Filed under 497(c)
File Nos. 333-164489
811-04419
COMBINED INFORMATION STATEMENT/PROXY STATEMENT

OF

TRANSAMERICA SERIES TRUST
on behalf of its Series:

TRANSAMERICA SCIENCE & TECHNOLOGY VP

TRANSAMERICA MUNDER NET50 VP

TRANSAMERICA VALUE BALANCED VP

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP

TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP

TRANSAMERICA MARSICO GROWTH VP

TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP

AND
PROSPECTUS
OF

TRANSAMERICA SERIES TRUST
on behalf of its Series:

TRANSAMERICA TEMPLETON GLOBAL VP

TRANSAMERICA BALANCED VP

TRANSAMERICA BLACKROCK LARGE CAP VALUE VP

TRANSAMERICA JENNISON GROWTH VP

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-800-851-9777

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716

March 1, 2010

Dear Policyowner:

The Board of Trustees of Transamerica Series Trust has approved the reorganization of your portfolio into another Transamerica portfolio. The approval of shareholders of certain target portfolios is required for the reorganization of their portfolios. Other target portfolios will participate in a reorganization, but the approval of their shareholders is not required. We ask that all investors review the enclosed combined information statement/proxy statement/prospectus, which contains information about each target portfolio and its corresponding destination portfolio, including fees and expenses.

For those reorganizations requiring shareholder approval, the Board has called a Special Meeting of Shareholders for each applicable portfolio to be held on April 23, 2010, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time, in order to vote on the proposed Agreement and Plan of Reorganization that provides for the reorganization of your portfolio into another Transamerica portfolio.

The reorganization of your portfolio is one of a number of reorganizations and other initiatives recently approved by the Boards of the Transamerica funds. The initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform. Many of the reorganizations are described in the enclosed combined information statement/proxy statement/prospectus. It is anticipated that all of the initiatives will be accomplished by mid-2010.

The Board has unanimously approved your portfolio’s reorganization and believes the reorganization is in the best interests of your portfolio and its shareholders.

If you have any questions, please call 1-800-851-9777 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/  John K. Carter
John K. Carter
President and Chief Executive Officer
Chairman of the Board
Transamerica Asset Management Group

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716

SCHEDULED FOR APRIL 23, 2010

This is the formal agenda for a Special Meeting of Shareholders of each of the Portfolios identified below (the “meeting”) that will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time on April 23, 2010, to consider and vote on the following proposals, as more fully described in the accompanying combined information statement/proxy statement/prospectus:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Munder Net50 VP, in exchange for shares of Transamerica Templeton Global VP to be distributed to the shareholders of Transamerica Munder Net50 VP and the assumption of all of the liabilities of Transamerica Munder Net50 VP by Transamerica Templeton Global VP, and (ii) the subsequent liquidation of Transamerica Munder Net50 VP;

PROPOSAL 2:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica American Century Large Company Value VP, in exchange for shares of Transamerica BlackRock Large Cap Value VP to be distributed to the shareholders of Transamerica American Century Large Company Value VP and the assumption of all of the liabilities of Transamerica American Century Large Company Value VP by Transamerica BlackRock Large Cap Value VP, and (ii) the subsequent liquidation of Transamerica American Century Large Company Value VP; and

PROPOSAL 3:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica T. Rowe Price Equity Income VP, in exchange for shares of Transamerica BlackRock Large Cap Value VP to be distributed to the shareholders of Transamerica T. Rowe Price Equity Income VP and the assumption of all of the liabilities of Transamerica T. Rowe Price Equity Income VP by Transamerica BlackRock Large Cap Value VP, and (ii) the subsequent liquidation of Transamerica T. Rowe Price Equity Income VP; and

PROPOSAL 4:	Any other business that may properly come before the meeting.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS UPON WHICH YOU ARE BEING ASKED TO VOTE.

Shareholders of record as of the close of business on February 5, 2010 are entitled to vote at the meeting and any related follow-up meetings.

Your vote is very important regardless of the number of shares that you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly. For your convenience, you may also authorize your proxy by telephone or via the internet by following the enclosed instructions. If you authorize your proxy by telephone or via the internet, please do not return your proxy card unless you elect to change your vote.

If shareholders do not return their proxies in sufficient numbers, the Portfolios may be required to make additional solicitations.

By Order of the Board of Trustees,

/s/  Dennis P. Gallagher
Vice President, General Counsel and Secretary

St. Petersburg, Florida
March 1, 2010

Portfolios Holding Special Meetings of Shareholders on April 23, 2010

Transamerica Munder Net50 VP
Transamerica American Century Large Company Value VP
Transamerica T. Rowe Price Equity Income VP

COMBINED INFORMATION STATEMENT/ PROXY STATEMENT
OF

TRANSAMERICA SERIES TRUST
on behalf of its Series:

TRANSAMERICA SCIENCE & TECHNOLOGY VP
TRANSAMERICA MUNDER NET50 VP
TRANSAMERICA VALUE BALANCED VP
TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP
TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP
TRANSAMERICA MARSICO GROWTH VP
TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP

(each, a “Target Portfolio” and together, the “Target Portfolios”)

AND
PROSPECTUS
OF

TRANSAMERICA SERIES TRUST
on behalf of its Series:

TRANSAMERICA TEMPLETON GLOBAL VP
TRANSAMERICA BALANCED VP
TRANSAMERICA BLACKROCK LARGE CAP VALUE VP
TRANSAMERICA JENNISON GROWTH VP

(each, a “Destination Portfolio” and together, the “Destination Portfolios”)

The address and telephone number of each Target Portfolio and each Destination Portfolio is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-800-851-9777

Shares of the Destination Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Portfolio or Destination Portfolio (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except as described herein.

This Information Statement/Proxy Statement/Prospectus sets forth information about the Destination Portfolios that an investor needs to know before investing. Please read this Information Statement/Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement/proxy statement and prospectus, dated March 1, 2010 (the “Information Statement/Proxy Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Series Trust, a Delaware statutory trust (each, a “Target Portfolio,” and together the “Target Portfolios”), into certain other series of Transamerica Series Trust (each, a “Destination Portfolio,” and together the “Destination Portfolios”).

Each Target Portfolio and Destination Portfolio is a series of Transamerica Series Trust (“TST”), an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of TST (the “Board” or the “Trustees”) has determined that the Reorganizations are in the best interests of each Target Portfolio and Destination Portfolio. A copy of the form of Agreement and Plan of Reorganization (the,“Plan”) for the Reorganizations is attached to this Information Statement/Proxy Statement/Prospectus as Exhibit A.

The approval of shareholders of Transamerica Munder Net50 VP, Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP is required for the Reorganization of their Target Portfolios. This Information Statement/Proxy Statement/Prospectus is being furnished to shareholders of these Target Portfolios in connection with the solicitation by the Board of proxies to be used at a Special Meeting of Shareholders of the Portfolios to be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 23, 2010 at 11:00 a.m., Eastern Time. The Information Statement/Proxy Statement/Prospectus contains information shareholders of these Target Portfolios should know before voting on the proposed Plan that provides for the Reorganization of their Target Portfolio into a corresponding Destination Portfolio.

Transamerica Science & Technology VP, Transamerica Value Balanced VP, Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP will each participate in a Reorganization, but the approval of their shareholders is not required by their governing documents or applicable law. This Information Statement/Proxy Statement/Prospectus is for informational purposes only, and shareholders of these Target Portfolios do not need to do anything in response to receiving it.

This Information Statement/Proxy Statement/Prospectus is being mailed to shareholders of the Target Portfolios on or about March 12, 2010.

The following table indicates (a) which Proposal relates to which Target Portfolio and corresponding Destination Portfolio, (b) the corresponding Destination Portfolio shares that each Target Portfolio shareholder will receive, (c) which Target Portfolio shareholders are being asked to vote, and (d) on what page of this Information Statement/Proxy Statement/Prospectus the discussion regarding each Proposal begins. The Proposals are numbered and grouped for convenience. The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

Target Portfolio
Shareholder
Group	Proposal	Target Portfolio & Shares	Destination Portfolio & Shares	Approval Required	Page

Group 1		Transamerica Science & Technology VP	Transamerica Diversified Equity VP*	No	7
		Initial Class	Initial Class
		Service Class	Service Class
	Proposal 1	Transamerica Munder Net50 VP	Transamerica Diversified Equity VP*	Yes
		Initial Class	Initial Class
		Service Class	Service Class
Group 2		Transamerica Value Balanced VP	Transamerica Balanced VP	No	30
		Initial Class	Initial Class
		Service Class	Service Class
Group 3	Proposal 2	Transamerica American Century Large Company Value VP	Transamerica BlackRock Large Cap Value VP	Yes	46
		Initial Class	Initial Class
		Service Class	Service Class
	Proposal 3	Transamerica T. Rowe Price Equity Income VP	Transamerica BlackRock Large Cap Value VP	Yes
		Initial Class	Initial Class
		Service Class	Service Class
Group 4		Transamerica Marsico Growth VP	Transamerica Jennison Growth VP	No	67
		Initial Class	Initial Class
		Service Class	Service Class
		Transamerica T. Rowe Price Growth Stock VP	Transamerica Jennison Growth VP	No
		Initial Class	Initial Class
		Service Class	Service Class

*	As of the date of this Information Statement/Proxy Statement/Prospectus, the Portfolio’s name is Transamerica Templeton Global VP. The Portfolio’s name, investment objective and principal investment strategies and policies, and sub-adviser will be changed on or about April 30, 2010. The Portfolio will be renamed Transamerica Diversified Equity VP.

Please read this Information Statement/Proxy Statement/Prospectus, including Exhibit A, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Portfolio’s Reorganization.
The date of this Information Statement/Proxy Statement/Prospectus is March 1, 2010.

For more complete information about each Portfolio, please read the Portfolio’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Portfolio’s prospectus and statement of additional information, and other additional information about each Portfolio, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information
Each Portfolio’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or visiting the Portfolios’ website at www.transamericafunds.com (select “Transamerica Series Trust”).
Each Portfolio’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at www.transamericafunds.com (select “Transamerica Series Trust”). See “Available Information.”
A statement of additional information for this Information Statement/Proxy Statement/Prospectus, dated March 1, 2010 (the “SAI”). The SAI contains additional information about the Target Portfolios and the Destination Portfolios.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at www.transamericafunds.com (select “Transamerica Series Trust”). The SAI is incorporated by reference into this Information Statement/Proxy Statement/Prospectus.
To ask questions about this Information Statement/Proxy Statement/Prospectus.	Call the following toll-free telephone number: 1-800-851-9777.

The Target Portfolios’ prospectus dated May 1, 2009, as supplemented, and statement of additional information dated November 19, 2009, as supplemented, are incorporated by reference into this Information Statement/Proxy Statement/Prospectus.

Shares of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for owners (each a “Policyowner,” collectively, “Policyowners”) of variable annuity contracts and variable life policies (collectively, the “Policies”) and (2) the Asset Allocation Portfolios (as defined below). As such, Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Merrill Lynch Life Insurance Company (“MLLIC”), ML Life Insurance Company of New York (“MLLICNY”), and Monumental Life Insurance Company (“Monumental”) (collectively, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. WRL, TLIC, TFLIC, MLLIC, MLLICNY and Monumental each offer certain of the Target Portfolios in their respective products.

TST has agreed to provide information to and, where applicable, solicit voting instructions from, Policyowners invested in each Target Portfolio in connection with a Reorganization of that Portfolio into the applicable Destination Portfolio. As such and for ease of reference, throughout the enclosed Information Statement/Proxy Statement/Prospectus, you may also be referred to as “shareholders” of the Portfolios.

You have received this Information Statement/Proxy Statement/Prospectus because you have a Policy of one of these Insurance Companies and that Policy is invested in a Target Portfolio. If you own a Policy that is invested in Transamerica Munder Net50 VP, Transamerica American Century Large Company Value VP or Transamerica T. Rowe Price Equity Income VP, you have the right to give voting instructions on shares of your Target Portfolio that are attributable to your Policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the Special Meeting. All Policyowners that are asked to provide voting instructions on behalf of a Target Portfolio may be described as “voting” and his or her respective voting instruction form may be described as a “proxy card” for purposes of this Information Statement/Proxy Statement/Prospectus.

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Proxy Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Proxy Statement/Prospectus, including Exhibit A, and the Portfolios’ prospectuses carefully for more complete information.

How Will the Reorganizations Work?

•	Each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•	Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the corresponding Target Portfolio on the closing date of the applicable Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio’s Initial Class and Service Class shares, respectively.

•	Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio.

•	Following the Reorganizations, Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Portfolio, BlackRock Investment Management, LLC (“BlackRock”) will continue to serve as sub-adviser to Transamerica BlackRock Large Cap Value VP, Jennison Associates LLC (“Jennison”) will continue to serve as sub-adviser to Transamerica Jennison Growth VP and Transamerica Investment Management, LLC (“TIM”) will continue to serve as sub-adviser to Transamerica Diversified Equity VP and Transamerica Balanced VP. In addition, Templeton Investment Counsel LLC will no longer sub-advise Transamerica Templeton Global VP after the Portfolio changes its investment objective and principal investment strategies and policies and is renamed Transamerica Diversified Equity VP.

•	The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Why did the Trustees Recommend the Reorganizations?

In recommending the Reorganization of your Target Portfolio, the Board, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Portfolios, the Destination Portfolios, TAM or Transamerica Capital, Inc. (“TCI”), the Portfolios’ principal underwriter and distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Portfolio and will not dilute the interests of the existing shareholders of your Target Portfolio. The Board has made this determination based on various factors, which include those that are discussed in this Information Statement/Proxy Statement/Prospectus under each Proposal in the section entitled “Reasons for the Proposed Reorganizations.”

The Board also serves as the Board of each corresponding Destination Portfolio. The Board, including all of the Independent Trustees, has also approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of such Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of printing and mailing this Information Statement/Proxy Statement/Prospectus will be approximately $192,500. This cost will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Portfolios and Destination Portfolios (and ultimately the shareholders of the Target Portfolios and Destination Portfolios), on the other. The share of the cost that is borne by the Portfolios will be allocated among the Portfolios on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of a Reorganization, and, in some cases, all of the cost of a Reorganization, but in no event will the Portfolios’ share exceed 50% of such cost.

How Do the Fees and Expenses of the Target Portfolio and Destination Portfolio Compare, and What Are They Estimated to be Following the Reorganization?

The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio, and the estimated (pro forma) fees and expenses of the Destination Portfolios following the Reorganizations.

GROUP 1*

				Combined Transamerica
	Transamerica Science	Transamerica	Transamerica	Diversified Equity VP
	& Technology VP	Munder Net50 VP	Diversified Equity VP	(Pro Forma)
	Initial Class	Initial Class	Initial Class	Initial Class

Management Fees	0.78%	0.90%	0.75%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.08%	0.09%	0.16%	0.09%

Total Annual Fund Operating Expenses	0.86%	0.99%	0.91%	0.82%

				Combined Transamerica
	Transamerica Science	Transamerica	Transamerica	Diversified Equity VP
	& Technology VP	Munder Net50 VP	Diversified Equity VP	(Pro Forma)
	Service Class	Service Class	Service Class	Service Class

Management Fees	0.78%	0.90%	0.75%	0.73%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.08%	0.09%	0.16%	0.09%

Total Annual Fund Operating Expenses	1.11%	1.24%	1.16%	1.07%

*	Assumes both Group 1 Reorganizations are consummated.

GROUP 2

			Combined Transamerica
	Transamerica Value	Transamerica	Balanced VP
	Balanced VP	Balanced VP	(Pro Forma)
	Initial Class	Initial Class	Initial Class

Management Fees	0.75%	0.80%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.09%	0.11%	0.09%

Total Annual Fund Operating Expenses	0.84%	0.91%	0.84%

			Combined Transamerica
	Transamerica Value	Transamerica	Balanced VP
	Balanced VP	Balanced VP	(Pro Forma)
	Service Class	Service Class	Service Class

Management Fees	0.75%	0.80%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.11%	0.09%

Total Annual Fund Operating Expenses	1.09%	1.16%	1.09%

GROUP 3*

	Transamerica			Combined
	American Century	Transamerica	Transamerica	Transamerica
	Large Company	T. Rowe Price	BlackRock Large Cap	BlackRock Large Cap
	Value VP	Equity Income VP	Value VP	Value VP (Pro Forma)
	Initial Class	Initial Class	Initial Class	Initial Class

Management Fees	0.82%	0.75%	0.78%	0.74%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.06%	0.07%	0.06%	0.05%

Total Annual Fund Operating Expenses	0.88%	0.82%	0.84%	0.79%

	Transamerica			Combined
	American Century	Transamerica	Transamerica	Transamerica
	Large Company	T. Rowe Price	BlackRock Large Cap	BlackRock Large Cap
	Value VP	Equity Income VP	Value VP	Value VP (Pro Forma)
	Service Class	Service Class	Service Class	Service Class

Management Fees	0.82%	0.75%	0.78%	0.74%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.06%	0.07%	0.06%	0.05%

Total Annual Fund Operating Expenses	1.13%	1.07%	1.09%	1.04%

*	Assumes both Group 3 Reorganizations are consummated.

GROUP 4*

		Transamerica	Transamerica	Combined Transamerica
	Transamerica Marsico	T. Rowe Price	Jennison	Jennison Growth VP
	Growth VP	Growth Stock VP	Growth VP	(Pro Forma)
	Initial Class	Initial Class	Initial Class	Initial Class

Management Fees	0.77%	0.79%	0.79%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.06%	0.07%	0.06%	0.05%

Total Annual Fund Operating Expenses	0.83%	0.86%	0.85%	0.77%

		Transamerica	Transamerica	Combined Transamerica
	Transamerica	T. Rowe Price	Jennison	Jennison Growth VP
	Marsico Growth VP	Growth Stock VP	Growth VP	(Pro Forma)
	Service Class	Service Class	Service Class	Service Class

Management Fees	0.77%	0.79%	0.79%	0.72%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.06%	0.07%	0.06%	0.05%

Total Annual Fund Operating Expenses	1.08%	1.11%	1.10%	1.02%

*	Assumes both Group 4 Reorganizations are consummated.

How Do the Investment Objectives, Policies and Risks of the Target Portfolio and Destination Portfolio Compare?

Each Target Portfolio and corresponding Destination Portfolio generally have similar investment objectives and principal investment strategies and policies, and are generally subject to similar principal risks. In recommending each Reorganization, the Board considered the investment objective, policies and risks of each Target Portfolio and their compatibility with those of the corresponding Destination Portfolio. The tables below show the investment objective of each Portfolio. The principal investment policies and principal risks of each Portfolio are discussed in detail later in this Information Statement/Proxy Statement/Prospectus.

GROUP 1

Transamerica Diversified
	Transamerica Science & Technology VP	Transamerica Munder Net50 VP	Equity VP

Investment objective	This Portfolio seeks long-term growth of capital.	This Portfolio seeks long-term capital appreciation.	The Portfolio seeks to maximize capital appreciation.

GROUP 2

	Transamerica Value Balanced VP	Transamerica Balanced VP

Investment objective	This Portfolio seeks preservation of capital and competitive investment returns.	This Portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

GROUP 3

		Transamerica T. Rowe Price	Transamerica BlackRock
	Transamerica American Century Large Company Value VP	Equity Income VP	Large Cap Value VP

Investment objective	This Portfolio seeks long-term capital growth; income is a secondary goal.	The Portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.	This Portfolio seeks long-term capital growth.

GROUP 4

	Transamerica Marsico	Transamerica T. Rowe	Transamerica Jennison
	Growth VP	Price Growth Stock VP	Growth VP

Investment objective	This Portfolio seeks long-term growth of capital.	This Portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.	This Portfolio seeks long-term growth of capital.

Do the Procedures Governing How Shareholders May Buy, Sell and Exchange Shares of the Target and Destination Portfolios Differ?

No, as discussed later in this Information Statement/Proxy Statement/Prospectus under the caption “Buying, Selling and Exchanging of Portfolio Shares,” the purchase, redemption and exchange procedures of the Target and Destination Portfolios are the same.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Portfolio and corresponding Destination Portfolio must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor in general your Target Portfolio will recognize gain or loss as a direct result of the Reorganization of your Target Portfolio, and that the aggregate tax basis of the Destination Portfolio shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Portfolio shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid portfolio-level taxes, each Target Portfolio will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date, to its shareholders shortly before the applicable Reorganization. The corresponding Destination Portfolio may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the corresponding Destination Portfolio will declare and pay to its shareholders before the end of 2010 a distribution of any remaining income and gains. All such distributions generally will be taxable to the shareholders, but as long as the contracts funded by your Target Portfolio or by the corresponding Destination Portfolio qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners. For more information, see “Tax Status of Each Reorganization” on page 93 of this Information Statement/Proxy Statement/Prospectus.

What Happens if the Reorganization is Not Approved?

You should note that shareholder approval is not required for all of the Reorganizations. If shareholder approval is required, and if your Target Portfolio’s shareholders do not approve the applicable Reorganization, the meeting may be adjourned as to your Target Portfolio as more fully described in this Information Statement/Proxy Statement/Prospectus. In that case, your Target Portfolio will continue to engage in business as a separate investment management company and the Target Board will consider what further action, if any, may be appropriate. The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

Who is Eligible to Vote?

The approval of shareholders of only certain Target Portfolios is required for the Reorganization of their Portfolios. Shareholders of record of Transamerica Munder Net50 VP, Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP on February 5, 2010 (the “Record Date”) are entitled to attend and vote at the meeting or any adjourned meeting. On each Proposal with respect to each of these Target Portfolios, all shareholders of the Target Portfolio, regardless of the class of shares held, will vote together as a single class. Each whole share (or fractional share) of such Target Portfolios shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If a shareholder signs a proxy but does not fill in a vote, their shares will not be voted to approve the applicable Plan. If any other business comes before the meeting, a shareholder’s shares will be voted at the discretion of the persons named as proxies. The other Target Portfolios will each participate in a Reorganization, but the approval of their shareholders is not required.

GROUP 1 REORGANIZATIONS

TRANSAMERICA SCIENCE & TECHNOLOGY VP
TRANSAMERICA MUNDER NET50 VP
(the “Target Portfolios”)

TRANSAMERICA TEMPLETON GLOBAL VP
(the “Destination Portfolio”)

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Proxy Statement/Prospectus, after the discussion of the Reorganizations.

Transamerica Templeton Global VP, the Destination Portfolio, will be renamed Transamerica Diversified Equity VP in connection with the Reorganization and will change its investment objective, strategies and policies and principal risks. The Destination Portfolio’s new investment objective, strategies and policies and principal risks are shown below. Transamerica Investment Management, LLC (“TIM”) will continue to serve as sub-adviser to the Destination Portfolio, but Templeton Investment Counsel LLC will no longer sub-advise the Portfolio after these changes take place.

The Reorganization of Transamerica Munder Net50 VP into the Destination Portfolio is subject to shareholder approval. Transamerica Science & Technology VP will participate in the Reorganization into the Destination Portfolio, but the approval of its shareholders is not required by the Portfolio’s governing documents or applicable law, and shareholders of Transamerica Science & Technology VP are not being asked to vote.

In each Reorganization (assuming Transamerica Munder Net50 VP shareholder approval), the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The Portfolios are advised by TAM. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolios.

Comparison of Transamerica Science & Technology VP, Transamerica Munder Net50 VP and
Transamerica Diversified Equity VP

Transamerica Munder
	Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

Investment objective	This Portfolio seeks long-term growth of capital.	This Portfolio seeks long-term capital appreciation.	The Portfolio seeks to maximize capital appreciation.
Principal investment strategies and policies	The Portfolio’s sub-adviser, TIM, seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are	The Portfolio’s sub-adviser, Munder Capital Management (“Munder Capital”), seeks to achieve the Portfolio’s objective by investing principally in: • Stocks of domestic and	The Portfolio’s sub-adviser, TIM, generally invests at least 80% of the Portfolio’s net assets in a diversified portfolio of domestic equity securities. TIM uses an intrinsic valuation discipline in

Transamerica Munder
Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The Portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company’s intrinsic business value and/or	foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

•     Pure plays — companies whose core business models are focused primarily on the Internet;

•   Builders — companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

•   Beneficiaries[ret] — companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (“ADRs”) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The Portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The Portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the Portfolio may invest, or in the length of	selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long- term, above-average rate of return. The Portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Portfolio’s Portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

•     the quality of the management team

•   the company’s ability to earn returns on capital in excess of the cost of capital

•   competitive barriers to entry

•   the financial condition of the company

To achieve the Portfolio’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly

Transamerica Munder
	Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

projected growth rate or relative to alternative investments within an industry.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.

This Portfolio is non- diversified.	operating history for the companies. The Portfolio may also invest without limit in initial public offerings (“IPOs”), although it is uncertain whether such IPOs will be available for investment by the Portfolio or what impact, if any, they will have on the Portfolio’s performance.

The Portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (“ETFs”), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.	traded securities) is greater than $500 million.

Consistent with the Portfolio’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.
Investment adviser	TAM	TAM	TAM

Transamerica Munder
	Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

Sub-adviser	TIM	Munder Capital	TIM
Portfolio managers	Kirk J. Kim, Portfolio Manager (lead) Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.

Jeffrey J. Hoo, CFA, Portfolio Manager (co) Jeffrey J. Hoo is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo’s analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial	Kenneth A. Smith, CFA, Senior Portfolio Manager. Mr. Smith has been a member of the Portfolio’s management team since Munder Capital began managing the Portfolio. Mr. Smith co- manages the Munder Internet Fund and the Munder Technology Fund, and is a member of Munder Capital’s large-capitalization value and multi-capitalization value portfolio management teams, focusing on the technology and telecommunications industries. Mr. Smith has over 12 years of investment management experience and joined Munder Capital in 1996.

Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst. Mr. Lebovitz has been a member of the Portfolio’s management team and part of Munder Capital’s technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder Capital’s equity investment disciplines since joining Munder Capital in 1999.	Edward S. Han, Portfolio Manager (lead) Edward S. Han is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity, Mid Growth Equity and Concentrated All Cap Growth Equity disciplines. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 16 years of investment experience.

Peter O. Lopez, Portfolio Manager (co) Peter O. Lopez is Principal, President, Director of Research and Portfolio Manager at TIM. He co-manages sub- advised funds and institutional accounts in the Large Growth Equity, Convertible Securities and Flexible Income disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from

Transamerica Munder
Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

Analyst designation. Mr. Hoo has 11 years of investment experience.

Erik U. Rollé, Portfolio Manager (co) Erik U. Rollé is a Securities Analyst and Co- Portfolio Manager at TIM. Mr. Rollé co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.

Joshua D. Shaskan, CFA, Portfolio Manager (co) Joshua D. Shaskan is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the	Arizona State University. Mr. Lopez has 18 years of investment experience.

Gary U. Rollé, CFA, Portfolio Manager (co) Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 until 1983, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Throughout his 27-year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 42 years of investment experience.

Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

		Transamerica Munder
	Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

	Chartered Financial Analyst designation and has 16 years of investment experience.
Net assets (as of December 31, 2009)	$116,373,614	$96,351,756	$444,884,098

Classes of Shares, Fees and Expenses

Transamerica Munder
	Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2011.
Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non- distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.
Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.78% of the first $500 million; and

•   0.70% in excess of $500 million.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.78% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.90%.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.90% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.75% of the first $500 million;

•   0.725% over $500 million up to $1.5 billion; and

•   0.70% in excess of $1.5 billion.

Note: Subject to and effective upon the Closing of one or both Reorganizations, the advisory fees will be reduced and TAM will receive the following compensation from the Portfolio (expressed as a specified percentage of the Portfolio’s average daily net assets):

Transamerica Munder
	Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

•     0.73% of the first $500 million;

•   0.70% over $500 million up to $2.5 billion; and

•   0.65% in excess of $2.5 billion.
For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.75% of the Portfolio’s average daily net assets.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.35% of the first $250 million;

•   0.30% over $250 million up to $500 million; and

• 0.25% in excess of $500 million.	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the Portfolio’s average daily net assets.	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.35% of the first $500 million;

•   0.30% over $500 million up to $2.5 billion; and

•   0.25% in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the Portfolio’s expense limitation.†

† The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the Sub- Adviser.
Fee waiver and expense limitations	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain

Transamerica Munder
Transamerica Science & Technology VP	Net50 VP	Transamerica Diversified Equity VP*

extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b- 1 fees and certain extraordinary expenses.	extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.	extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

Note: Subject to and effective upon the Closing of one or both Reorganizations, the Portfolio’s expense cap will be reduced to 0.85%.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in the “The Portfolios’ Fees and Expenses” section starting on page 20.

*	As of the date of this Information Statement/Proxy Statement/Prospectus, the Portfolio’s name is Transamerica Templeton Global VP. The Portfolio’s name, investment objective and principal investment strategies and policies, and sub-adviser will be changed on or about April 30, 2010. The Portfolio will also reduce its advisory fees. The Portfolio will be renamed Transamerica Diversified Equity VP. The information shown above is as effective on or about April 30, 2010.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and certain similar principal investment strategies and policies, they are subject to some similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•	Market. The value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Portfolio holds fluctuate in price, the value of your investment in the Portfolio will go up and down.

•	Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Munder Net50 VP and the Destination Portfolio are subject to the following additional principal risks:

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Foreign Securities. Investments in foreign securities, including ADRs, Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Transamerica Munder Net50 VP is subject to the following additional principal risks:

•	Currency. When the Portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

•	Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Internet Investing. The Portfolio’s policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (“WWW”), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the Portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the Portfolio will likely reflect that of this sector during down markets as well as during up markets.

•	Initial Public Offerings. Investments in IPOs involve special risks:

•	Fluctuation of market value

•	Possible higher transaction costs

•	Market risk

•	Liquidity risk

•	Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Small-Sized Companies. Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Transamerica Science & Technology VP is subject to the following additional principal risks:

•	Science and Technology Stocks. Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the Portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

•	Health Care Sector. To the extent the Portfolio invests a significant portion of its assets in one or more economic sectors or industries at any time, the Portfolio will face a greater risk of loss due to factors affecting the sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company’s valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

•	Non-Diversification. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the Portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

The Destination Portfolio is subject to the following additional principal risks:

•	Focused Investing. To the extent the fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Value Investing. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The Portfolio may underperform other equity portfolios that use different investing styles. The Portfolio may also underperform other equity portfolios using the value style.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing you how the performance of the Portfolios’ Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Portfolios’ expenses, performance would have been lower. The Portfolios’ Service Class shares will have different performance because they have different expenses than the Portfolios’ Initial Class shares. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/Performance.aspx).

The Designation Portfolio’s performance shown below reflects the Portfolio’s current objective and strategies. Effective after the Closing, the Portfolio will have a new objective and investment strategies.

Transamerica Science & Technology VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  34.92% for quarter ended 12/31/01

Worst calendar quarter:  (34.65)% for quarter ended 9/30/01

(1)	Prior to August 1, 2006, a different sub-adviser managed this Portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.

Transamerica Munder Net50 VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  38.66% for quarter ended 12/31/01

Worst calendar quarter:  (46.99)% for quarter ended 9/30/01

(1)	Prior to May 1, 2001, a different sub-adviser managed this Portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(a)	Rounds to less than (0.01)% or 0.01%.

Transamerica Diversified Equity VP’s Annual Total Returns — Initial Class Shares(1)†
(years ended December 31)

Best calendar quarter:  20.60% for quarter ended 6/30/09

Worst calendar quarter:  (21.70)% for quarter ended 12/31/08

(1)	Prior to May 1, 2004, a different sub-adviser managed this Portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the Portfolio and managed the Portfolio’s domestic equity component. Prior to October 27, 2006, the Portfolio employed a different investment program for the Portfolio’s equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

Transamerica Science & Technology VP’s Average Annual Total Returns
(for periods ended December 31, 2009)

	1 Year	5 Years	Life of Fund*

Transamerica Science & Technology VP Initial Class	57.77%	2.11%	(7.39)%
Transamerica Science & Technology VP Service Class	57.89%	1.88%	6.92%
Dow Jones U.S. Technology Index	64.49%	4.34%	(7.04)%

*	Initial Class shares commenced operations May 1, 2000; Service Class shares commenced operations May 1, 2003.

Transamerica Munder Net50 VP’s Average Annual Total Returns
(for years ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica Munder Net50 VP Initial Class	72.80%	4.30%	0.80%
Transamerica Munder Net50 VP Service Class	72.53%	4.05%	10.56%
S&P 500 Composite Stock Index	26.46%	0.42%	(0.95)%
AMEX Interactive Week Internet Index	74.82%	6.12%	(8.58)%

*	Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

Transamerica Diversified Equity VP’s Average Annual Total Returns†
(for years ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica Templeton Global VP Initial Class	28.32%	1.24%	(3.89)%
Transamerica Templeton Global VP Service Class	27.85%	0.96%	5.48%
Morgan Stanley Capital International World Index	30.79%	2.57%	0.23%

*	Service Class shares commenced operations May 1, 2003.

†	As of the date of this Information Statement/Proxy Statement/Prospectus, the Portfolio’s name is Transamerica Templeton Global VP. The Portfolio’s name, investment objective and principal investment strategies and policies, and sub-adviser will be changed on or about April 30, 2010. The Portfolio will be renamed Transamerica Diversified Equity VP.

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fee and expense information below does not reflect insurance-related charges or expenses. The fees and expenses in the table appearing below are based on the expenses of the Portfolios for the twelve-month period ended December 31, 2009. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica Science & Technology VP Reorganization:

					Combined
					Transamerica
	Transamerica		Transamerica		Diversified
	Science &		Diversified		Equity VP
	Technology VP		Equity VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.78%		0.75%		0.73%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.08%		0.16%		0.10%

Total Annual Fund Operating Expenses	0.86%		0.91%		0.83%

Expense Reduction	0.00	%(2)	0.00	%(4)	0.00	%(5)
Net Operating Expenses	0.86%		0.91%		0.83%

					Combined
					Transamerica
	Transamerica		Transamerica		Diversified
	Science &		Diversified		Equity VP
	Technology VP		Equity VP		(Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.78%		0.75%		0.73%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.08%		0.16%		0.10%

Total Annual Fund Operating Expenses	1.11%		1.16%		1.08%

Expense Reduction	0.00	%(2)	0.00	%(4)	0.00	%(5)
Net Operating Expenses	1.11%		1.16%		1.08%

Assuming only the Transamerica Munder Net50 VP Reorganization:

					Combined
					Transamerica
	Transamerica		Transamerica		Diversified
	Munder		Diversified		Equity VP
	Net50 VP		Equity VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.90%		0.75%		0.73%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.09%		0.16%		0.10%

Total Annual Fund Operating Expenses	0.99%		0.91%		0.83%

Expense Reduction	0.00	%(3)	0.00	%(4)	0.00	%(5)
Net Operating Expenses	0.99%		0.91%		0.83%

					Combined
					Transamerica
	Transamerica		Transamerica		Diversified
	Munder		Diversified		Equity VP
	Net50 VP		Equity VP		(Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.90%		0.75%		0.73%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.09%		0.16%		0.10%

Total Annual Fund Operating Expenses	1.24%		1.16%		1.08%

Expense Reduction	0.00	%(3)	0.00	%(4)	0.00	%(5)
Net Operating Expenses	1.24%		1.16%		1.08%

Assuming both Group 1 Reorganizations:

							Combined
							Transamerica
	Transamerica		Transamerica		Transamerica		Diversified
	Science &		Munder		Diversified		Equity VP
	Technology VP		Net50 VP		Equity VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.78%		0.90%		0.75%		0.73%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.08%		0.09%		0.16%		0.09%

Total Annual Fund Operating Expenses	0.86%		0.99%		0.91%		0.82%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)	0.00	%(5)
Net Operating Expenses	0.86%		0.99%		0.91%		0.82%

							Combined
							Transamerica
	Transamerica		Transamerica		Transamerica		Diversified
	Science &		Munder		Diversified		Equity VP
	Technology VP		Net50 VP		Equity VP		(Pro Forma)
	Service Class		Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.78%		0.90%		0.75%		0.73%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.08%		0.09%		0.16%		0.09%

Total Annual Fund Operating Expenses	1.11%		1.24%		1.16%		1.07%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)	0.00	%(5)
Net Operating Expenses	1.11%		1.24%		1.16%		1.07%

(1)	TST’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2011. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(2)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(3)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(4)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(5)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolios. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Assuming only the Transamerica Science & Technology VP Reorganization:

			Combined
			Transamerica
	Transamerica	Transamerica	Diversified
Number of Years	Science &	Diversified	Equity VP
You Own Your Shares	Technology VP	Equity VP	(Pro Forma)

Initial Class
Year 1	$88	$93	$85
Year 3	$307	$322	$297
Year 5	$543	$570	$527
Year 10	$1,223	$1,281	$1,188
Service Class
Year 1	$113	$118	$110
Year 3	$353	$368	$343
Year 5	$612	$638	$595
Year 10	$1,352	$1,409	$1,317

Assuming only the Transamerica Munder Net50 VP Reorganization:

			Combined
			Transamerica
	Transamerica	Transamerica	Diversified
Number of Years	Munder	Diversified	Equity VP
You Own Your Shares	Net50 VP	Equity VP	(Pro Forma)

Initial Class
Year 1	$101	$93	$85
Year 3	$347	$322	$297
Year 5	$613	$570	$527
Year 10	$1,373	$1,281	$1,188
Service Class
Year 1	$126	$118	$110
Year 3	$393	$368	$343
Year 5	$681	$638	$595
Year 10	$1,500	$1,409	$1,317

Assuming both Group 1 Reorganizations:

				Combined
				Transamerica
	Transamerica	Transamerica	Transamerica	Diversified
Number of Years	Science &	Munder	Diversified	Equity VP
You Own Your Shares	Technology VP	Net50 VP	Equity VP	(Pro Forma)

Initial Class
Year 1	$88	$101	$93	$84
Year 3	$307	$347	$322	$294
Year 5	$543	$613	$570	$522
Year 10	$1,223	$1,373	$1,281	$1,176
Service Class
Year 1	$113	$126	$118	$109
Year 3	$353	$393	$368	$340
Year 5	$612	$681	$638	$590
Year 10	$1,352	$1,500	$1,409	$1,306

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolios’ most recent fiscal years ended December 31, 2008 and 2009, the portfolio turnover rates were 52% and 45%, and 85% and 57% of the average value of the Portfolios’ portfolios with respect to Transamerica Science & Technology VP and Transamerica Munder Net50 VP, respectively. During the Destination Portfolio’s most recent fiscal year ended December 31, 2008 and 2009, the Destination Portfolio’s portfolio turnover rates were 18% and 54% of the average value of its portfolio.

Reasons for the Proposed Reorganizations

The Board of each Target Portfolio, including its Independent Trustees, has unanimously determined that each proposed Reorganization would be in the best interests of each Target Portfolio and would not dilute the interests of the existing shareholders of each Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that each Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that each proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve each Reorganization, the Trustees considered the potential impact of each proposed Reorganization on the Portfolios’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Trustees considered that the Reorganization presents an opportunity for the shareholders of each Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•	The Trustees considered that the Reorganization would eliminate smaller, more specialized funds that have not achieved scale and enhance the potential for the combined Destination Portfolio to achieve growth in assets. The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than each Target Portfolio, and that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base. As indicated above, the Destination Portfolio is significantly larger than either of the Target Portfolios.

•	The Trustees also considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica fund complex. The Trustees also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Trustees of the Transamerica fund complex. The Trustees noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Trustees assessed information regarding fees and expenses for each Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization. The Trustees considered that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratios of the corresponding class of shares of each Target Portfolio. The Trustees also considered that the Destination Portfolio’s advisory fees are lower than the advisory fees of each of the Target Portfolios.

•	The Trustees considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Portfolio compared to those of each Target Portfolio. The Trustees considered that, for each Target Portfolio, TAM has contractually undertaken, through April 30, 2011, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels. As indicated above, if the Reorganization is consummated, the Destination Portfolio will be subject to a lower expense cap than either of the Target Portfolios.

•	The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, each Target Portfolio and the Destination Portfolio.

Investment Performance

•	The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

•	The Trustees noted TAM’s representation that the Destination Portfolio will change its investment objective and strategies effective on the Closing of the Reorganization and will have the same investment objective, main strategies and principal risks of Transamerica Diversified Equity, a non-insurance fund in the fund complex, and thus the Trustees evaluated the investment performance of the Target Portfolios against Transamerica Diversified Equity for comparison purposes.

•	The Trustees also noted that Transamerica Diversified Equity’s performance was higher than Transamerica Science & Technology VP’s performance for the 3- and 5-year periods ended February 28, 2009, but that Transamerica Science & Technology VP’s performance was higher for the 1-year period ended February 28, 2009. The Trustees further noted that Transamerica Munder Net50 VP’s performance was higher than Transamerica Diversified Equity’s performance for the 1-, 3- and 5-year periods ended February 28, 2009.

Tax

•	The Trustees considered that the Reorganization is expected to be treated as a “reorganization” under Section 368(a) of the Code and that shareholders are therefore not expected to recognize gain or loss upon the exchange of their Target Portfolio shares in the Reorganization.

Investment Program

•	The Trustees considered that, in connection with the proposed Reorganization, the Destination Portfolio will be renamed, will terminate a sub-adviser and will undergo a change in its investment program. The Trustees considered the investment objectives and policies of the Destination Portfolio as they will be changed and their compatibility with those of each Target Portfolio.

•	The Trustees considered that TAM is the adviser to each Target Portfolio and the Destination Portfolio. The Trustees also considered that Transamerica Munder Net50 VP has an investment sub-adviser that is different than the investment sub-adviser of the Destination Portfolio, but it can be replaced without shareholder approval.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees considered that the portfolio managers of the combined Destination Portfolio could conclude that various securities holdings of each Target Portfolio may not be consistent with the combined Destination Portfolio’s long-term investment strategy, and, thus, the portfolio managers may liquidate these positions, and that TAM had represented that portfolio transition should not have a material adverse effect on the Portfolios and their shareholders.

•	The Trustees took into consideration the fact that the Target Portfolios and Destination Portfolio have the same valuation policies and procedures.

•	The Trustees considered that, with respect to Transamerica Munder Net50 VP, the proposed Reorganization is subject to shareholder approval.

CAPITALIZATION

The following table sets forth the capitalization of each Target Portfolio and the Destination Portfolio as of December 31, 2009 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between December 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

Assuming only the Transamerica Science & Technology VP Reorganization:

					Combined
					Transamerica
	Transamerica	Transamerica			Diversified
	Science &	Diversified	Pro Forma		Equity VP
	Technology VP	Equity VP	Adjustments		(Pro Forma)

Net Assets (000’s)
Initial Class	$108,836	$422,067	$(27	)(a)	$530,876
Service Class	$7,538	$22,817	$(1	)(a)	$30,354
Net Asset Value Per Share
Initial Class	$4.08	$17.49	$(4.08	)(b)	$17.49
Service Class	$4.02	$17.36	$(4.02	)(b)	$17.36
Shares Outstanding (000’s)
Initial Class	26,650	24,135	(20,427	)(c)	30,358
Service Class	1,876	1,314	(1,442	)(c)	1,748

Assuming only the Transamerica Munder Net50 VP Reorganization:

					Combined
					Transamerica
	Transamerica	Transamerica			Diversified
	Munder	Diversified	Pro Forma		Equity VP
	Net 50 VP	Equity VP	Adjustments		(Pro Forma)

Net Assets (000’s)
Initial Class	$93,069	$422,067	$(66	)(a)	$515,070
Service Class	$3,283	$22,817	$(3	)(a)	$26,097
Net Asset Value Per Share
Initial Class	$8.64	$17.49	$(8.64	)(b)	$17.49
Service Class	$8.54	$17.36	$(8.54	)(b)	$17.36
Shares Outstanding (000’s)
Initial Class	10,766	24,135	(5,445	)(c)	29,456
Service Class	385	1,314	(196	)(c)	1,503

Assuming both Group 1 Reorganizations:

						Combined
						Transamerica
	Transamerica	Transamerica	Transamerica			Diversified
	Science &	Munder	Diversified	Pro Forma		Equity VP
	Technology VP	Net 50 VP	Equity VP	Adjustments		(Pro Forma)

Net Assets (000’s)
Initial Class	$108,836	$93,069	$422,067	$(72	)(a)	$623,900
Service Class	$7,538	$3,283	$22,817	$(3	)(a)	$33,635
Net Asset Value Per Share
Initial Class	$4.08	$8.64	$17.49	$(12.72	)(b)	$17.49
Service Class	$4.02	$8.54	$17.36	$(12.56	)(b)	$17.36
Shares Outstanding (000’s)
Initial Class	26,650	10,766	24,135	(25,873	)(c)	35,678
Service Class	1,876	385	1,314	(1,637	)(c)	1,938

(a)	To adjust Net Assets for costs associated with the Reorganization(s).

(b)	To adjust Net Asset Value Per Share of the Pro Forma Combined Portfolio based on combining the Target Portfolio(s) at the Destination Portfolio’s net asset value.

(c)	To adjust the Shares Outstanding of the Pro Forma Combined Portfolio based on combining the Target Portfolio(s) at the Destination Portfolio’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of the Group 4 Reorganizations. For information relating to voting rights, required vote and the meeting of Transamerica Munder Net50 VP’s shareholders, please see the section entitled “Information Concerning the Meeting.”

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, has approved the Reorganization with respect to each Target Portfolio. In particular, the Trustees have determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

The Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

WITH RESPECT TO TRANSAMERICA MUNDER NET50 VP, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” PROPOSAL 1 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

GROUP 2 REORGANIZATION

TRANSAMERICA VALUE BALANCED VP
(the “Target Portfolio”)

TRANSAMERICA BALANCED VP
(the “Destination Portfolio”)

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Proxy Statement/Prospectus, after the discussion of the Reorganizations.

Shareholder approval of the Reorganization is not required by the Target Portfolio’s governing documents or applicable law, and shareholders of the Target Portfolio are not being asked to vote.

In the Reorganization, the Target Portfolio will be reorganized into the Destination Portfolio, and the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares, respectively.

The Portfolios are advised by TAM. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica Value Balanced VP to Transamerica Balanced VP

	Transamerica Value Balanced VP	Transamerica Balanced VP

Investment objective	This Portfolio seeks preservation of capital and competitive investment returns.	This Portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Principal investment strategies and policies	The Portfolio’s sub- adviser, TIM, seeks to achieve the Portfolio’s investment objective by investing principally in:
•     domestic equities whose market capitalization generally exceeds $3 billion
•   debt obligations of U.S. and foreign issuers, some of which will be convertible into common stocks
•   U.S. Treasury bonds, notes and bills
•   money market instruments
•   mortgage-backed and asset-backed
securities

To achieve its goal TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed- income management teams work together to build a portfolio of growth	The Portfolio’s sub- adviser, TIM, seeks to achieve the Portfolio’s objective by investing primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the Portfolio to be flexible in managing the Portfolio’s assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the Portfolio will hold at least 25% of its assets in non- convertible fixed income securities.

To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and

Transamerica Value Balanced VP	Transamerica Balanced VP

stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Although the Portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However at all times the Portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Equity Investments  — TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:
•     the quality of the management team;
•   the company’s ability to earn returns on capital in excess of the cost of capital;
•   competitive barriers to entry; and
• the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments — TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Portfolio. It also compiles bond price information from many different bond markets and evaluates how	fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments  — TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:
•     the quality of the management team;
•   the company’s ability to earn returns on capital in excess of the cost of capital;
•   competitive barriers to entry; and
•   the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments — TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The Portfolio may invest in mortgage- backed securities and lower-rated bonds. The Portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The Portfolio may invest its assets in cash,

	Transamerica Value Balanced VP	Transamerica Balanced VP

these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The Portfolio may invest in mortgage- backed securities and lower-rated bonds. The Portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

	The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.	cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.
Investment adviser	TAM	TAM
Sub-adviser	TIM	TIM
Portfolio managers	Greg D. Haendel, CFA, Portfolio Manager (lead-fixed income)
 Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Geoffrey I. Edelstein, CFA, CIC, Portfolio Manager (lead- equity)
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM’s private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein’s analytical responsibilities include the	Kirk J. Kim, Portfolio Manager (lead-equity)
 Kirk J. Kim is Principal, Deputy Chief Investment Officer and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Large Growth Equity, Concentrated All Cap Growth Equity, Convertible Securities and Flexible Income investment disciplines. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 14 years of investment experience.

John D. Lawrence, CFA, Portfolio Manager (co-equity)
John D. Lawrence is a Principal and Portfolio Manager at TIM. He has portfolio management responsibilities on sub-advised funds and institutional separate accounts in the Growth Equity and Global Growth Equity investment disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Lawrence was a Research Associate at

Transamerica Value Balanced VP	Transamerica Balanced VP

Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children’s agency in California. Mr. Edelstein has 17 years of investment experience.

Derek S. Brown, CFA, Portfolio Manager (co-fixed income)
 Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Scott L. Dinsdale, CFA, Portfolio Manager (co-equity)
 Scott L. Dinsdale is a Senior Securities Analyst at TIM. He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Company and previously worked as a Director at Standard and Poor’s Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 20 years of investment experience.
Credit Suisse First Boston and an Assistant Vice President at Sanders Morris Harris. He holds an M.B.A. from University of California, Los Angeles, and a B.A. from Rice University. Mr. Lawrence has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

Gary U. Rollé, CFA, Portfolio Manager (co- equity)
 Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 until 1983, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Throughout his 27-year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 42 years of investment experience.

Mr. Rollé will be a co- portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Greg D. Haendel, CFA, Portfolio Manager (lead-fixed-income)
 Greg D. Haendel is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional accounts in several Fixed Income disciplines. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 12 years of investment experience.

	Transamerica Value Balanced VP	Transamerica Balanced VP

Kirk R. Feldhus, Portfolio Manager (co-equity)
 Kirk R. Feldhus is a Securities Analyst at TIM. He co-manages institutional and retail portfolios for the diversified equity and all-cap value strategies. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Feldhus served as vice president at Crystal Cove Capital. He has worked as a research associate at Bank of America Securities and as a management consultant at Ernst & Young. He holds an M.B.A. from the Marshall School at the University of Southern California and earned a B.S. from Colorado State University. Mr. Feldhus has 9 years of investment experience.

Brian W. Westhoff, CFA, Portfolio Manager (co-equity)
Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.	Derek S. Brown, CFA, Portfolio Manager (co-fixed income)
 Derek S. Brown is Principal, Director of Fixed Income and Portfolio Manager at TIM. He manages sub-advised funds and institutional accounts in several Fixed Income disciplines. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Brian W. Westhoff, CFA, Portfolio Manager (co-fixed income)
		Brian W. Westhoff is a Principal and Portfolio Manager at TIM. He manages portfolios in TIM’s Flexible Income discipline. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 12 years of investment experience.

Net assets (as of December 31, 2009)	$247,403,750	$101,500,390

Classes of Shares, Fees and Expenses

	Transamerica Value Balanced VP	Transamerica Balanced VP

Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2011.

Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Transamerica Value Balanced VP	Transamerica Balanced VP

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•     0.75% of the first $500 million;
•   0.65% over $500 million up to $1 billion; and
•   0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.75% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•     0.80% of the first $250 million;
•   0.75% over $250 million up to $500 million;
•   0.70% over $500 million up to $1.5 billion; and
•   0.625% in excess of $1.5 billion.

Note: Subject to and effective upon the Closing of the Reorganization, the advisory fees will be reduced and TAM will receive the following compensation from the Portfolio (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.75% of the first $500 million;
•   0.65% over $500 million up to $1 billion; and
•   0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.80% of the Portfolio’s average daily net assets.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•     0.35% of the first $500 million;
•   0.325% over $500 million up to $1 billion; and
• 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the Portfolio by TAM pursuant to the expense limitation.	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•     0.35% of the first $250 million;
•   0.325% over $250 million up to $500 million;
•   0.30% over $500 million up to $1.5 billion; and
• 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.
Fee waiver and expense limitations	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

Note: Subject to and effective upon the Closing of the Reorganization, the Portfolio’s expense cap will be reduced to 1.20%.

For a comparison of the gross and net expenses of both Portfolios, please see the class fee tables in the “The Portfolios’ Fees and Expenses” section starting on page 41.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•	Market. The value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Portfolio holds fluctuate in price, the value of your investment in the Portfolio will go up and down.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Portfolio may incur expenses to protect the Portfolio’s interest in securities experiencing these events. If the Portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Portfolio, or if an issuer of such a security has difficulty meeting its obligations, the Portfolio may become the holder of a restructured security or of underlying assets. In that case, the Portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The

Portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Mortgage-Related Securities. Mortgage-related securities in which the Portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Portfolio’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Foreign Securities. Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio

•	High-Yield Debt Securities. High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources,

The Destination Portfolio is subject to the following additional principal risk:

•	Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The Target Portfolio is subject to the following additional principal risk:

•	Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing you how the performance of the Portfolios’ Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Portfolios’ expenses, performance would have been lower. The Portfolios’ Service Class shares will have different performance because they have different expenses than the Portfolios’ Initial Class shares. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/Performance.aspx).

Transamerica Value Balanced VP’s Annual Total Returns — Initial Class Shares
(years ended December 31)

Best calendar quarter:  12.05% for quarter ended 6/30/03

Worst calendar quarter:  (15.54)% for quarter ended 12/31/08

Transamerica Balanced VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  13.52% for quarter ended 6/30/09

Worst calendar quarter:  (17.19)% for quarter ended 12/31/08

(1)	Prior to May 1, 2004, a different sub-adviser managed this Portfolio and the Portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

Transamerica Value Balanced VP’s Average Annual Total Returns
(for years ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica Value Balanced VP Initial Class	23.42%	2.37%	4.39%
Transamerica Value Balanced VP Service Class	23.15%	2.11%	5.25%
Russell 1000® Value Index	19.69%	(0.25)%	2.47%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

*	Service Class shares commenced operations May 1, 2003.

Transamerica Balanced VP’s Average Annual Total Returns
(for years ended December 31, 2009)

	1 Year	5 Years	Life of Fund*

Transamerica Balanced VP Initial Class	26.30%	2.70%	4.22%
Transamerica Balanced VP Service Class	25.94%	2.45%	5.04%
S&P 500 Composite Stock Index	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	5.39%
Barclays Capital U.S. Government/ Credit Bond Index(1)	4.52%	4.71%	5.45%

*	Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(1)	This index served as one of the Portfolio’s benchmarks prior to January 1, 2009, at which time it was replaced with the BCUSA Index. This benchmark index change was made to more accurately reflect the principal strategies and policies of the Portfolio.

The Portfolios’ Fees and Expenses

Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fee and expense information below does not reflect insurance-related charges or expenses. The fees and expenses in the table appearing below are based on the expenses of the Portfolios for the twelve-month period ended December 31, 2009. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

					Combined
					Transamerica
	Transamerica Value		Transamerica		Balanced VP
	Balanced VP		Balanced VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%		0.80%		0.75%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.09%		0.11%		0.09%

Total Annual Fund Operating Expenses	0.84%		0.91%		0.84%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)
Net Operating Expenses	0.84%		0.91%		0.84%

					Combined
					Transamerica
	Transamerica Value		Transamerica		Balanced VP
	Balanced VP		Balanced VP		(Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%		0.80%		0.75%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.09%		0.11%		0.09%

Total Annual Fund Operating Expenses	1.09%		1.16%		1.09%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)
Net Operating Expenses	1.09%		1.16%		1.09%

(1)	TST’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2011. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(2)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(3)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(4)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolios. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

			Combined
			Transamerica
Number of Years	Transamerica Value	Transamerica	Balanced VP
You Own Your Shares	Balanced VP	Balanced VP	(Pro Forma)

Initial Class
Year 1	$86	$93	$86
Year 3	$300	$322	$300
Year 5	$532	$570	$532
Year 10	$1,199	$1,281	$1,199
Service Class
Year 1	$111	$118	$111
Year 3	$347	$368	$347
Year 5	$601	$638	$601
Year 10	$1,329	$1,409	$1,329

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal years ended December 31, 2008 and 2009, the portfolio turnover rates were 58% and 104% of the average value of its portfolio. During the Destination Portfolio’s most recent fiscal year ended December 31, 2008 and 2009, the Destination Portfolio’s portfolio turnover rates were 67% and 82% of the average value of its portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Portfolio, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Trustees considered that the Reorganization presents an opportunity for the shareholders of the Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•	The Trustees considered that the Reorganization could eliminate any confusion in the marketplace caused by having multiple funds with similar investment mandates and enhance the potential for the combined Destination Portfolio to achieve growth in assets. The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than the Target Portfolio, and that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Trustees also considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica fund complex. The Trustees also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Trustees of the Transamerica fund complex. The Trustees noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for each Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization. At the time the Trustees initially considered the proposed Reorganization, they noted that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio was expected to be higher than the historical gross expense ratios of the corresponding class of shares of the Target Portfolio. (Since then, more recent pro forma information shows that the gross expense ratios are expected to be equal.) The Trustees also considered that the Destination Portfolio’s advisory fees would be equal to those of the Target Portfolio. The Reorganization is expected to result in lower fees and expenses for shareholders of the Destination Portfolio.

•	The Trustees considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Portfolio compared to those of the Target Portfolio. The Trustees considered that TAM has contractually undertaken, through April 30, 2011, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels. However, the Trustees noted that the Destination Portfolio’s expense cap is higher than the Target Portfolio’s expense cap.

•	The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Portfolio and the Destination Portfolio.

•	With respect to the Target Portfolio, the Trustees reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and below the median for its expense universe. In making these observations, the Trustees reviewed comparative information provided by Lipper.

Investment Performance

•	The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

•	The Trustees noted that the performance of the Portfolios was generally comparable over the 1-, 3-, 5-year periods ended February 28, 2009. The Trustees noted that the Destination Portfolio’s performance was higher than the Target Portfolio’s performance for the 1- and 5-year periods and that the Target Portfolio’s performance was higher than the Destination Portfolio’s performance for the 3-year period ended February 28, 2009.

•	The Trustees considered that, for the periods ended March 31, 2009, the year-to-date and 1-year Lipper Peer Rankings for the Destination Portfolio was higher than that of the Target Portfolio.

Investment Program

•	The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. As indicated above, there is substantial overlap in the principal investment strategies, policies and risks of the Target Portfolio and Destination Portfolio. Further, there is overlap in the portfolio manager lineup of the Target Portfolio and Destination Portfolio.

Tax

•	The Trustees considered that the Reorganization is expected to be treated as a “reorganization” under Section 368(a) of the Code and that shareholders are therefore not expected to recognize gain or loss upon the exchange of their Target Portfolio shares in the Reorganization.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees considered that the portfolio managers of the combined Destination Portfolio could conclude that various securities holdings of the Target Portfolio may not be consistent with the combined Destination Portfolio’s long-term investment strategy, and, thus, the portfolio managers may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the Portfolios and their shareholders.

•	The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures.

•	The Trustees noted that the net assets of the Target Portfolio are higher than the net assets of the Destination Portfolio, and requested that the Reorganization be consummated subject to the consideration and resolution of any accounting and disclosure matters that may result due to the difference in net asset amount.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of December 31, 2009 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between December 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

					Combined
					Transamerica
	Transamerica Value	Transamerica	Pro Forma		Balanced VP
	Balanced VP	Balanced VP	Adjustments		(Pro Forma)

Net Assets (000’s)
Initial Class	$225,116	$45,319	$(33	)(a)	$270,402
Service Class	$22,288	$56,181	$(40	)(a)	$78,429
Net Asset Value Per Share
Initial Class	$10.17	$10.27	$(10.17	)(b)	$10.27
Service Class	$10.54	$10.19	$(10.54	)(b)	$10.19
Shares Outstanding (000’s)
Initial Class	22,144	4,412	(203	)(c)	26,353
Service Class	2,115	5,511	74	(c)	7,700

(a)	To adjust Net Assets for costs associated with the Reorganization.

(b)	To adjust Net Asset Value Per Share of the Combined Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.

(c)	To adjust the Shares Outstanding of the Combined Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of the Group 4 Reorganizations.

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, has approved the Reorganization. In particular, the Trustees have determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

The Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

GROUP 3 REORGANIZATIONS

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP
TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP
(the “Target Portfolios”)

TRANSAMERICA BLACKROCK LARGE CAP VALUE VP
(the “Destination Portfolio”)

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Proxy Statement/Prospectus, after the discussion of the Reorganizations.

The Reorganization of each of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP into the Destination Portfolio is subject to shareholder approval. In each Reorganization, the Destination Portfolio would issue a number of its Initial Class and Service Class shares, as applicable, to each Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of each Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The Portfolios are advised by TAM. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolios.

Comparison of Transamerica American Century Large Company Value VP, Transamerica
T. Rowe Price Equity Income VP and Transamerica BlackRock Large Cap Value VP

	Transamerica American Century Large	Transamerica T. Rowe Price Equity	Transamerica BlackRock Large Cap
	Company Value VP	Income VP	Value VP

Investment objective	This Portfolio seeks long-term capital growth; income is a secondary goal.	The Portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend- paying common stocks of established companies.	This Portfolio seeks long-term capital growth.
Principal investment strategies and policies	The Portfolio’s sub-adviser, American Century Investment Management, Inc. (“American Century”), seeks to achieve this objective by investing principally in:
• U.S. equity securities

The Portfolio invests primarily in U.S. large- capitalization companies. The sub-adviser considers large- capitalization companies to be companies	The Portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to achieve the Portfolio’s objective by primarily investing at least 80% of the Portfolio’s net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

		T. Rowe Price typically	The Portfolio’s sub-adviser, BlackRock, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large cap companies. The Portfolio considers large cap

Transamerica American Century Large	Transamerica T. Rowe Price Equity	Transamerica BlackRock Large Cap
Company Value VP	Income VP	Value VP

that comprise the Russell 1000® Index. Under normal market conditions, the Portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000® Index. The Portfolio’s sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the Portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock price. The managers may also consider whether the companies’ securities have a favorable income paying history and whether income payments are expected to continue or	employs a “value” approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies in the aggregate with one or more of the following:
•   An established operating history
• Above-average dividend yield relative to the Standard & Poor’s 500 Stock Index (“S&P 500 Index”)
• Low price-to-earnings ratio relative to the S&P 500 Index
• A sound balance sheet and other positive financial characteristics
• Low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises

Under normal market conditions, substantial dividend income means that the yield on the Portfolio’s securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Portfolio’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio’s management believes a security could increase in	companies to be companies that, at the time of purchase, comprise the Portfolio’s benchmark, the Russell 1000® Value Index.

The Portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations.

The Portfolio emphasizes value-oriented investments. In selecting securities for the Portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance

Transamerica American Century Large	Transamerica T. Rowe Price Equity	Transamerica BlackRock Large Cap
Company Value VP	Income VP	Value VP

increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the Portfolio’s net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000® Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the Portfolio’s cash assets remain liquid while performing more like stocks.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any	value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the Portfolio’s assets will be invested in U.S. common stocks. However, the Portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The Portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any	sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the Portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
•   Relative price to earnings and price to book ratios
• Stability and quality of earnings
• Earnings momentum and growth
• Weighted median market capitalization of the portfolio
• Allocation among the economic sectors of the portfolio as compared to the applicable index
• Weighted individual stocks within the applicable index

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce

	Transamerica American Century Large	Transamerica T. Rowe Price Equity	Transamerica BlackRock Large Cap
	Company Value VP	Income VP	Value VP

	uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.	uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.	the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to the risk with respect to the depository institution holding the cash.
Investment adviser	TAM	TAM	TAM
Sub-adviser	American Century	T. Rowe Price	BlackRock
Portfolio managers	Charles A. Ritter, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the Portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor’s degree in mathematics and a master’s degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

Brendan Healy, CFA, Vice President and Portfolio Manager, is a member of the team that manages the Portfolio. He joined American Century in April 2000. Mr. Healy has a bachelor’s degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.	Brian C. Rogers, CFA, CIC, a Vice President and Chief Investment Officer of T. Rowe Price, manages the Portfolio day-to-day and has been Chairman of the Portfolio’s Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1980. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.	The Portfolio is managed by a team of financial professionals. Robert C. Doll, Jr. and Daniel Hanson are primarily responsible for the day-to-day management of the Portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.

Robert C. Doll, Jr. is a Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. since 2006. He is a member of the Executive, Operating and Leadership Committees of BlackRock, Inc. and head of its U.S. Large Cap Series equity team. Prior to joining BlackRock, he was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. from 2001 to 2006. Mr. Doll was also President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson is a Managing Director of BlackRock, Inc. since 2009 and Director since 2007. Prior to joining BlackRock, he was a member of MLIM’s Large Cap Series Team from 2003 to 2006.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the portfolio.

Net assets (as of December 31, 2009)	$449,008,643	$308,586,564	$1,221,987,476

Classes of Shares, Fees and Expenses

	Transamerica American Century Large	Transamerica T. Rowe Price Equity	Transamerica BlackRock Large Cap
	Company Value VP	Income VP	Value VP

Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2011.

Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non- distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.835% of the first $250 million;
• 0.80% of assets over $250 million up to $400 million;
• 0.775% of assets over $400 million up to $750 million; and
• 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.82% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.75% of the first $250 million;
• 0.74% over $250 million up to $500 million; and
• 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.75% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.80% of the first $250 million;
• 0.775% over $250 million up to $750 million;
• 0.75% over $750 million up to $1 billion;
• 0.65% over $1 billion up to $2 billion; and
• 0.625% in excess of $2 billion.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.78% of the Portfolio’s average daily net assets.
Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.40% of the first $250 million;
• 0.375% of assets over $250 million up to $500 million;
• 0.35% of assets over $500 million up to $750 million;	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.40% of the first $250 million;
• 0.375% over $250 million up to $500 million; and
• 0.35% of assets over $500 million.

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):
•   0.35% of the first $250 million;
• 0.325% over $250 million up to $750 million;
• 0.30% in excess of $750 million up to $1 billion; and

Transamerica American Century Large	Transamerica T. Rowe Price Equity	Transamerica BlackRock Large Cap
Company Value VP	Income VP	Value VP

and
• 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub- adviser for Transamerica Funds.	T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price Small Cap as follows:

Assets between $750 million and $1.5 billion: 5% fee reduction

Assets between $1.5 billion and $3 billion: 7.5% fee reduction

Assets above $3 billion: 10.0% fee reduction

•   0.25% of average daily net assets in excess of $1 billion*.
* The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the Sub- Adviser.

Any reduction in fees is split evenly between shareholders and TAM.
Fee waiver and expense limitations	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in the “The Portfolios’ Fees and Expenses” section starting on page 57.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and certain similar principal investment strategies and policies, they are subject to some similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•	Market. The value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Portfolio holds fluctuate in price, the value of your investment in the Portfolio will go up and down.

•	Value Investing. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The Portfolio may underperform other equity portfolios that use different investing styles. The Portfolio may also underperform other equity portfolios using the value style.

Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP are subject to the following additional principal risks:

•	Foreign Securities. Investments in foreign securities, including ADRs, Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Portfolio may incur expenses to protect the Portfolio’s interest in securities experiencing these events. If the Portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Portfolio, or if an issuer of such a security has difficulty meeting its obligations, the Portfolio may become the holder of a restructured security or of underlying assets. In that case, the Portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

Transamerica T. Rowe Price Equity Income VP is subject to the following additional principal risk:

•	High Yield Debt Securities. High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

The Destination Portfolio is subject to the following additional principal risk:

•	Preferred Stock. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing you how the performance of the Portfolios’ Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Portfolios’ expenses, performance would have been lower. The Portfolios’ Service Class shares will have different performance because they have different expenses than the Portfolios’ Initial Class shares. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/Performance.aspx).

Transamerica American Century Large Company Value VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  16.21% for quarter ended 6/30/03

Worst calendar quarter:  (20.76)% for quarter ended 12/31/08

(1)	Prior to May 1, 2004, this Portfolio was named American Century Income & Growth, and the Portfolio employed a different investment strategy.

Transamerica T. Rowe Price Equity Income VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter: 19.66% for quarter ended 6/30/09

Worst calendar quarter: (22.22)% for quarter ended 12/31/08

(1)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

Transamerica BlackRock Large Cap Value VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  19.27 for quarter ended 6/30/03

Worst calendar quarter:  (20.67)% for quarter ended 9/30/02

(1)	Prior to May 1, 2004, a different sub-adviser managed this Portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Transamerica American Century Large Company Value VP’s Average Annual Total Returns
(for years ended December 31, 2009)

	1 Year	5 Years	Life of Fund*

Transamerica American Century Large Company Value VP Initial Class	20.08%	(1.32)%	0.55%
Transamerica American Century Large Company Value VP Service Class	19.92%	(1.57)%	4.08%
S&P 500 Composite Stock Index	26.46%	0.42%	0.59%
Russell 1000® Value Index	19.69%	(0.25)%	2.20%

*	Initial Class shares commenced operations May 1, 2001; Service Class shares commenced operations May 1, 2003.

Transamerica T. Rowe Price Equity Income VP’s Average Annual Total Returns
(for periods ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica T. Rowe Price Equity Income VP Initial Class	25.42%	0.55%	4.02%
Transamerica T. Rowe Price Equity Income VP Service Class	25.16%	0.28%	5.46%
S&P 500 Composite Stock Index	26.46%	0.42%	(0.95)%
Russell 1000® Value Index	19.69%	(0.25)%	2.47%

*	Service Class shares commenced operations May 1, 2003.

Transamerica BlackRock Large Cap Value VP’s Average Annual Total Returns
(for years ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica BlackRock Large Cap Value VP Initial Class	13.99%	1.34%	4.77%
Transamerica BlackRock Large Cap Value VP Service Class	13.71%	1.09%	7.25%
Russell 1000 Value Index	19.69%	(0.25)%	2.47%

*	Service Class shares commenced operations May 1, 2003.

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fee and expense information below does not reflect insurance-related charges or expenses. The fees and expenses in the table appearing below are based on the expenses of the Portfolios for the twelve-month period ended December 31, 2009. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica American Century Large Company Value VP Reorganization:

					Combined
	Transamerica		Transamerica		Transamerica
	American Century		BlackRock		BlackRock
	Large Company		Large Cap		Large Cap Value
	Value VP		Value VP		VP (Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.82%		0.78%		0.76%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.06%		0.06%		0.05%

Total Annual Fund Operating Expenses	0.88%		0.84%		0.81%

Expense Reduction	0.00	%(2)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.88%		0.84%		0.81%

					Combined
	Transamerica				Transamerica
	American Century		Transamerica		BlackRock
	Large Company		BlackRock Large		Large Cap Value
	Value VP		Cap Value VP		VP (Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.82%		0.78%		0.76%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.06%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.13%		1.09%		1.06%

Expense Reduction	0.00	%(2)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	1.13%		1.09%		1.06%

Assuming only the Transamerica T. Rowe Price Equity Income VP Reorganization:

					Combined
					Transamerica
			Transamerica		BlackRock
	Transamerica		BlackRock		Large Cap
	T. Rowe Price Equity		Large Cap		Value VP
	Income VP		Value VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%		0.78%		0.77%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.07%		0.06%		0.06%

Total Annual Fund Operating Expenses	0.82%		0.84%		0.83%

Expense Reduction	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.82%		0.84%		0.83%

					Combined
					Transamerica
					BlackRock
	Transamerica		Transamerica		Large Cap
	T. Rowe Price Equity		BlackRock Large		Value VP
	Income VP		Cap Value VP		(Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%		0.78%		0.77%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.07%		0.06%		0.06%

Total Annual Fund Operating Expenses	1.07%		1.09%		1.08%

Expense Reduction	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	1.07%		1.09%		1.08%

Assuming both Group 3 Reorganizations:

							Combined
							Transamerica
	Transamerica		Transamerica		Transamerica		BlackRock
	American Century		T. Rowe Price		BlackRock		Large Cap
	Large Company		Equity		Large Cap		Value VP
	Value VP		Income VP		Value VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.82%		0.75%		0.78%		0.74%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.06%		0.07%		0.06%		0.05%

Total Annual Fund Operating Expenses	0.88%		0.82%		0.84%		0.79%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.88%		0.82%		0.84%		0.79%

							Combined
							Transamerica
	Transamerica		Transamerica		Transamerica		BlackRock
	American Century		T. Rowe		BlackRock		Large Cap
	Large Company		Price Equity		Large Cap		Value VP
	Value VP		Income VP		Value VP		(Pro Forma)
	Service Class		Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.82%		0.75%		0.78%		0.74%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.06%		0.07%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.13%		1.07%		1.09%		1.04%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	1.13%		1.07%		1.09%		1.04%

(1)	TST’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2011. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(2)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(3)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(4)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolios. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Assuming only the Transamerica American Century Large Company Value VP Reorganization:

	Transamerica		Combined
	American Century	Transamerica	Transamerica
Number of Years	Large Company	BlackRock Large	BlackRock Large Cap
You Own Your Shares	Value VP	Cap Value VP	Value VP (Pro Forma)

Initial Class
Year 1	$90	$86	$83
Year 3	$313	$300	$291
Year 5	$554	$532	$516
Year 10	$1,246	$1,199	$1,164
Service Class
Year 1	$115	$111	$108
Year 3	$359	$347	$337
Year 5	$622	$601	$585
Year 10	$1,375	$1,329	$1,294

Assuming only the Transamerica T. Rowe Price Equity Income VP Reorganization:

			Combined
	Transamerica	Transamerica	Transamerica
Number of Years	T. Rowe Price Equity	BlackRock Large	BlackRock Large Cap
You Own Your Shares	Income VP	CapValue VP	Value VP (Pro Forma)

Initial Class
Year 1	$84	$86	$85
Year 3	$294	$300	$297
Year 5	$522	$532	$527
Year 10	$1,176	$1,199	$1,188
Service Class
Year 1	$109	$111	$110
Year 3	$340	$347	$343
Year 5	$590	$601	$595
Year 10	$1,306	$1,329	$1,317

Assuming both Group 3 Reorganizations:

	Transamerica			Combined
	American Century	Transamerica	Transamerica	Transamerica
Number of Years	Large Company	T. Rowe Price Equity	BlackRock Large	BlackRock Large Cap
You Own Your Shares	Value VP	Income VP	Cap Value VP	Value VP (Pro Forma)

Initial Class
Year 1	$90	$84	$86	$81
Year 3	$313	$294	$300	$285
Year 5	$554	$522	$532	$505
Year 10	$1,246	$1,176	$1,199	$1,141
Service Class
Year 1	$115	$109	$111	$106
Year 3	$359	$340	$347	$331
Year 5	$622	$590	$601	$574
Year 10	$1,375	$1,306	$1,329	$1,271

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolios’ most recent fiscal years ended December 31, 2008 and 2009, the portfolio turnover rates were 29% and 29%, and 27% and 13% of the average value of the Portfolios’ portfolios with respect to Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP, respectively. During the Destination Portfolio’s most recent fiscal year ended December 31, 2008 and 2009, the Destination Portfolio’s portfolio turnover rates were 85% and 128% of the average value of its portfolio.

Reasons for the Proposed Reorganizations

The Board of each Target Portfolio, including its Independent Trustees, has unanimously determined that each proposed Reorganization would be in the best interests of each Target Portfolio and would not dilute the interests of the existing shareholders of each Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that each Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that each proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve each Reorganization, the Trustees considered the potential impact of each proposed Reorganization on the Portfolios’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Trustees considered that the Reorganization presents an opportunity for the shareholders of each Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•	The Trustees considered that the Reorganization could eliminate any confusion in the marketplace caused by having multiple funds with similar investment mandates and enhance the potential for the combined Destination Portfolio to achieve growth in assets. The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than each Target Portfolio, and that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base. As indicated above, the Destination Portfolio is significantly larger than either of the Target Portfolios.

•	The Trustees also considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica fund complex. The Trustees also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Trustees of the Transamerica fund complex. The Trustees noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for each Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•	The Trustees considered that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratios of the corresponding class of shares of Transamerica American Century Large Company Value VP. At the time the Trustees initially considered the proposed Reorganization, they noted that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio was expected to be higher than the historical gross expense ratios of the corresponding class of the Transamerica T. Rowe Price Equity Income VP. (Since then, more recent pro forma information shows that the gross expense ratios of the Destination Portfolio are expected to be higher only when Transamerica American Century Large Company Value VP would not be merged into the Destination Portfolio, and otherwise these ratios are expected to be lower than the historical ratios of Transamerica T. Rowe Price Equity Income VP.)

•	The Trustees considered that the Destination Portfolio’s advisory fees are lower than the advisory fees for Transamerica American Century Large Company Value VP, but that they are higher than the advisory fees for Transamerica T. Rowe Price Equity Income VP.

•	The Trustees considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Portfolio compared to those of each Target Portfolio. The Trustees considered that, for each Target Portfolio, TAM has contractually undertaken, through April 30, 2011, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels. However, the Trustees noted that the Destination Portfolio’s expense cap is higher than Transamerica T. Rowe Price Equity Income VP’s expense cap.

•	With respect to Transamerica American Century Large Company Value VP, the Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and in line with the median for its peer universe. In making these observations, the Trustees reviewed comparative information provided by Lipper.

•	The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, each Target Portfolio and the Destination Portfolio.

Investment Performance

•	The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined. As indicated above, the long-term performance of the Destination Portfolio is stronger than the long-term performance of either of the Target Portfolios.

•	The Trustees noted that the performance of the Portfolios was generally comparable over the 1-, 3- and 5-year periods ended February 28, 2009. The Trustees noted that the Destination Portfolio’s performance was higher than the Target Portfolios’ performance for the 1-, 3- and 5-year periods ended February 28, 2009.

•	With respect to Transamerica American Century Large Company Value VP, the Trustees examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Trustees noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. With respect to the Destination Portfolio, the Trustees noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods.

•	With respect to Transamerica American Century Large Company Value VP, the Trustees considered that, for the periods ended March 31, 2009, the 1- and 3-year Lipper Peer Rankings for the Destination Portfolio were higher than those of that Target Portfolio.

Tax

•	The Trustees considered that the Reorganization is expected to be treated as a “reorganization” under Section 368(a) of the Code and that shareholders are therefore not expected to recognize gain or loss upon the exchange of their Target Portfolio shares in the Reorganization.

Investment Program

•	The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of each Target Portfolio.

•	The Trustees considered that TAM is the adviser to the Target Portfolios and the Destination Portfolio but that each Portfolio has a different investment sub-adviser that can be replaced without shareholder approval.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees considered that the portfolio managers of the combined Destination Portfolio could conclude that various securities holdings of each Target Portfolio may not be consistent with the combined Destination Portfolio’s long-term investment strategy, and, thus, the portfolio managers may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the Portfolios and their shareholders.

•	The Trustees took into consideration the fact that the Target Portfolios and Destination Portfolio have the same valuation policies and procedures.

•	The Trustees considered that the proposed Reorganization is subject to shareholder approval.

CAPITALIZATION

The following table sets forth the capitalization of each Target Portfolio and the Destination Portfolio as of December 31, 2009 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between December 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

Assuming only the Transamerica American Century Large Company Value VP Reorganization:

				Combined
				Transamerica
	Transamerica	Transamerica		BlackRock
	American Century	BlackRock		Large Cap
	Large Company	Large Cap	Pro Forma	Value VP
	Value VP	Value VP	Adjustments	(Pro Forma)

Net Assets (000’s)
Initial Class	$446,234	$1,184,485	$(92)(a)	$1,630,627
Service Class	$2,775	$37,502	$(1)(a)	$40,276
Net Asset Value Per Share
Initial Class	$7.79	$12.46	$(7.79)(b)	$12.46
Service Class	$7.79	$12.52	$(7.79)(b)	$12.52
Shares Outstanding (000’s)
Initial Class	57,277	95,076	(21,464)(c)	130,889
Service Class	356	2,995	(134)(c)	3,217

Assuming only the Transamerica T. Rowe Price Equity Income VP Reorganization:

				Combined
				Transamerica
	Transamerica	Transamerica		BlackRock
	T. Rowe	BlackRock		Large Cap
	Price Equity	Large Cap	Pro Forma	Value VP
	Income VP	Value VP	Adjustments	(Pro Forma)

Net Assets (000’s)
Initial Class	$290,075	$1,184,485	$(56)(a)	$1,474,504
Service Class	$18,512	$37,502	$(2)(a)	$56,012
Net Asset Value Per Share
Initial Class	$10.00	$12.46	$(10.00)(b)	$12.46
Service Class	$10.08	$12.52	$(10.08)(b)	$12.52
Shares Outstanding (000’s)
Initial Class	29,007	95,076	(5,727)(c)	118,356
Service Class	1,837	2,995	(358)(c)	4,474

Assuming both Group 3 Reorganizations:

					Combined
					Transamerica
	Transamerica	Transamerica	Transamerica		BlackRock
	American Century	T. Rowe	BlackRock		Large Cap
	Large Company	Price Equity	Large Cap	Pro Forma	Value VP
	Value VP	Income VP	Value VP	Adjustments	(Pro Forma)

Net Assets (000’s)
Initial Class	$446,234	$290,075	$1,184,485	$(113)(a)	$1,920,681
Service Class	$2,775	$18,512	$37,502	$(2)(a)	$58,787
Net Asset Value Per Share
Initial Class	$7.79	$10.00	$12.46	$(17.79)(b)	$12.46
Service Class	$7.79	$10.08	$12.52	$(17.87)(b)	$12.52
Shares Outstanding (000’s)
Initial Class	57,277	29,007	95,076	(27,190)(c)	154,170
Service Class	356	1,837	2,995	(493)(c)	4,695

(a)	To adjust Net Assets for costs associated with the Reorganization(s).

(b)	To adjust Net Asset Value Per Share of the Pro Forma Combined Portfolio based on combining the Target Portfolio(s) at the Destination Portfolio’s net asset value.

(c)	To adjust the Shares Outstanding of the Pro Forma Combined Portfolio based on combining the Target Portfolio(s) at the Destination Portfolio’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of the Group 4 Reorganizations. For information relating to voting rights, required vote and the meeting of your Target Portfolio’s shareholders, please see the section entitled “Information Concerning the Meeting.”

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, has approved the Reorganization with respect to each Target Portfolio. In particular, the Trustees have determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Destination Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

The Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

WITH RESPECT TO TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” PROPOSAL 2 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

WITH RESPECT TO TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” PROPOSAL 3 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

GROUP 4 REORGANIZATIONS

TRANSAMERICA MARSICO GROWTH VP
TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP
(the “Target Portfolios”)

TRANSAMERICA JENNISON GROWTH VP
(the “Destination Portfolio”)

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Proxy Statement/Prospectus, after the discussion of the Reorganizations.

Shareholder approval of the Reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP is not required by the Target Portfolios’ governing documents or applicable law, and shareholders of the Target Portfolios are not being asked to vote. In each Reorganization, the Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to each Target Portfolio having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio’s Initial Class and Service Class shares, respectively.

The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The Portfolios are advised by TAM. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolios.

Comparison of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP, and Transamerica Jennison Growth VP

Transamerica T. Rowe
	Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

Investment objective	This Portfolio seeks long-term growth of capital.	This Portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well- established growth companies.	This Portfolio seeks long-term growth of capital.
Principal investment strategies and policies	The Portfolio’s sub-adviser, Columbia Management Advisors, LLC (“Columbia”) has entered into an agreement with Marsico Capital Management, LLC (“Marsico”) under which Marsico provides Portfolio management to the Portfolio. Marsico seeks to	The Portfolio’s sub-adviser, T. Rowe Price seeks to achieve the Portfolio’s objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always)	The Portfolio’s sub-adviser, Jennison, seeks to achieve the Portfolio’s objective by investing substantially all, but at least 65%, of the Portfolio’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market

Transamerica T. Rowe
Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

achieve the Portfolio’s objective by investing principally in:
•     common stocks
This Portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the Portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines “top- down” macroeconomic analysis with “bottom- up” stock selection.

The “top- down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top- down” analysis, Marsico seeks to identify sectors, industries and companies	seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above- average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the Portfolio’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the Portfolio’s assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and use futures and options, in keeping with its objective. The Portfolio may sell	capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a “bottom- up” approach, researching and evaluating individual companies, to manage the Portfolio’s investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the Portfolio, Jennison looks for companies with the following financial characteristics:
•     superior absolute and relative earnings growth
•   above average revenue and earnings per share growth
•   sustainable or improving profitability
•   strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects.

Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the Standard & Poor’s 500 Stock Index

Transamerica T. Rowe
Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom- up” stock selection.

As part of this fundamental, “bottom- up” research, Marsico may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting	securities for a variety of reasons, such as to secure gains, limit losses, or re- deploy assets into more promising opportunities.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.	(“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:
•     strong market position with a defensible franchise
•   unique marketing competency
•   strong research and development leading to superior new product flow
•   capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The Portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that

Transamerica T. Rowe
Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.

Marsico may reduce or sell the Portfolio’s investments in portfolio companies if, in the opinion of Marsico, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new

Transamerica T. Rowe
	Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

product line, the appointment of a new management team, or an acquisition.

While the Portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Portfolio may do so without limit. Although the Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.
Investment adviser	TAM	TAM	TAM
Sub-adviser(s)	Columbia Marsico	T. Rowe Price	Jennison
Portfolio managers	Thomas F. Marsico is primarily responsible for the management of the Portfolio. Mr. Marsico has over 20 years of experience as a securities	P. Robert Bartolo, CPA, CFA, a Vice President of T. Rowe Price, manages the Portfolio day-to-day and is Chairman of the Portfolio’s Investment	Michael A. Del Balso, Spiros Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso

Transamerica T. Rowe
Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

analyst and a portfolio manager. Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico.	Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.	generally has final authority over all aspects of the investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since October 2000.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since September 2004.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated

		Transamerica T. Rowe
	Transamerica Marsico Growth VP	Price Growth Stock VP	Transamerica Jennison Growth VP

			from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since October 2000.
Net assets (as of December 31, 2009)	$563,471,110	$383,233,333	$480,224,286

Classes of Shares, Fees and Expenses

Transamerica T. Rowe Price
	Transamerica Marsico Growth VP	Growth Stock VP	Transamerica Jennison Growth VP

Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through April 30, 2011.

Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non- distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.80% of the first $250 million;
•   0.75% over $250 million up to $500 million;
•   0.70% over $500 million up to $1 billion; and
•   0.60% in excess of $1 billion.
For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.77% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.80% of the first $250 million; and
•   0.775% in excess of $250 million.

For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.79% of the Portfolio’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Portfolio at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.80% of the first $250 million;
•   0.775% over $250 million up to $500 million;
•   0.70% over $500 million up to $1 billion;
•   0.675% over $1 billion up to $1.5 billion; and
•   0.65% in excess of $1.5 billion.
Note: Subject to and effective upon the Closing of one or both Reorganizations, the advisory fees will be reduced and TAM will receive the following compensation from the Portfolio (expressed as a

Transamerica T. Rowe Price
Transamerica Marsico Growth VP	Growth Stock VP	Transamerica Jennison Growth VP

specified percentage of the Portfolio’s average daily net assets):

•     0.80% of the first $250 million;
•   0.75% over $250 million up to $500 million;
•   0.70% over $500 million up to $1 billion; and
•   0.60% in excess of $1 billion.
For the fiscal year ended December 31, 2009, the Portfolio paid a management fee of 0.79% of the Portfolio’s average daily net assets.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.40% of the first $250 million;
•   0.375% over $250 million up to $500 million;
•   0.35% over $500 million up to $1 billion; and
• 0.30% in excess of $1 billion.	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.40% of the first $250 million;
•   0.375% over $250 million up to $500 million; and
•   0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price Small Cap as follows:

Assets between $750 million and $1.5 billion: 5% fee reduction

Assets between $1.5 billion and $3 billion: 7.5% fee reduction
The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

•     0.40% of the first $250 million;
•   0.35% over $250 million up to $500 million;
•   0.30% over $500 million up to $1 billion;
•   0.25% over $1 billion up to $1.5 billion; and
•   0.20% in excess of $1.5 billion*.

* The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Jennison Growth, a series of Transamerica Funds, also managed by the Sub-Adviser.

Assets above $3 billion: 10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

Transamerica T. Rowe Price
	Transamerica Marsico Growth VP	Growth Stock VP	Transamerica Jennison Growth VP

Fee waiver and expense limitations	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in the “The Portfolios’ Fees and Expenses” section starting on page 80.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and certain similar principal investment strategies and policies, they are subject to some similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

Each Portfolio is subject to the following principal risks:

•	Market. The value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Portfolio holds fluctuate in price, the value of your investment in the Portfolio will go up and down.

•	Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

•	Foreign Securities. Investments in foreign securities, including ADRs, Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

Transamerica Marsico Growth VP is subject to the following additional principal risk:

•	Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Transamerica T. Rowe Price Growth Stock VP is subject to the following additional principal risk:

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

The Destination Portfolio is subject to the following additional principal risks:

•	Medium-Sized Companies. Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Preferred Stock. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

•	Warrants and Rights. Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

The Portfolios’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing you how the performance of the Portfolios’ Initial Class shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Portfolio’s shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Portfolios’ expenses, performance would have been lower. The Portfolios’ Service Class shares will have different performance because they have different expenses than the Portfolios’ Initial Class shares. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Each Portfolio makes updated information available (available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/Performance.aspx).

Transamerica Marsico Growth VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  14.19% for quarter ended 9/30/09

Worst calendar quarter:  (21.74)% for quarter ended 12/31/08

(1)	Prior to November 1, 2002, a different sub-adviser managed this Portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Transamerica T. Rowe Price Growth Stock VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  16.23 for quarter ended 6/30/03

Worst calendar quarter:  (23.67)% for quarter ended 12/31/08

(1)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

Transamerica Jennison Growth VP’s Annual Total Returns — Initial Class Shares(1)
(years ended December 31)

Best calendar quarter:  16.24% for quarter ended 12/31/01

Worst calendar quarter:  (20.76)% for quarter ended 12/31/08

(1)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the Portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the Portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Transamerica Marsico Growth VP’s Average Annual Total Returns
(for years ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica Marsico Growth VP Initial Class	26.63%	0.60%	(1.56)%
Transamerica Marsico Growth VP Service Class	26.33%	0.33%	4.81%
S&P 500 Composite Stock Index	26.46%	0.42%	(0.95)%
Russell 1000® Growth Index	37.21%	1.63%	(3.99)%

*	Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

Transamerica T. Rowe Price Growth Stock VP’s Average Annual Total Returns
(for periods ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica T. Rowe Price Growth Stock VP Initial Class	43.31%	1.78%	0.81%
Transamerica T. Rowe Price Growth Stock VP Service Class	42.91%	1.53%	5.71%
S&P 500 Composite Stock Index	26.46%	0.42%	(0.95)%
Russell 1000® Growth Index	37.21%	1.63%	(3.99)%

*	Service Class shares commenced operations May 1, 2003.

Transamerica Jennison Growth VP’s Average Annual Total Returns
(for years ended December 31, 2009)

			10 Years or
	1 Year	5 Years	Life of Fund*

Transamerica Jennison Growth VP Initial Class	41.00%	2.82%	(2.14)%
Transamerica Jennison Growth VP Service Class	40.69%	2.58%	6.27%
Russell 1000® Growth Index	37.21%	1.63%	(3.99)%

*	Service Class shares commenced operations May 1, 2003.

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The fee and expense information below does not reflect insurance-related charges or expenses. The fees and expenses in the table appearing below are based on the expenses of the Portfolios for the twelve-month period ended December 31, 2009. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of December 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica Marisco Growth VP Reorganization:

					Combined
					Transamerica
	Transamerica		Transamerica		Jennison
	Marsico		Jennison		Growth VP
	Growth VP		Growth VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.77%		0.79%		0.75%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.06%		0.06%		0.05%

Total Annual Fund Operating Expenses	0.83%		0.85%		0.80%

Expense Reduction	0.00	%(2)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.83%		0.85%		0.80%

					Combined
					Transamerica
	Transamerica		Transamerica		Jennison
	Marsico		Jennison		Growth VP
	Growth VP		Growth VP		(Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.77%		0.79%		0.75%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.06%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.08%		1.10%		1.05%

Expense Reduction	0.00	%(2)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	1.08%		1.10%		1.05%

Assuming only the Transamerica T. Rowe Price Growth Stock VP Reorganization:

					Combined
					Transamerica
	Transamerica		Transamerica		Jennison
	T. Rowe Price		Jennison		Growth VP
	Growth Stock VP		Growth VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.79%		0.79%		0.76%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.07%		0.06%		0.05%

Total Annual Fund Operating Expenses	0.86%		0.85%		0.81%

Expense Reduction	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.86%		0.85%		0.81%

					Combined
					Transamerica
	Transamerica		Transamerica		Jennison
	T. Rowe Price		Jennison		Growth VP
	Growth Stock VP		Growth VP		(Pro Forma)
	Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.79%		0.79%		0.76%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.07%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.11%		1.10%		1.06%

Expense Reduction	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	1.11%		1.10%		1.06%

Assuming both Group 4 Reorganizations:

							Combined
			Transamerica				Transamerica
	Transamerica		T. Rowe Price		Transamerica		Jennison
	Marsico		Growth		Jennison		Growth VP
	Growth VP		Stock VP		Growth VP		(Pro Forma)
	Initial Class		Initial Class		Initial Class		Initial Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.77%		0.79%		0.79%		0.72%
Distribution and Service (12b-1) Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)	0.00	%(1)
Other Expenses	0.06%		0.07%		0.06%		0.05%

Total Annual Fund Operating Expenses	0.83%		0.86%		0.85%		0.77%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.83%		0.86%		0.85%		0.77%

							Combined
			Transamerica				Transamerica
	Transamerica		T. Rowe Price		Transamerica		Jennison
	Marsico		Growth		Jennison		Growth VP
	Growth VP		Stock VP		Growth VP		(Pro Forma)
	Service Class		Service Class		Service Class		Service Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.77%		0.79%		0.79%		0.72%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.06%		0.07%		0.06%		0.05%

Total Annual Fund Operating Expenses	1.08%		1.11%		1.10%		1.02%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	1.08%		1.11%		1.10%		1.02%

(1)	TST’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2011. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(2)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(3)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(4)	Contractual arrangement with TAM through April 30, 2011 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Portfolios. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Assuming only the Transamerica Marsico Growth VP Reorganization:

			Combined
	Transamerica	Transamerica	Transamerica
	Marsico	Jennison	Jennison Growth VP
Number of Years You Own Your Shares	Growth VP	Growth VP	(Pro Forma)

Initial Class
Year 1	$85	$87	$82
Year 3	$297	$303	$288
Year 5	$527	$538	$511
Year 10	$1,188	$1,211	$1,153
Service Class
Year 1	$110	$112	$107
Year 3	$343	$350	$334
Year 5	$595	$606	$579
Year 10	$1,317	$1,340	$1,285

Assuming only the Transamerica T. Rowe Price Growth Stock VP Reorganization:

			Combined
	Transamerica	Transamerica	Transamerica
	T. Rowe Price	Jennison	Jennison Growth VP
Number of Years You Own Your Shares	Growth Stock VP	Growth VP	(Pro Forma)

Initial Class
Year 1	$88	$87	$83
Year 3	$307	$303	$291
Year 5	$543	$538	$516
Year 10	$1,223	$1,211	$1,164
Service Class
Year 1	$113	$112	$108
Year 3	$353	$350	$337
Year 5	$612	$606	$585
Year 10	$1,352	$1,340	$1,294

Assuming both Group 4 Reorganizations:

				Combined
	Transamerica	Transamerica	Transamerica	Transamerica
	Marsico	T. Rowe Price	Jennison	Jennison Growth VP
Number of Years You Own Your Shares	Growth VP	Growth Stock VP	Growth VP	(Pro Forma)

Initial Class
Year 1	$85	$88	$87	$79
Year 3	$297	$307	$303	$278
Year 5	$527	$543	$538	$495
Year 10	$1,188	$1,223	$1,211	$1,118
Service Class
Year 1	$110	$113	$112	$104
Year 3	$343	$353	$350	$325
Year 5	$595	$612	$606	$563
Year 10	$1,317	$1,352	$1,340	$1,248

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolios’ most recent fiscal years ended December 31, 2008 and 2009, the portfolio turnover rates were 77% and 73%, and 55% and 57% of the average value of the Portfolios’ portfolios with respect to Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP, respectively. During the Destination Portfolio’s most recent fiscal year ended December 31, 2008 and 2009, the Destination Portfolio’s portfolio turnover rates were 74% and 76% of the average value of its portfolio.

Sub-Advisers

The Board has approved, with respect to each Target Portfolio and in connection with the applicable Reorganization, (i) the termination of the existing sub-advisory agreement with the current sub-adviser of the Target Portfolio, and (ii) the terms of a new sub-advisory agreement with Jennison, the sub-adviser of the Destination Portfolio. Immediately prior to each Reorganization, Jennison will replace the Target Portfolio’s current sub-adviser as sub-adviser for the Target Portfolio. Exhibit B provides additional information regarding Jennison and the terms of each Target Portfolio’s new sub-advisory agreement with the Jennison.

Reasons for the Proposed Reorganizations

The Board of each Target Portfolio, including its Independent Trustees, has unanimously determined that each proposed Reorganization would be in the best interests of each Target Portfolio and would not dilute the interests of the existing shareholders of each Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also have unanimously determined that each Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that each proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve each Reorganization, the Trustees considered the potential impact of each proposed Reorganization on the Portfolios’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Trustees considered that the Reorganization presents an opportunity for the shareholders of each Target Portfolio to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Portfolio the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•	The Trustees considered that the Reorganization could eliminate any confusion in the marketplace caused by having multiple funds with similar investment mandates and enhance the potential for the combined Destination Portfolio to achieve growth in assets. The Trustees noted that TAM believes that the combined Destination Portfolio may be better positioned to attract assets than each Target Portfolio, and that the larger size of the combined Destination Portfolio may offer the potential for greater economies of scale by enabling the combined Destination Portfolio to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Trustees also considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica fund complex. The Trustees also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Trustees of the Transamerica fund complex. The Trustees noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for each Portfolio involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization. The Trustees considered that the pro forma gross expense ratio of each class of shares of the combined Destination Portfolio is expected to be lower than the historical gross expense ratios of the corresponding class of shares of each Target Portfolio. The Trustees also considered that the Destination Portfolio’s investment advisory fees are lower than or equal to those of each Target Portfolio.

•	The Trustees considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Portfolio compared to those of each Target Portfolio. The Trustees considered that, for each Target Portfolio, TAM has contractually undertaken, through April 30, 2011, to waive fees and/or reimburse expenses on behalf of the Destination Portfolio to the extent that the total expenses of corresponding classes of the Destination Portfolio exceed certain operating levels. However, the Trustees noted that the Destination Portfolio’s expense cap is higher than Transamerica T. Rowe Price Growth Stock VP’s expense cap.

•	With respect to Transamerica Marsico Growth VP, the Trustees noted that this Target Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of this Target Portfolio were above the median for its peer group and below the median for its peer universe. In making these observations, the Trustees reviewed comparative information provided by Lipper.

•	With respect to Transamerica T. Rowe Price Growth Stock VP, the Trustees noted that this Target Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and in line with the median for its expense universe. In making these observations, the Trustees reviewed comparative information provided by Lipper.

•	The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, each Target Portfolio and the Destination Portfolio.

Investment Performance

•	The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

•	The Trustees noted that the Destination Portfolio’s performance was higher than each Target Portfolio’s performance for the 1-, 3- and 5-year periods ended February 28, 2009.

•	With respect to the Destination Portfolio, the Trustees examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Trustees noted that the Portfolio’s performance was above the median for its peer universe the past 1- and 5-year periods and in line with the median for the past 3-year period.

•	The Trustees considered that, for the periods ended March 31, 2009, the 1-year and 3-year Lipper Peer Rankings for the Destination Portfolio were higher than those of each Target Portfolio.

Tax

•	The Trustees considered that the Reorganization is expected to be treated as a “reorganization” under Section 368(a) of the Code and that shareholders are therefore not expected to recognize gain or loss upon the exchange of their Target Portfolio shares in the Reorganization.

Investment Program

•	The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of each Target Portfolio. As indicated above, the investment objectives of the Destination Portfolio and Target Portfolios are similar, and the Destination Portfolio and Target Portfolios are subject to many of the same risks, and thus overlap in many respects with no substantial benefits to shareholders of either portfolio. However, it is believed that a combined “growth” portfolio would be in the best interests of shareholders of all of the portfolios.

•	The Trustees considered that TAM is the adviser to the Target Portfolio and the Destination Portfolio but that each Portfolio has a different investment sub-adviser that can be replaced without shareholder approval.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees considered that the portfolio managers of the combined Destination Portfolio could conclude that various securities holdings of each Target Portfolio may not be consistent with the combined Destination Portfolio’s long-term investment strategy, and, thus, the portfolio managers may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the Portfolios and their shareholders.

•	The Trustees took into consideration the fact that the Target Portfolios and Destination Portfolio have the same valuation policies and procedures.

•	The Trustees noted that the net assets of each Target Portfolio are higher than the net assets of the Destination Portfolio, and requested that the Reorganization be consummated subject to the consideration and resolution of any accounting and disclosure matters that may result due to the difference in net asset amount.

CAPITALIZATION

The following table sets forth the capitalization of each Target Portfolio and the Destination Portfolio as of December 31, 2009 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between December 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

Assuming only the Transamerica Marsico Growth VP Reorganization:

				Combined
				Transamerica
	Transamerica	Transamerica		Jennison
	Marsico	Jennison	Pro Forma	Growth VP
	Growth VP	Growth VP	Adjustments	(Pro Forma)

Net Assets (000’s)
Initial Class	$547,844	$476,900	$(88)(a)	$1,024,656
Service Class	$15,627	$3,324	$(1)(a)	$18,950
Net Asset Value Per Share
Initial Class	$9.27	$7.04	$(9.27)(b)	$7.04
Service Class	$9.19	$6.95	$(9.19)(b)	$6.95
Shares Outstanding (000’s)
Initial Class	59,094	67,741	18,725(c)	145,560
Service Class	1,700	478	548(c)	2,726

Assuming only the Transamerica T. Rowe Price Growth Stock VP Reorganization:

				Combined
				Transamerica
	Transamerica	Transamerica		Jennison
	T. Rowe Price	Jennison	Pro Forma	Growth VP
	Growth Stock VP	Growth VP	Adjustments	(Pro Forma)

Net Assets (000’s)
Initial Class	$376,669	$476,900	$(107)(a)	$853,462
Service Class	$6,564	$3,324	$(1)(a)	$9,887
Net Asset Value Per Share
Initial Class	$19.69	$7.04	$(19.69)(b)	$7.04
Service Class	$19.56	$6.95	$(19.56)(b)	$6.95
Shares Outstanding (000’s)
Initial Class	19,129	67,741	34,375(c)	121,245
Service Class	336	478	608(c)	1,422

Assuming both Group 4 Reorganizations:

						Combined
						Transamerica
	Transamerica	Transamerica	Transamerica			Jennison
	Marsico	T. Rowe Price	Jennison	Pro Forma		Growth VP
	Growth VP	Growth Stock VP	Growth VP	Adjustments		(Pro Forma)

Net Assets (000’s)
Initial Class	$547,844	$376,669	$476,900	$(144	)(a)	$1,401,269
Service Class	$15,627	$6,564	$3,324	$(2	)(a)	$25,513
Net Asset Value Per Share
Initial Class	$9.27	$19.69	$7.04	$(28.96	)(b)	$7.04
Service Class	$9.19	$19.56	$6.95	$(28.75	)(b)	$6.95
Shares Outstanding (000’s)
Initial Class	59,094	19,129	67,741	53,100	(c)	199,064
Service Class	1,700	336	478	1,157	(c)	3,671

(a)	To adjust Net Assets for costs associated with the Reorganization(s).

(b)	To adjust Net Asset Value Per Share of the Pro Forma Combined Portfolio based on combining the Target Portfolio(s) at the Destination Portfolio’s net asset value.

(c)	To adjust the Shares Outstanding of the Pro Forma Combined Portfolio based on combining the Target Portfolio(s) at the Destination Portfolio net asset value.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by your Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections immediately following the discussion of these Reorganizations.

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, has approved the Reorganization with respect to each Target Portfolio. In particular, the Trustees have determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders would not be diluted as a result of the Reorganization.

The Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years.

As of December 31, 2009, the Portfolios had the following unused capital loss carryforwards:

Transamerica American Century Large Company Value VP	$113,267,000
Transamerica Balanced VP	$7,745,000
Transamerica BlackRock Large Cap Value VP	$479,796,000
Transamerica Jennison Growth VP	$17,933,000
Transamerica Marsico Growth VP	$147,665,000
Transamerica Munder Net50 VP	$9,552,000
Transamerica Science & Technology VP	$20,758,000
Transamerica T. Rowe Price Equity Income VP	$32,936,000
Transamerica T. Rowe Price Growth Stock VP	$79,432,000
Transamerica Templeton Global VP	$348,500,000
Transamerica Value Balanced VP	$43,739,000

Each Reorganization may result in limitations on the applicable Destination Portfolio’s ability, following the applicable Reorganization, to use carryforwards of the applicable Target Portfolio (including carryforwards generated in the tax year of the Target Portfolio ending on the date of the applicable Reorganization) and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Those limitations are imposed on an annual basis and will apply to a Reorganization if the shareholders of the applicable Target Portfolio own less than 50% of the corresponding Destination Portfolio immediately after the Reorganization. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of that Reorganization.

If the shareholders that hold shares in a Destination Portfolio immediately prior to a Reorganization own less than 50% of the Destination Portfolio following the Reorganization, the Reorganization may result in limitations on the Destination Portfolio’s ability, in the post-Reorganization period, to use carryforwards of its own net capital losses (including a portion of any carryforward generated in its tax year that includes the applicable Reorganization) and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of its assets held immediately prior to the Reorganization. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Destination Portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of that Reorganization.

As a result of the Reorganizations, such carryforwards and losses will benefit the shareholders of the combined Portfolio, rather than only the shareholders of the Portfolio that incurred them. In addition, if a Reorganization closes on a date other than the applicable Target Portfolio’s regular year end, it will cause carryovers of that Target Portfolio’s losses to expire earlier than the time they otherwise would have expired.

If a Destination Portfolio or Target Portfolio has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Portfolio may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of that Destination Portfolio or Target Portfolio, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Portfolio involved in the applicable Reorganization.

The rules described in this section may cause a significant percentage of the Portfolios’ tax capital loss carryforwards to expire unutilized. By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Portfolio’s Reorganization did not occur.

Since the Reorganizations are not expected to close until April 30, 2010, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each Portfolio to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Portfolio being transferred to the corresponding Destination Portfolio. Consistent with each Destination Portfolio’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Portfolio’s shareholders (including former shareholders of the corresponding Target Portfolio), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Portfolio will be maintained by the Destination Portfolio. It is possible that there may be dispositions of some of the portfolio securities of one or more Target Portfolios following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Portfolio may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Portfolio’s other gains and losses, and the combined Destination Portfolio’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Portfolio.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	The Reorganizations are scheduled to occur as of the close of business on April 30, 2010, but may occur on such later date as the parties may agree to in writing.

•	On the Closing Date, each Target Portfolio will transfer all of its property and assets to the corresponding Destination Portfolio. In exchange, each Destination Portfolio will assume all of the liabilities of the corresponding Target Portfolio and issue shares, as described below.

•	Each Destination Portfolio will issue a number of its Initial Class and Service Class shares, as applicable, to the applicable Target Portfolio(s) having an aggregate net asset value equal to the aggregate net asset value of such Target Portfolio(s) Initial Class and Service Class shares, respectively.

•	Shares of the corresponding class of each Destination Portfolio will then be distributed on the Closing Date to the corresponding Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the corresponding Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of each Target Portfolio and corresponding Destination Portfolio are valued using the same valuation policies and procedures.

•	Each Target Portfolio will be terminated after the Closing Date.

•	The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Portfolio will be subject to the fees and expenses of the corresponding Destination Portfolio which, as is further discussed in this Information Statement/Proxy Statement/Prospectus, will be lower than those of the Target Portfolio.

•	Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Portfolio, TIM will continue to serve as sub-adviser to Transamerica Diversified Equity VP and Transamerica Balanced VP, BlackRock will continue to serve as sub-adviser to Transamerica BlackRock Large Cap Value VP and Jennison will continue to serve as sub-adviser to Transamerica Jennison Growth VP.

•	The exchange of Target Portfolio shares for Destination Portfolio shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Portfolio or Destination Portfolio.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to a Plan substantially in the form attached as Exhibit A to this Information Statement/Proxy Statement/Prospectus, which is incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value.  In each Reorganization, the applicable Destination Portfolio will deliver to the corresponding Target Portfolio a number of full and fractional Destination Portfolio shares of each class with an aggregate net asset value equal to the net asset value of the Target Portfolio attributable to the corresponding class of the Target Portfolio’s shares. The net asset value per share of each class of such Destination Portfolio shall be computed using the Destination Portfolios’ valuation procedures and the net asset value per share of each class of such Target Portfolio shall be computed using the Target Portfolios’ valuation policies and procedures. The number of full and fractional Destination Portfolio shares shall be determined, with respect to each class, by dividing the value of the Target Portfolio’s net assets with respect to that class of the Target Portfolio’s shares by the net asset value of one share of the corresponding class of the Destination Portfolio’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization.  The obligation of each Portfolio to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Portfolio’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

With respect to the Reorganization of Transamerica Munder Net50 VP, Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP, the obligations of a Destination Portfolio and a corresponding Target Portfolio are subject to the approval of the applicable Plan by the necessary vote of the outstanding shares of the Target Portfolio with respect to the Reorganization of that Target Portfolio, in accordance with the provisions of TST’s declaration of trust and bylaws and applicable state law (see Section 8.1 of the form of Plan attached as Exhibit A). With respect to each Reorganization, the Portfolios’ obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.5 of the form of Plan attached as Exhibit A).

Termination of a Plan.  The Target Board or the Destination Board may terminate a Plan (even if the shareholders of the relevant Target Portfolio have already approved it as applicable) at any time before the Closing Date, if such Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Portfolio or Destination Portfolio, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations.  The expenses incurred in connection with the Reorganizations will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Portfolios and Destination Portfolios, on the other, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the Target Portfolio and the Destination Portfolio of an opinion from Bingham McCutchen LLP, counsel to the Portfolios, substantially to the effect that, for federal income tax purposes:

•	The transfer of all of the applicable Target Portfolio’s assets to the corresponding Destination Portfolio in exchange solely for the issuance of the Destination Portfolio shares to the Target Portfolio and the assumption of the Target Portfolio’s liabilities by the Destination Portfolio, followed by the distribution of the Destination Portfolio shares to the Target Portfolio shareholders in complete liquidation of the Target Portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Portfolio and the corresponding Destination Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the applicable Destination Portfolio upon receipt of the assets of the corresponding Target Portfolio and the assumption by such Destination Portfolio of all of the liabilities of that Target Portfolio;

•	The tax basis of the assets of the applicable Target Portfolio in the hands of the corresponding Destination Portfolio will be the same as the tax basis of such assets in the hands of the Target Portfolio immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer;

•	The holding period of each asset in the hands of the applicable Destination Portfolio, other than assets with respect to which gain or loss is required to be recognized in the applicable Reorganization, will include the period during which the asset was held by the corresponding Target Portfolio (except where investment activities of the Destination Portfolio have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the applicable Target Portfolio upon the transfer of its assets to the corresponding Destination Portfolio in exchange for the Destination Portfolio shares and the assumption by such Destination Portfolio of all of the liabilities of the Target Portfolio, or upon the distribution of the Destination Portfolio shares by the Target Portfolio to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Portfolio’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•	No gain or loss will be recognized by the applicable Target Portfolio shareholders upon the exchange of their shares of the applicable Target Portfolio solely for the shares of the corresponding Destination Portfolio as part of the Reorganization;

•	The aggregate tax basis of the applicable Destination Portfolio shares received by each shareholder of the corresponding Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Portfolio surrendered in exchange therefor; and

•	The holding period of the applicable Destination Portfolio shares received by a Target Portfolio shareholder will include the holding period of the shares of the Target Portfolio that were surrendered in exchange therefor, provided that the shareholder held the Target Portfolio shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the applicable Target Portfolio and Destination Portfolio.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Portfolio will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Portfolio shareholders all of the Target

Portfolio’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Portfolio is estimated as of December 31, 2009 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Portfolio’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Portfolio’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Distribution Amount
Portfolio	(per Share)

Transamerica American Century Large Company Value VP	$0.172638
Transamerica Marsico Growth VP	$0.067955
Transamerica Munder Net50 VP	$—
Transamerica Science & Technology VP	$—
Transamerica T. Rowe Price Equity Income VP	$0.218710
Transamerica T. Rowe Price Growth Stock VP	$0.026881
Transamerica Value Balanced VP	$0.309250

Such distributions may result in taxable income to a Target Portfolio shareholder, but as long as the contracts funded by the Portfolios qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Each Portfolio has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The following table lists the fundamental investment restrictions for each Target Portfolio and each Destination Portfolio. For a more complete discussion of each Portfolio’s other investment policies and fundamental and non-fundamental investment restrictions, please see the statement of additional information for this Information Statement/Proxy Statement/Prospectus.

	Target Portfolios	Destination Portfolios

Borrowing	Each Target Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.	Each Destination Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

	Target Portfolios	Destination Portfolios

Senior Securities	Each Target Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.	Each Destination Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
Underwriting	Each Target Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.	Each Destination Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
Real Estate	Each Target Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.	Each Destination Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
Lending	Each Target Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Concentration	Each Target Portfolio may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.	Each Destination Portfolio may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

	Target Portfolios	Destination Portfolios

Commodities	Each Target Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.	Each Destination Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
Diversification
For each Target Portfolio other than Transamerica Science and Technology VP: Each Target Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

For Transamerica Science & Technology VP only:
The Portfolio is currently a “non-diversified company” as that term is defined in the 1940 Act.
Each Destination Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

BUYING, SELLING AND EXCHANGING OF PORTFOLIO SHARES

The following is a comparison of how shareholders may buy, sell and exchange shares of the Portfolios and how each Portfolio determines its net asset value.

Purchase and Redemption of Shares	Shares of these Portfolios are intended to be sold to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Growth VP, Transamerica Asset Allocation — Moderate VP, Transamerica Asset Allocation — Moderate Growth VP and Transamerica International Moderate Growth VP (together, the “Asset Allocation Portfolios”), and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these Portfolios may be made available to other insurance companies and their separate accounts in the future.
TST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.
Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by TST’s distributor (or other agent) of a purchase order or receipt of a redemption request.
Net Asset Value	The NAV of all Portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio (or class) that are then outstanding.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.
Dividends and Distributions	Each Portfolio intends to distribute annually substantially all of its net investment income, if any.
Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

ADDITIONAL INFORMATION ABOUT THE DESTINATION PORTFOLIOS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for the Destination Portfolios. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Destination Portfolio’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the Portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Portfolio, and are paid at the rates previously shown in this Information Statement/Proxy Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

TIM is an affiliate of TAM and the Destination Trust.

The Destination Portfolios may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Destination Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

As of December 31, 2009, TAM’s assets under management were approximately $43,476,738,957.

Sub-Advisers

BlackRock, 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser for Transamerica BlackRock Large Cap Value VP.

Jennison, 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser for Transamerica Jennison Growth VP.

TIM, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser for Transamerica Diversified Equity VP and Transamerica Balanced VP.

A discussion regarding the basis of the Board’s approval of the advisory arrangements with BlackRock, Jennison and TIM is available in the Destination Portfolios’ semi-annual report for the fiscal period ended June 30, 2009.

Distributor and Transfer Agent

TCI is each Destination Portfolio’s distributor. Transamerica Fund Services, Inc. (“TFS”) is each Destination Portfolio’s administrator and transfer agent. Each Destination Portfolio compensates TCI and TFS for their services. TCI and TFS are affiliates of AEGON USA. Certain officers and Trustees of the Destination Portfolios are also officers and/or directors of TAM, TFS and TCI.

Disclosure of Portfolio Holdings

A detailed description of each Destination Portfolio’s policies and procedures with respect to the disclosure of the Destination Portfolio’s portfolio securities is available in the statement of additional information. Each Destination Portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Buying and Selling Destination Portfolio Shares

Shares of these Portfolios are intended to be sold to Asset Allocation Portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these Portfolios may be made available to other insurance companies and their separate accounts in the future.

TST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by TST’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares.  The NAV of all Portfolios is determined on each day the NYSE is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Portfolio does not price its shares (therefore, the NAV of a Portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Net Asset Value.  The net asset value of each Destination Portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the Portfolios’ securities for the purposes of determining the Portfolios’ NAV. The valuation of the securities of the Portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the Portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies (other than ETF shares) are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with Portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV.

Distribution Arrangements

Distribution and Service Plans.  TST has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with TCI, located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for TST. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, TST, on behalf of the Portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each Portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each Portfolio attributable to the Service Class. Because TST pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, TST has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. TST may, however, pay fees relating to Service Class shares.

Other Distribution or Service Arrangements.  The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the Portfolios, the investors and the separate accounts that invest in the Portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the Portfolios. Additionally, if a Portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, provides additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the Portfolios’ shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Portfolios, does not result in increased expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the Portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the Portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the Portfolios’ shares available to current or prospective variable contract owners to the detriment of other investment options.

Distributions and Taxes

Each Portfolio intends to distribute annually substantially all of its net investment income, if any. Any capital gain distributions are typically declared and distributed annually. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are taxable as distributions of net investment income.

Taxes.  Each Portfolio has qualified and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each Portfolio’s intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the Asset Allocation Portfolios. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a Portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that Portfolio will be allowed to look through to the Portfolio’s investments in order to satisfy the separate account diversification requirements. Each Portfolio intends to comply with those diversification requirements. If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of Portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that Portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a Portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Market Timing and Disruptive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager’s ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE BOARD HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The Portfolios rely on the insurance companies that offer shares of the Portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The Portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the Portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The Portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The Portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the Portfolios discourage market timing and disruptive trading, the Portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the Portfolios from insurance companies limits the Portfolios’ ability to apply their restrictions against market timing and disruptive trading. The Portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies’ ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the Portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the Portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an Asset Allocation Portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

Temporary Defensive Strategies

For temporary defensive purposes, a Portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of the applicable class of shares of each Portfolio for the past five fiscal years (or periods during which a Portfolio has been in operation, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information presented with respect to each Portfolio through the fiscal year ended December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolios’ 2009 Annual Report, which is available by request by calling 1-800-851-9777.

Transamerica Science & Technology VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$2.61	$5.35	$4.03	$4.36	$4.29
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.51	(2.50)	1.34	0.02	0.10

Total operations	1.50	(2.51)	1.32	0.01	0.09

Distributions
From net investment income	—	—	—	—	(0.02)
From net realized gains	(0.03)	(0.23)	—	(0.34)	—

Total distributions	(0.03)	(0.23)	—	(0.34)	(0.02)

Net asset value
End of year	$4.08	$2.61	$5.35	$4.03	$4.36

Total return(b)	57.77%	(48.59)%	32.75%	1.01%	2.06%
Net assets end of year (000’s)	$108,836	$68,734	$193,067	$135,878	$153,247
Ratio and supplemental data
Expenses to average net assets	0.86%	0.86%	0.85%	0.85%	0.88%
Net investment loss, to average net assets	(0.38)%	(0.27)%	(0.38)%	(0.33)%	(0.22)%
Portfolio turnover rate	45%	52%	62%	93%	91%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$2.57	$5.30	$4.00	$4.34	$4.28
Investment operations
Net investment loss(a)	(0.02)	(0.02)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	1.50	(2.48)	1.33	0.02	0.09

Total operations	1.48	(2.50)	1.30	—	0.07

Distributions
From net investment income	—	—	—	—	(0.01)
From net realized gains	(0.03)	(0.23)	—	(0.34)	—

Total distributions	(0.03)	(0.23)	—	(0.34)	(0.01)

Net asset value
End of year	$4.02	$2.57	$5.30	$4.00	$4.34

Total return(b)	57.89%	(48.87)%	32.50%	0.76%	1.86%
Net assets end of year (000’s)	$7,538	$2,660	$7,083	$2,504	$2,251
Ratio and supplemental data
Expenses to average net assets	1.11%	1.11%	1.10%	1.10%	1.13%
Net investment loss, to average net assets	(0.64)%	(0.54)%	(0.65)%	(0.59)%	(0.47)%
Portfolio turnover rate	45%	52%	62%	93%	91%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Munder Net50 VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006		2005

Net asset value
Beginning of year	$5.00	$11.78	$10.32	$10.32		$9.55
Investment operations
Net investment income (loss)(a)	(0.04)	(0.03)	(0.07)	0.01		(0.06)
Net realized and unrealized gain (loss)	3.68	(4.22)	1.81	(0.01)		0.83

Total operations	3.64	(4.25)	1.74	—		0.77

Distributions
From net realized gains	—	(2.53)	(0.28)	—		—

Total distributions	—	(2.53)	(0.28)	—		—

Net asset value
End of year	$8.64	$5.00	$11.78	$10.32		$10.32

Total return(b)	72.80%	(43.53)%	17.04%	—	%(c)	8.06%
Net assets end of year (000’s)	$93,069	$56,041	$116,929	$105,005		$113,452
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.99%	0.99%	0.99%	1.00	%∧	1.00%
Before reimbursement/fee waiver	0.99%	0.99%	0.98%	0.98	%∧	1.02%
Net investment income (loss), to average net assets	(0.65)%	(0.32)%	(0.60)%	0.07%		(0.62)%
Portfolio turnover rate	57%	85%	94%	72%		96%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$4.95	$11.67	$10.23	$10.26	$9.52
Investment operations
Net investment loss(a)	(0.06)	(0.05)	(0.08)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	3.65	(4.18)	1.78	(0.01)	0.82

Total operations	3.59	(4.23)	1.70	(0.03)	0.74

Distributions
From net realized gains	—	(2.49)	(0.26)	—	—

Total distributions	—	(2.49)	(0.26)	—	—

Net asset value
End of year	$8.54	$4.95	$11.67	$10.23	$10.26

Total return(b)	72.53%	(43.69)%	16.80%	(0.29)%	7.77%
Net assets end of year (000’s)	$3,283	$1,398	$5,180	$3,373	$3,179
Ratio and supplemental data
Expenses to average net assets After reimbursement/fee waiver	1.24%	1.24%	1.24%	1.25%∧	1.25%
Before reimbursement/fee waiver	1.24%	1.24%	1.23%	1.23%	1.27%
Net investment loss, to average net assets	(0.89)%	(0.59)%	(0.70)%	(0.23)%	(0.87)%
Portfolio turnover rate	57%	85%	94%	72%	96%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Rounds to less than (0.01%) or 0.01%.

Transamerica Templeton Global VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10

Total operations	3.89	(10.80)	3.33	3.50	1.31

Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)

Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)

Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67)%	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10

Total operations	3.81	(10.78)	3.25	3.44	1.26

Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)

Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)

Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81)%	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Value Balanced VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.59	$14.19	$13.88	$12.88	$13.48
Investment operations
Net investment income(a)	0.27	0.38	0.40	0.36	0.31
Net realized and unrealized gain (loss)	1.71	(4.33)	0.51	1.52	0.51

Total operations	1.98	(3.95)	0.91	1.88	0.82

Distributions
From net investment income	(0.40)	(0.45)	(0.37)	(0.35)	(0.36)
From net realized gains	—	(1.20)	(0.23)	(0.53)	(1.06)

Total distributions	(0.40)	(1.65)	(0.60)	(0.88)	(1.42)

Net asset value
End of year	$10.17	$8.59	$14.19	$13.88	$12.88

Total return(b)	23.42%	(30.54)%	6.72%	15.27%	6.59%
Net assets end of year (000’s)	$225,116	$220,482	$393,632	$441,492	$462,906
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.83%	0.83%	0.85%
Net investment income, to average net assets	2.93%	3.20%	2.79%	2.70%	2.34%
Portfolio turnover rate	104%	58%	45%	41%	58%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.90	$14.64	$14.31	$13.25	$13.86
Investment operations
Net investment income(a)	0.25	0.36	0.37	0.34	0.28
Net realized and unrealized gain (loss)	1.78	(4.47)	0.54	1.57	0.52

Total operations	2.03	(4.11)	0.91	1.91	0.80

Distributions
From net investment income	(0.39)	(0.43)	(0.35)	(0.32)	(0.35)
From net realized gains	—	(1.20)	(0.23)	(0.53)	(1.06)

Total distributions	(0.39)	(1.63)	(0.58)	(0.85)	(1.41)

Net asset value
End of year	$10.54	$8.90	$14.64	$14.31	$13.25

Total return(b)	23.15%	(30.70)%	6.46%	15.04%	6.21%
Net assets end of year (000’s)	$22,288	$7,588	$7,484	$6,568	$5,240
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.08%	1.08%	1.10%
Net investment income, to average net assets	2.55%	3.07%	2.53%	2.45%	2.09%
Portfolio turnover rate	104%	58%	45%	41%	58%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Balanced VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74

Total operations	2.18	(4.14)	1.66	1.04	0.88

Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)

Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)

Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40)%	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74

Total operations	2.14	(4.15)	1.62	1.00	0.85

Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)

Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)

Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57)%	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica American Century Large Company Value VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$6.64	$11.11	$11.34	$11.01	$11.06
Investment operations
Net investment income(a)	0.14	0.21	0.21	0.19	0.18
Net realized and unrealized gain (loss)	1.18	(4.16)	(0.33)	1.80	0.26

Total operations	1.32	(3.95)	(0.12)	1.99	0.44

Distributions
From net investment income	(0.17)	(0.18)	(0.06)	(0.30)	(0.07)
From net realized gains	—	(0.34)	(0.05)	(1.36)	(0.42)

Total distributions	(0.17)	(0.52)	(0.11)	(1.66)	(0.49)

Net asset value
End of year	$7.79	$6.64	$11.11	$11.34	$11.01

Total return(b)	20.08%	(36.78)%	(1.12)%	19.68%	4.15%
Net assets end of year (000’s)	$446,234	$357,547	$448,651	$173,206	$120,738
Ratio and supplemental data
Expenses to average net assets	0.88%	0.87%	0.86%	0.92%	0.91%
Net investment income, to average net assets	2.07%	2.38%	1.79%	1.72%	1.62%
Portfolio turnover rate	29%	29%	18%	19%	26%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$6.63	$11.10	$11.33	$11.00	$11.07
Investment operations
Net investment income(a)	0.12	0.19	0.18	0.17	0.15
Net realized and unrealized gain (loss)	1.19	(4.17)	(0.33)	1.80	0.26

Total operations	1.31	(3.98)	(0.15)	1.97	0.41

Distributions
From net investment income	(0.15)	(0.14)	(0.03)	(0.28)	(0.06)
From net realized gains	—	(0.35)	(0.05)	(1.36)	(0.42)

Total distributions	(0.15)	(0.49)	(0.08)	(1.64)	(0.48)

Net asset value
End of year	$7.79	$6.63	$11.10	$11.33	$11.00

Total return(b)	19.92%	(37.05)%	(1.33)%	19.44%	3.83%
Net assets end of year (000’s)	$2,775	$1,236	$2,402	$3,073	$1,781
Ratio and supplemental data
Expenses to average net assets	1.13%	1.12%	1.11%	1.17%	1.16%
Net investment income, to average net assets	1.74%	2.06%	1.52%	1.49%	1.36%
Portfolio turnover rate	29%	29%	18%	19%	26%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica T. Rowe Price Equity Income VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.33	$19.08	$20.81	$20.12	$21.32
Investment operations
Net investment income(a)	0.19	0.36	0.36	0.33	0.33
Net realized and unrealized gain (loss)	1.90	(5.79)	0.34	3.18	0.50

Total operations	2.09	(5.43)	0.70	3.51	0.83

Distributions
From net investment income	(0.35)	(0.42)	(0.47)	(0.41)	(0.39)
From net realized gains	(0.07)	(4.90)	(1.96)	(2.41)	(1.64)

Total distributions	(0.42)	(5.32)	(2.43)	(2.82)	(2.03)

Net asset value
End of year	$10.00	$8.33	$19.08	$20.81	$20.12

Total return(b)	25.42%	(35.97)%	3.32%	18.96%	4.11%
Net assets end of year (000’s)	$290,075	$267,148	$531,387	$841,295	$802,067
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.80%	0.80%	0.79%
Net investment income, to average net assets	2.18%	2.55%	1.70%	1.61%	1.60%
Portfolio turnover rate	13%	27%	22%	14%	22%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.38	$19.15	$20.89	$20.19	$21.42
Investment operations
Net investment income(a)	0.16	0.33	0.30	0.28	0.28
Net realized and unrealized gain (loss)	1.92	(5.83)	0.35	3.20	0.50

Total operations	2.08	(5.50)	0.65	3.48	0.78

Distributions
From net investment income	(0.31)	(0.37)	(0.43)	(0.37)	(0.37)
From net realized gains	(0.07)	(4.90)	(1.96)	(2.41)	(1.64)

Total distributions	(0.38)	(5.27)	(2.39)	(2.78)	(2.01)

Net asset value
End of year	$10.08	$8.38	$19.15	$20.89	$20.19

Total return(b)	25.16%	(36.19)%	3.06%	18.71%	3.81%
Net assets end of year (000’s)	$18,512	$13,643	$31,626	$28,865	$21,561
Ratio and supplemental data
Expenses to average net assets	1.07%	1.05%	1.05%	1.05%	1.04%
Net investment income, to average net assets	1.90%	2.28%	1.45%	1.35%	1.37%
Portfolio turnover rate	13%	27%	22%	14%	22%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica BlackRock Large Cap Value VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54

Total operations	1.54	(5.97)	0.92	3.08	2.67

Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	—	(1.95)	(2.36)	(0.90)	(1.00)

Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)

Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89)%	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57

Total operations	1.52	(6.03)	0.87	3.04	2.66

Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	—	(1.95)	(2.36)	(0.90)	(1.00)

Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)

Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06)%	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Marsico Growth VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$7.38	$12.96	$10.88	$10.34	$9.53
Investment operations
Net investment income(a)	0.06	0.06	0.07	0.02	0.01
Net realized and unrealized gain (loss)	1.90	(5.25)	2.13	0.53	0.81

Total operations	1.96	(5.19)	2.20	0.55	0.82

Distributions
From net investment income	(0.07)	(0.05)	— (b)	(0.01)	(0.01)
From net realized gains	—	(0.34)	(0.12)	—	—

Total distributions	(0.07)	(0.39)	(0.12)	(0.01)	(0.01)

Net asset value
End of year	$9.27	$7.38	$12.96	$10.88	$10.34

Total return(c)	26.63%	(40.95)%	20.40%	5.36%	8.58%
Net assets end of year (000’s)	$547,844	$433,973	$707,025	$211,386	$194,775
Ratio and supplemental data
Expenses to average net assets	0.83%	0.82%	0.81%	0.87%	0.88%
Net investment income, to average net assets	0.70%	0.63%	0.55%	0.17%	0.15%
Portfolio turnover rate	73%	77%	56%	67%	66%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$7.31	$12.85	$10.81	$10.28	$9.50
Investment operations
Net investment income (loss)(a)	0.04	0.04	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.88	(5.21)	2.12	0.54	0.79

Total operations	1.92	(5.17)	2.16	0.53	0.78

Distributions
From net investment income	(0.04)	(0.03)	—	—	—
From net realized gains	—	(0.34)	(0.12)	—	—

Total distributions	(0.04)	(0.37)	(0.12)	—	—

Net asset value
End of year	$9.19	$7.31	$12.85	$10.81	$10.28

Total return(c)	26.33%	(41.13)%	20.13%	5.16%	8.21%
Net assets end of year (000’s)	$15,627	$8,464	$17,392	$12,820	$12,217
Ratio and supplemental data
Expenses to average net assets	1.08%	1.07%	1.06%	1.12%	1.13%
Net investment income (loss), to average net assets	0.45%	0.36%	0.30%	(0.08)%	(0.12)%
Portfolio turnover rate	73%	77%	56%	67%	66%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica T. Rowe Price Growth Stock VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.80	$25.64	$24.77	$22.85	$21.63
Investment operations
Net investment income(a)	0.02	0.07	0.12	0.10	0.06
Net realized and unrealized gain (loss)	5.95	(10.42)	2.26	2.84	1.27

Total operations	5.97	(10.35)	2.38	2.94	1.33

Distributions
From net investment income	(0.08)	(0.11)	(0.07)	(0.06)	(0.11)
From net realized gains	—	(1.38)	(1.44)	(0.96)	—

Total distributions	(0.08)	(1.49)	(1.51)	(1.02)	(0.11)

Net asset value
End of year	$19.69	$13.80	$25.64	$24.77	$22.85

Total return(b)	43.31%	(42.38)%	9.91%	13.38%	6.16%
Net assets end of year (000’s)	$376,669	$275,565	$484,693	$306,805	$311,913
Ratio and supplemental data
Expenses to average net assets	0.86%	0.87%	0.85%	0.87%	0.86%
Net investment income, to average net assets	0.13%	0.35%	0.46%	0.45%	0.26%
Portfolio turnover rate	57%	55%	56%	42%	38%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.71	$25.46	$24.63	$22.73	$21.55
Investment operations
Net investment income (loss)(a)	(0.02)	0.02	0.05	0.04	— (c)
Net realized and unrealized gain (loss)	5.90	(10.35)	2.25	2.83	1.27

Total operations	5.88	(10.33)	2.30	2.87	1.27

Distributions
From net investment income	(0.03)	(0.04)	(0.03)	(0.01)	(0.09)
From net realized gains	—	(1.38)	(1.44)	(0.96)	—

Total distributions	(0.03)	(1.42)	(1.47)	(0.97)	(0.09)

Net asset value
End of year	$19.56	$13.71	$25.46	$24.63	$22.73

Total return(b)	42.91%	(42.50)%	9.61%	13.14%	5.90%
Net assets end of year (000’s)	$6,564	$3,237	$6,980	$5,738	$4,231
Ratio and supplemental data
Expenses to average net assets	1.11%	1.12%	1.10%	1.12%	1.11%
Net investment income (loss), to average net assets	(0.13)%	0.09%	0.19%	0.18%	—%
Portfolio turnover rate	57%	55%	56%	42%	38%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Rounds to less than ($0.01) or $0.01.

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

	Initial Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$5.00	$8.25	$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)	0.86	0.08	1.07

Total operations	2.05	(2.97)	0.87	0.09	1.06

Distributions
From net investment income	(0.01)	(0.01)	(0.01)	—	(0.02)
From net realized gains	—	(0.27)	(0.47)	(0.78)	(0.50)

Total distributions	(0.01)	(0.28)	(0.48)	(0.78)	(0.52)

Net asset value
End of year	$7.04	$5.00	$8.25	$7.86	$8.55

Total return(b)	41.00%	(37.01)%	11.51%	1.96%	13.79%
Net assets end of year (000’s)	$476,900	$192,623	$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%	0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%	0.16%	0.07%	(0.14)%
Portfolio turnover rate	76%	74%	72%	78%	67%

	Service Class
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$4.94	$8.16	$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	— (c)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)	0.85	0.08	1.06

Total operations	2.01	(2.95)	0.84	0.06	1.03

Distributions
From net investment income	—	—	—	—	— (c)
From net realized gains	—	(0.27)	(0.47)	(0.78)	(0.50)

Total distributions	—	(0.27)	(0.47)	(0.78)	(0.50)

Net asset value
End of year	$6.95	$4.94	$8.16	$7.79	$8.51

Total return(b)	40.69%	(37.11)%	11.28%	1.60%	13.52%
Net assets end of year (000’s)	$3,324	$695	$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%	1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13)%	0.01%	(0.13)%	(0.21)%	(0.41)%
Portfolio turnover rate	76%	74%	72%	78%	67%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Rounds to less than ($0.01) or $0.01.

INFORMATION CONCERNING THE MEETING

The information in this section relates only to Transamerica Munder Net50 VP, Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP.

Voting Rights and Required Vote

The approval of shareholders of only certain Target Portfolios is required for the Reorganization of their Portfolios. For each shareholder of record of Transamerica Munder Net50 VP, Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP, each whole share (or fractional share) of your Target Portfolio shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date. A quorum is required to conduct business at the meeting. With respect to each such Target Portfolio, presence in person or by proxy of shareholders representing thirty percent of the voting power of the Target Portfolio shall be necessary to constitute a quorum for the transaction of business. With respect to each of these Target Portfolio, approval of each of Proposals 1, 2 and 3, as applicable, requires, if a quorum is present at the meeting, the vote of “a majority of the outstanding voting securities” of that Target Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Target Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Portfolio. The other Target Portfolios will each participate in a Reorganization, but the approval of their shareholders is not required.

The table below shows how Target Portfolio shares of those Target Portfolios required to vote will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.
Signed Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.
Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.
Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Target Portfolio shareholders may continue to vote, and votes will be included in the tabulation, up until the date and time of the meeting, 11:00 a.m., Eastern Time, on April 23, 2010.

Shares of the Portfolios are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or the authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Each participating insurance company will vote Portfolio shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions.

If you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your participating insurance company specific instructions as to how you want your shares to be voted.

Solicitation of Proxies

With respect to each Target Portfolio, the principal solicitation of proxies will be by mailing of this Information Statement/Proxy Statement/Prospectus, but proxies may be solicited by telephone or in person by the representatives of the Target Board, regular employees of TFS, their affiliates, or Broadridge Financial Solutions, Inc. (“Broadridge”), a private proxy services firm. The estimated cost of retaining Broadridge is approximately $100,000, which will be shared equally by TAM, on the one hand, and, subject to certain limits, the Target Portfolios and Destination Portfolios, on the other. If a Target Portfolio has not received your vote as the date of the meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals. For information on, or if you have any questions about, the meeting of your Target Portfolio’s shareholders, please call Broadridge at 1-866-414-6351.

The cost of the meeting, including the preparation and mailing of the notice, Information Statement/Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, with respect to the Reorganizations will be shared equally by TAM, on the one hand, and, subject to certain limits, the Target Portfolios and applicable Destination Portfolios, on the other.

Revoking Proxies

Each Target Portfolio shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Target Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending the meeting and voting in person at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance in-person at the meeting, by itself, will not revoke a previously executed and returned proxy.

If a Target Portfolio shareholder holds Target Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the shareholder’s ability to revoke voting instructions after such instructions have been provided.

Outstanding Shares

Only shareholders of record of each Target Portfolio at the close of business on the Record Date, February 5, 2010, are entitled to notice of and to vote at the meeting. As of the close of business on the Record Date, the following shares of each Target Portfolio requiring shareholder approval were outstanding:

Shares Outstanding
(as of February 5, 2010)

Transamerica Munder Net50 VP
Initial Class	10,296,233.244
Service Class	350,044.572
Transamerica American Century Large Company Value VP
Initial Class	54,737,993.808
Service Class	350,276.090
Transamerica T. Rowe Price Equity Income VP
Initial Class	28,535,454.460
Service Class	1,872,990.960

Other Business

Your Board knows of no business to be presented for consideration at the meeting other than Proposals 1, 2 and 3 set forth in this Information Statement/Proxy Statement/Prospectus. If other business is properly brought before the meeting, proxies will be voted in accordance with the discretion of the persons named as proxies.

Adjournments

If, by the time scheduled for the meeting, a quorum of shareholders of a Target Portfolio is not present, or if a quorum is present but sufficient votes “for” a Proposal have not been received, the chairperson of the meeting may adjourn the meeting or the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned as to the Target Portfolio or the Proposal, as applicable, within a reasonable time after the original meeting date without further notice. If submitted to shareholders, any adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting (or a majority of votes cast if a quorum is present). The persons named as proxies, at their discretion, vote those proxies in favor of an adjournment of the meeting. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the Proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders.

Telephone and Internet Voting

In addition to soliciting proxies by mail or in person, the Target Portfolios have also arranged to have votes recorded by telephone, the Internet or other electronic means by following the enclosed instructions. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If you authorize your proxy by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote.

Shareholders’ Proposals

As a general matter, the Target Portfolios do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OWNERSHIP OF SHARES OF THE PORTFOLIOS

To the knowledge of each Target Portfolio, as of February 5, 2010, the Trustees and officers of the Target Portfolio owned in the aggregate less than 1% of the outstanding shares of the Target Portfolio.

To the knowledge of each Destination Portfolio, as of February 5, 2010, the Trustees and officers of the Destination Portfolio owned in the aggregate less than 1% of the outstanding shares of the Destination Portfolio.

To the knowledge of each Target Portfolio, as of February 5, 2010, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Portfolio.

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	27.80%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	16.61%

Name of Record Holder	Portfolio	Class	Percentage of Class
Western Reserve Life Assurance Co. of Ohio Life WRL Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	13.65%
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	13.33%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	5.11%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	5.02%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Initial	5.00%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Service	35.77%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Service	23.12%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Service	11.22%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Service	7.81%
Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	Service	5.53%
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Initial	38.44%
Western Reserve Life Assurance Co. of Ohio Life WRL Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Initial	14.85%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Initial	14.24%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Initial	11.64%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Initial	7.39%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Service	85.93%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Multiple 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	Service	6.98%
Western Reserve Life Assurance Co. of Ohio Life WRL Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Initial	43.63%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Initial	27.97%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Initial	22.08%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Service	31.16%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Service	28.16%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Service	13.17%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Service	7.64%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Service	6.57%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	Service	5.49%
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Initial	48.27%
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Initial	22.27%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Initial	15.44%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Initial	8.27%
Merrill Lynch Life Insurance Company Separate Account C-Consults Annuity 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Service	30.53%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Service	26.54%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Service	8.82%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Service	8.11%
Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Service	6.03%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	Service	5.95%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Initial	50.90%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Initial	10.61%
Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Initial	8.76%
Western Reserve Life Assurance Co. of Ohio Life WRL Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Initial	5.91%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Initial	5.74%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Initial	5.29%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Service	26.71%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Service	25.26%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Service	8.60%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Multiple 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Service	8.46%
Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	Service	6.25%
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Initial	45.96%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Initial	19.84%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Initial	14.27%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Initial	7.47%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	19.26%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	19.20%
Merrill Lynch Life Insurance Company Separate Account C-Consults Annuity 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	16.55%
Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	8.62%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	8.16%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	7.81%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	Service	7.15%
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Initial	29.91%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Initial	25.47%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Initial	12.48%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Initial	9.07%
Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Initial	6.14%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Initial	5.57%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Service	43.47%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Service	13.60%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Service	10.55%
Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Service	7.16%
Transamerica Life Insurance Company Suntrust Variable Annuity 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Service	6.46%
Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	Service	6.39%

To the knowledge of each Destination Portfolio, as of February 5, 2010, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Portfolio.

Name of Record Holder	Portfolio	Class	Percentage of Class
Western Reserve Life Assurance Co. of Ohio Life WRL Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Initial	42.03%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Initial	15.07%

Name of Record Holder	Portfolio	Class	Percentage of Class
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Initial	14.13%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Initial	12.49%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Service	29.87%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Service	22.50%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Service	11.43%
Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Service	8.01%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Multiple 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	Service	6.06%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Initial	36.02%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Initial	15.44%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class B 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Initial	13.51%
Western Reserve Life Assurance Co. of Ohio Life WRL Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Initial	9.42%

Name of Record Holder	Portfolio	Class	Percentage of Class
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class A 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Initial	7.95%
Western Reserve Life Assurance Co. of Ohio Ann Acct A — Class C 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Initial	5.67%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Service	29.10%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Service	19.81%
Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Service	16.51%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Service	11.40%
Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	Service	5.31%
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	36.15%
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	17.19%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	12.30%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	11.41%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Initial	6.23%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	29.04%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	23.00%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	9.29%
Merrill Lynch Life Insurance Company Separate Account C-Consults Annuity 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	Service	5.70%
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	48.04%
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	22.50%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	14.38%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Initial	8.54%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	30.98%
Merrill Lynch Life Insurance Company Separate Account C-Consults Annuity 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	21.47%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	13.95%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	7.97%

Name of Record Holder	Portfolio	Class	Percentage of Class
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	7.80%
Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	Service	6.09%

EXPERTS

Target Portfolios

The financial statements and financial highlights of each Target Portfolio for the periods presented are incorporated by reference into this Information Statement/Proxy Statement/Prospectus. The financial statements and financial highlights of each Target Portfolio for its fiscal year end December 31, 2009 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Destination Portfolios

The financial statements and financial highlights of each Destination Portfolio for the periods presented are incorporated by reference into this Information Statement/Proxy Statement/Prospectus. The financial statements and financial highlights of each Destination Portfolio for its fiscal year end December 31, 2009 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Portfolio from your investment firm or by writing to your Portfolio at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-800-851-9777.

Each Portfolio’s statement of additional information and shareholder reports are available free of charge on the Portfolios’ website at www.transamericafunds.com (select “Transamerica Series Trust”).

Shareholder reports.  Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

WITH RESPECT TO SHAREHOLDERS OF TRANSAMERICA MUNDER NET50 VP, TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP AND TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP, TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY

EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Trustees,

/s/  Dennis P. Gallagher
Dennis P. Gallagher, Esq., Secretary
Transamerica Series Trust

St. Petersburg, Florida
March 1, 2010

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [  ] day of [          ], 2010, by and among Transamerica Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquiring Portfolio/Classes” (each, an “Acquiring Portfolio”), and the Trust on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquired Portfolio/Classes” (each, an “Acquired Portfolio”), and, solely for purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”).

WHEREAS, the Trust is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each such reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the corresponding Acquiring Portfolio listed on Exhibit A (as to each Acquired Portfolio, the “corresponding Acquiring Portfolio”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Portfolio (the “Acquiring Portfolio Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Portfolio (the “Acquired Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) to the shareholders of the Acquired Portfolio in complete redemption of the Acquired Portfolio Shares and the termination of the Acquired Portfolio, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to each Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Portfolio listed on Exhibit A (as to each Acquiring Portfolio, the “corresponding Acquired Portfolio”) for Acquiring Portfolio Shares and the assumption of all liabilities of that Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to each Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES IN SUCH ACQUIRING PORTFOLIO, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED PORTFOLIO AND LIQUIDATION AND TERMINATION OF THAT ACQUIRED PORTFOLIO

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of each Acquired Portfolio, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Portfolio, as set forth in paragraph 1.2, to the corresponding Acquiring Portfolio, and the Trust, on behalf of that Acquiring Portfolio, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Portfolio the number of full and fractional shares of each class of Acquiring Portfolio Shares of that Acquiring Portfolio corresponding to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Trust’s net assets with respect to each class of Acquired Portfolio Shares of the corresponding Acquired Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Portfolio Shares of that Acquiring Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Portfolio as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Portfolio and its classes of shares and the corresponding Acquired Portfolio and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Portfolio as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Portfolio as set forth on such Exhibit, the term “Acquiring Portfolio Shares” should be read to include each such class of shares of such Acquiring Portfolio, and the term “Acquired Portfolio Shares” should be read to include each such class of shares of such Acquired Portfolio.

1.2 The property and assets of the Trust attributable to each Acquired Portfolio to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the corresponding Acquiring Portfolio, shall consist of all assets and property of every kind and nature of the Acquired Portfolio, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Portfolio owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of each Acquiring Portfolio, shall assume all of the liabilities and obligations of the corresponding Acquired Portfolio, including, without limitation, all indemnification obligations of such Acquired Portfolio with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Portfolio will promptly assign, convey, transfer and deliver to the Trust, on behalf of the corresponding Acquiring Portfolio, any rights, stock dividends, cash dividends or other securities received by the Acquired Portfolio after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the corresponding Acquiring Portfolio, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the Trust on behalf of the corresponding Acquiring Portfolio.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Portfolio. To complete the liquidation, the Trust, on behalf of each Acquired Portfolio, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Portfolio Shares of each Acquired Portfolio as of the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares of the corresponding class of the corresponding Acquiring Portfolio received by the Trust, on behalf of that Acquired Portfolio, pursuant to paragraph 1.1, in complete redemption of such Acquired Portfolio Shares, and (b) terminate the Acquired Portfolio in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Portfolio Shares, by the transfer of the corresponding class of Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the corresponding Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of each class of Acquiring Portfolio Shares to be so credited to each of the corresponding Acquired Portfolio Shareholders holding Acquired Portfolio Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Portfolio Shares of that class owned by those Acquired Portfolio Shareholders on the Closing Date. All issued Acquired Portfolio Shares will be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing any class of Acquiring Portfolio Shares in connection with such exchange.

1.4 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio as maintained by the Acquiring Portfolio’s transfer agent.

1.5 Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of such Acquired Portfolio. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Portfolio, and the amounts thereof attributable to each class of shares of that Acquired Portfolio, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Portfolio, and after the declaration of any dividends by the Acquired Portfolio, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Portfolio.

2.2 The net asset value per share of each class of the Acquiring Portfolio Shares of each Acquiring Portfolio shall be determined as of the time for calculation of the applicable Acquiring Portfolio’s net asset value as set forth in the then-current prospectus for the Acquiring Portfolio on the Valuation Date, computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Portfolio.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be April 30, 2010, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or, as to any Reorganization, such later time on that date as the applicable Acquired Portfolio’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Portfolio is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Portfolio that the Custodian maintains as custodian for the Acquired Portfolio to the accounts of the corresponding Acquiring Portfolio that the Custodian maintains as custodian for the Acquiring Portfolio. The Trust shall, within one business day after the Closing for each Reorganization, deliver to the applicable Trust a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Portfolio have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Portfolio, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Portfolio (“Transfer Agent”), to deliver to the Trust, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Portfolio Shareholder of the applicable Acquired Portfolio and the class, number and percentage ownership of the outstanding Acquired Portfolio Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Portfolio shall deliver to the Secretary of the corresponding Acquired Portfolio a confirmation evidencing that (a) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the Acquired Portfolio’s account on the books of such Acquiring Portfolio pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the accounts of the Acquired Portfolio Shareholders on the books of such Acquiring Portfolio pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Portfolio or an Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Portfolio or such Acquiring Portfolio is impracticable (in the judgment of the Board), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Portfolio, represents and warrants as follows:

(a) Such Acquired Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its charter documents, as amended (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Portfolio Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of such Acquired Portfolio, will have good and marketable title to such Acquired Portfolio’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the corresponding Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result, in a material violation of Delaware law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquired Portfolio, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Portfolio (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Portfolio on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Portfolio and, to the Acquired Portfolio’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Portfolio to the corresponding Acquiring Portfolio of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Portfolio or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Portfolio’s business. The Trust, on behalf of such Acquired Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquired Portfolio.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Portfolio as at the last day of and for the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquired Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquired Portfolio’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by such Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of such Acquired Portfolio shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Portfolio will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Portfolio will have made such distributions, if any, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Portfolio Shares of such Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Portfolio, as provided in paragraph 3.3. Such Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares of such Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares of such Acquired Portfolio.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust, on behalf of such Acquired Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquired Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquiring Portfolio, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) For each calendar quarter of its operation (including the calendar quarter that includes the Closing Date), such Acquired Portfolio (i) has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts and (ii) has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a) Such Acquiring Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Trust’s Declaration of Trust, as amended (the “Declaration”), to own all of the assets of such Acquiring Portfolio and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Portfolio Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Portfolio and each prospectus and statement of additional information of such Acquiring Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result, in a material violation of Delaware law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquiring Portfolio, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquiring Portfolio, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Portfolio’s business. The Trust, on behalf of such Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Portfolio.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Portfolio as at the last day of and for the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquiring Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Portfolio prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Portfolio’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Portfolio Shares due to declines in market values of securities held by such Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of such Acquiring Portfolio shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Portfolio is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Portfolio will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Portfolio will have made such distributions, if any, as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Trust, for the account of the Acquired Portfolio Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Trust, on behalf of such Acquiring Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquiring Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(o) For each calendar quarter of its operation ending prior to the Closing Date, such Acquiring Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts. At all relevant times, such Acquiring Portfolio has been and is an investment company to which Treasury Regulations Section 1.817-5(f) applies.

5.	COVENANTS

The Trust, on behalf of each Acquired Portfolio, and the Trust, on behalf of each Acquiring Portfolio, respectively, hereby further covenant as follows:

5.1 The Acquired Portfolio and the Acquiring Portfolio each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Portfolio Shares to be acquired by such Acquired Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Trust, on behalf of each Acquired Portfolio, will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of the Acquired Portfolio Shares.

5.4 Subject to the provisions of this Agreement, the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Trust, on behalf of each Acquired Portfolio, will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the corresponding Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Trust, on behalf of each Acquiring Portfolio, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Trust will call a meeting of the shareholders of each Acquired Portfolio for which shareholder approval is required, as indicated on Exhibit A, to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 The Trust, on behalf of such Acquiring Portfolio, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of such Acquired Portfolio, will provide to the Trust such information regarding the Acquired Portfolio as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Portfolio, to consummate the Reorganization of such Acquired Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquired Portfolio:

6.1 All representations and warranties of the Trust, on behalf of such Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of such Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquiring Portfolio, on or before the Closing Date.

6.3 The Trust, on behalf of such Acquiring Portfolio, shall have executed and delivered an assumption of the Liabilities of the corresponding Acquired Portfolio and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of such Acquiring Portfolio, shall have delivered to such Acquired Portfolio a certificate executed in the name of the Trust, on behalf of such Acquiring Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of such Acquiring Portfolio, and the Trust, on behalf of the corresponding Acquired Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Portfolio, to consummate the Reorganization of the corresponding Acquiring Portfolio shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquiring Portfolio:

7.1 All representations and warranties of the Trust, on behalf of such Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of such Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquired Portfolio, on or before the Closing Date.

7.3 The Trust shall have delivered to the Trust, on behalf of such Acquiring Portfolio, a Statement of Assets and Liabilities of such Acquired Portfolio as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of such Acquired Portfolio. The Trust, on behalf of such Acquired Portfolio, shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Portfolio’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of such Acquired Portfolio, shall have delivered to the Trust a certificate executed in the name of the Trust, on behalf of such Acquired Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of such Acquired Portfolio, and the Trust, on behalf of such Acquiring Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued by such Acquiring Portfolio in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH CORRESPONDING ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of each Acquired Portfolio, or the Trust, on behalf of the corresponding Acquiring Portfolio, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Portfolio or Acquiring Portfolio, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Portfolio and its corresponding Acquiring Portfolio:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Portfolio, if such approval is required, in accordance with the provisions of the Declaration, the by-laws of the Trust, and applicable state law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to such Acquired Portfolio, or the Trust, with respect to such Acquiring Portfolio, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Portfolio or such Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the applicable Acquired Portfolio, the Trust, on behalf of the applicable Acquiring Portfolio, and its authorized officers, (i) the applicable Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Portfolio and the corresponding Acquiring

Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Portfolio upon receipt of the Assets of the corresponding Acquired Portfolio solely in exchange for the applicable Acquiring Portfolio Shares and the assumption by such Acquiring Portfolio of the Liabilities of the applicable Acquired Portfolio; (iii) the basis in the hands of such Acquiring Portfolio of the Assets of the corresponding Acquired Portfolio will be the same as the basis of such Assets in the hands of the Acquired Portfolio immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Portfolio upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Portfolio, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Portfolio (except where investment activities of the Acquiring Portfolio have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Portfolio upon the transfer of its Assets to the corresponding Acquiring Portfolio in exchange for the applicable Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities of the Acquired Portfolio, or upon the distribution of the Acquiring Portfolio Shares by the Acquired Portfolio to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Portfolio’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Portfolio Shareholders of such Acquired Portfolio upon the exchange of their Acquired Portfolio Shares solely for the Acquiring Portfolio Shares of the corresponding Acquiring Portfolio as part of the Reorganization; (vii) the aggregate basis of the Acquiring Portfolio Shares that each Acquired Portfolio Shareholder of the applicable Acquired Portfolio receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Portfolio Shares exchanged therefor; and (viii) an Acquired Portfolio Shareholder’s holding period for his or her Acquiring Portfolio Shares will include the period for which he or she held the Acquired Portfolio Shares exchanged therefor, provided that he or she held such Acquired Portfolio Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5 on behalf of any Acquired Portfolio or Acquiring Portfolio.

8.6 The Trust, on behalf of each Acquiring Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquired Portfolio, and its authorized officers: (a) the Trust is a statutory trust existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquired Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Trust, on behalf of the corresponding Acquired Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquired Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

8.7 The Trust, on behalf of each Acquired Portfolio, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the corresponding Acquiring Portfolio and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Delaware/business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (b) the Trust, with respect to the corresponding Acquiring Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this

Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquiring Portfolio, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquiring Portfolio, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Portfolio Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Trust, out of each Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of each Acquired Portfolio’s assets and property (including any amounts paid to the Acquired Portfolio pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquired Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each Acquiring Portfolio, and the Trust, on behalf of each Acquired Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganizations will be shared by TAM and the Acquiring Portfolios and Acquired Portfolios in accordance with an allocation approved by the Board. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust and the Trust agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Portfolio or an Acquired Portfolio, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Trust and the Trust, and the obligations of the Trust, on behalf of each Acquiring Portfolio, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Portfolio or Acquired Portfolio at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Board or the Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Portfolio or such Acquired Portfolio, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Portfolio or its corresponding Acquiring Portfolio shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Portfolio or Acquiring Portfolio, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Trust; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the each applicable Acquired Portfolio pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust or the Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquired Portfolios, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Portfolios, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA SERIES TRUST, on behalf of each Acquiring Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA SERIES TRUST, on behalf of each Acquired Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA ASSET MANAGEMENT, INC., solely with respect to paragraph 10.2 hereof

By:
Name:
Title:

Exhibit A

Acquired Portfolio/Classes	Acquiring Portfolio/Classes

Transamerica Science & Technology VP	Transamerica Diversified Equity VP
Initial Class	Initial Class
Service Class	Service Class
Transamerica Munder Net50 VP*	Transamerica Diversified Equity VP
Initial Class	Initial Class
Service Class	Service Class
Transamerica Value Balanced VP	Transamerica Balanced VP
Initial Class	Initial Class
Service Class	Service Class
Transamerica American Century Large Company Value VP*	Transamerica BlackRock Large Cap Value VP
Initial Class	Initial Class
Service Class	Service Class
Transamerica T. Rowe Price Equity Income VP*	Transamerica BlackRock Large Cap Value VP
Initial Class	Initial Class
Service Class	Service Class
Transamerica Marsico Growth VP	Transamerica Jennison Growth VP
Initial Class	Initial Class
Service Class	Service Class
Transamerica T. Rowe Price Growth Stock VP	Transamerica Jennison Growth VP
Initial Class	Initial Class
Service Class	Service Class

*	Shareholder approval required.

SCHEDULE 4.1

SCHEDULE 4.2

EXHIBIT B

ADDITIONAL INFORMATION REGARDING JENNISON

The information in this Exhibit B is being provided to the shareholders of Transamerica Marsico Growth VP (“Marsico Growth VP”) and Transamerica T. Rowe Price Growth Stock VP (“T. Rowe Price Growth VP” and together with Marsico Growth VP, the “Target Portfolios”), each a series of Transamerica Series Trust (“TST”). It is expected that each Target Portfolio will reorganize into Transamerica Jennison Growth VP (“Jennison Growth VP”), a series of TST, on or about April 30, 2010 (each, a “Reorganization”). Immediately prior to the closing of the Reorganizations, Jennison Associates LLC (“Jennison”) will replace Columbia Management Advisors, LLC (“Columbia”) as the sub-adviser to Marsico Growth VP and T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the sub-adviser to T. Rowe Price Growth VP.

Columbia has entered into an agreement with Marsico Capital Management, LLC (“Marsico”) under which Marsico provides portfolio management to Marsico Growth VP (“the “Columbia/Marsico Sub-Advisory Agreement”).

This exhibit describes Jennison and the terms of the new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and Jennison (the “Jennison Sub-Advisory Agreements”). It also includes a comparison of the Jennison Sub-Advisory Agreements against (i) the sub-advisory agreement between TAM and Columbia (the “Columbia Sub-Advisory Agreement”) and the Columbia/Marsico Sub-Advisory Agreement, and (ii) the sub-advisory agreement between TAM and T. Rowe Price (the “T. Rowe Price Sub-Advisory Agreement”).

This information is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the TST Board of Trustees (the “Board”), including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval.

Background

TAM manages the assets of the Target Portfolios and Jennison Growth VP (each sometimes referred to herein as a “Portfolio”) pursuant to an Investment Advisory Agreement, as amended (the “Advisory Agreement”). The Advisory Agreement was recently approved by the Board, including a majority of the Independent Trustees, on June 4, 2009.

Subject to the terms of the Advisory Agreement, TAM (i) is responsible for the management of the Portfolio, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. TAM may terminate the services of any sub-adviser at any time.

At a meeting held on September 18, 2009, in connection with each Reorganization, the Board approved the termination of the Columbia Sub-Advisory Agreement and the T. Rowe Price Sub-Advisory Agreement and approved the Jennison Sub-Advisory Agreements.

In accordance with the terms of the Agreement and Plan of Reorganization, the Target Portfolios will be terminated after the Reorganizations. All material contracts of the Target Portfolios, including the Jennison Sub-Advisory Agreements, will terminate at or prior to the closing of the Reorganizations.

No officer or Trustee of the Portfolios is a director, officer or employer of Jennison. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in Jennison or any other person controlling, controlled by or under common control with Jennison. Since January 1, 2008, none of the Trustees of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Jennison or any of its affiliates was or is to be party.

Information Concerning Jennison

Jennison, located at 466 Lexington Avenue, 18th Floor, New York, NY 10017, is a registered investment advisor founded in 1969. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2009, Jennison had approximately $93 billion in assets under management.

Under the terms of the Jennison Sub-Advisory Agreements, Jennison is to manage the investment and reinvestment of the portfolio assets of the Target Portfolios, subject to and in accordance with the investment objective and policies of the Target Portfolios set forth in the Target Portfolios’ Registration Statements, and any written instructions which the Adviser or the Board may issue from time-to-time in accordance therewith. Pursuant to the Jennison Sub-Advisory Agreements, Jennison is to make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same.

The Jennison Sub-Advisory Agreements provide that, absent willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Jennison Sub-Advisory Agreements, Jennison shall not be liable for any loss, liability, cost, damage, or expenses connected with rendering services thereunder. In addition, the Adviser shall hold harmless and indemnify Jennison and its affiliates, directors, officers, shareholders, employees or agents for any loss, liability, cost, damage, or expense not resulting from the Jennison’s gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under the sub-advisory agreement.

The Jennison Sub-Advisory Agreements may be terminated at any time, without payment of any penalty, (i) either by the vote of the Board, by the Adviser, or by a vote of the majority of the outstanding voting securities of the respective Target Portfolio, upon 60 days’ prior written notice to the Sub-Adviser, or such shorter period as may be mutually agreed upon, or (ii) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser, or such shorter notice as may be mutually agreed upon. The Jennison Sub-Advisory Agreements shall terminate automatically and immediately upon termination of the Advisory Agreement or in the event of their assignment (within the meaning of the 1940 Act).

Please refer to Appendix A attached hereto for a copy of the form of Jennison Sub-Advisory Agreement. The description of the Jennison Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the Agreements as set forth in Appendix A.

Comparison of the Sub-Advisory Agreements

Comparison of the T. Rowe Price Sub-Advisory Agreement to the Jennison Sub-Advisory Agreement

Under the terms of the T. Rowe Price Sub-Advisory Agreement and the Jennison Sub-Advisory Agreement, the sub-advisers shall manage the investment and reinvestment of T. Rowe Price Growth VP and Jennison Growth VP, respectively, subject to the control and direction of the Board, the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by each fund’s then current Registration Statement under the 1940 Act.

The Jennison Sub-Advisory Agreement provides that except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither Jennison nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys’ fees and costs) unless due to Jennison’s gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under the Jennison Sub-Advisory Agreement. In addition the Adviser shall hold harmless and indemnify Jennison and its affiliates, directors, officers, shareholders, employees or agents for any loss, liability, cost, damage, or expense not resulting from the Jennison’s gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under the sub-advisory agreement. The T. Rowe Price Sub-Advisory Agreement also does not hold T. Rowe Price liable for any act or omission in the course of, or connected with, rendering services pursuant to the T. Rowe Price Sub-Advisory Agreement absent the willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the T. Rowe Price Sub-Advisory Agreement. The T. Rowe Price Sub-Advisory Agreement, however, does not have an indemnity provision similar to the Jennison Sub-Advisory Agreement.

Both of the T. Rowe Price Sub-Advisory Agreement and the Jennison Sub-Advisory Agreement treat as confidential any information and advise furnished by either part to each respective sub-advisory agreement. The T. Rowe Price Sub-Advisory Agreement only allows for disclosure of such confidential information to third parties as required by law while the Jennison Sub-Advisory Agreement allows for disclosure to third parties with the consent of the other party to the sub-advisory agreement or unless required by law, rule or regulation. In addition, the Jennison Sub-Advisory Agreement allows disclosure of (i) investment results and other data of the Adviser or Jennison Growth VP in connection with providing the composite investment results of Jennison and (ii) investments and transactions of the Adviser or the Portfolio in connection with providing the composite information of Jennison’s clients.

Upon 90 days prior written notice to the sub-adviser, both agreements may be terminated at any time without the payment of any penalty by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The T. Rowe Price Sub-Advisory Agreement may be terminated by T. Rowe Price upon 150 days prior written notice to the Adviser. The Jennison Sub-Advisory Agreement may be terminated by Jennison upon 90 days prior written notice to the Adviser. Each Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

Comparison of the Columbia and Columbia/Marsico Sub-Advisory Agreements to the Jennison Sub-Advisory Agreement

Under the terms of the Columbia/Marsico Sub-Advisory Agreement, Marsico shall act as investment counsel to Columbia and shall provide a continuous investment program for Marsico Growth VP including advise as to the acquisition, holding or disposition of the securities and assets of the fund subject to the supervision of Columbia and in accordance the provisions of the 1940 Act, and subject to the investment objective, policies, procedures and restrictions imposed by the fund’s then current Registration Statement under the 1940 Act, and directions of the Board, each as provided to Columbia by Marsico. Similarly, under the terms of the Jennison Sub-Advisory Agreement, Jennison shall manage the investment and reinvestment of Jennison Growth VP subject to the control and direction of the Board, the provisions of the 1940 Act and in accordance with the investment objective, policies, procedures and restrictions imposed by the fund’s then current Registration Statement under the 1940 Act.

The Columbia Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties thereunder, Columbia will not be liable for any act or omission in connection with its activities as the sub-adviser for Marsico Growth VP. Similarly, pursuant to the terms of the Columbia/Marsico Sub-Advisory Agreement, neither Marsico, nor any of its officers, directors, or employees, or any other person performing executive, administrative, trading, or other functions for Marsico, Marsico Growth VP (at the direction or request of Marsico), the Adviser or Columbia in connection with Marsico’s discharge of its obligations undertaken or reasonably assumed with respect to the Columbia/Marsico Sub-Advisory Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, Columbia or the Fund, or for any error of facts or mistake of law contained in any report or date provided by Marsico, except for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Marsico, or any such person of the duties of Marsico pursuant to the Columbia/Marsico Sub-Advisory Agreement. The Jennison Sub-Advisory Agreement provides for a similar limitation of liability but also provides that the Adviser shall hold harmless and indemnify Jennison and its affiliates, directors, officers, shareholders, employees or agents for any loss, liability, cost, damage, or expense not resulting from the Jennison’s gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under the sub-advisory agreement. The Columbia/Marsico Sub-Advisory Agreement, however, does not have an indemnity provision similar to the Jennison Sub-Advisory Agreement.

Upon 60 days prior written notice to the sub-adviser, both the Columbia Sub-Advisory Agreement and the Columbia/Marsico Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a majority of the outstanding voting securities of Marsico Growth VP but unlike the Jennison Sub-Advisory Agreement neither states that the Adviser may terminate the Agreement. The Columbia/Marsico Sub-Advisory Agreement may be terminated by Marsico upon 60 days prior written notice to the Adviser. Each Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Upon 90 days prior written notice to the sub-adviser, the Jennison Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

Sub-Advisory Fees

Jennison Sub-Advisory Fee

Under each Jennison Sub-Advisory Agreement, the Adviser (not the respective Target Portfolio) will pay Jennison for its services on the basis of the following annual fee schedule:

Fee Schedule

0.40% of the first $250 million of average daily net assets;
0.35% of average daily net assets over $250 million up to $500 million;

0.30% of average daily net assets over $500 million up to $1 billion;
0.25% of average daily net assets over $1 billion up to $1.5 billion;
and 0.20% of average daily net assets in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fees, assets will be combined with those of Transamerica Jennison Growth of Transamerica Funds, also managed by Jennison.

T. Rowe Price Sub-Advisory Fee

Under the T. Rowe Price Sub-Advisory Agreement, the Adviser (not T. Rowe Price Growth VP) paid T. Rowe Price for its services on the basis of the following annual fee schedule:

0.40% of the first $250 million of average daily net assets;
0.375% over $250 million up to $500 million;
and 0.35% of average daily net assets in excess of $500 million

Columbia Sub-Advisory Fee

Under the Columbia Sub-Advisory Agreement, the Adviser (not Marsico Growth VP) paid Columbia for its services on the basis of the following annual fee schedule:

Fee Schedule

0.40% of the first $250 million average daily net assets;
0.375% of the next $250 million;
0.35% of the next $500 million in assets;
and 0.30% of assets in excess of $1 billion.

Fees are accrued daily and paid by the Adviser monthly.

Fees paid to Columbia for services provided pursuant to the Columbia Sub-Advisory Agreement for the period from January 1, 2009 to December 31, 2009 were $1,848,478. Fees paid to T. Rowe Price for services provided pursuant to the T. Rowe Price Sub-Advisory Agreement for the period from January 1, 2009 to December 31, 2009 were $1,253,711. Fees that would have been payable to Jennison for services provided pursuant to the Jennison Sub-Advisory Agreements for the same period, had the Jennison Sub-Advisory Agreements been in effect for such period, would have been $972,094 for T. Rowe Price Growth VP and $1,458,625 for Marsico Growth VP. Shareholders should note that the Adviser, not the Portfolios, pays all sub-advisory fees.

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Jennison as of December 31, 2009.

Position and Principal Occupation
with Jennison and Principal
Occupation if Different from
Name	Positions(s) with Jennison	Address
Dennis M. Kass	Director, Chairman and Chief Executive Officer, Jennison. Chairman and Manager, Quantitative Management Associates LLC (“QM”). Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc. (“PIM”).	466 Lexington Avenue New York, NY 10017
Spiros Segalas	Director, President and Chief Investment Officer, Jennison.	466 Lexington Avenue New York, NY 10017
Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer, Jennison.	466 Lexington Avenue New York, NY 10017

Position and Principal Occupation
with Jennison and Principal
Occupation if Different from
Name	Positions(s) with Jennison	Address
Kathleen A. McCarragher	Director and Managing Director, Jennison. Vice President, Prudential Trust Company. (“PTC”)	466 Lexington Avenue New York, NY 10017
Debra Hope Wedgeworth	Director, Jennison. Manager, QM.	Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102
Charles F. Lowrey	Director, Jennison. President, Chairman, Director and Chief Executive Officer and Director, PIM. Chairman, Chief Executive Officer, President and Manager, Prudential Asset Management Holding Company LLC. President, PIM Foreign Investments, Inc. Director and President, PIM Investments, Inc. Chairman and Director, PIM Warehouse, Inc. Manager, QM. Chairman and Director, Pramerica (GP) Limited. Director, Pramerica (GP2) Limited.	Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102
Ronald K. Andrews	Director, Jennison. Senior Vice President, Prudential Investments LLC (“PI”). Manager, QM. Senior Vice President, Prudential Annuities Advisory Services, Inc.	Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102
Mirry M. Hwang	Secretary, Senior Vice President and Chief Legal Officer, Jennison. Assistant Secretary, PTC.	466 Lexington Avenue New York, NY 10017
Joseph M. Carrabes	Executive Vice President, Jennison. Vice President, PTC.	466 Lexington Avenue New York, NY 10017
Kenneth Moore	Treasurer and Executive Vice President, Jennison. Vice President, PIM Warehouse, Inc. Director and Executive Vice President, PTC. Manager and Vice President, QM. Vice President, PIM.	466 Lexington Avenue New York, NY 10017
Stuart S. Parker	Executive Vice President, Jennison. Senior Vice President, PI. Vice President, QM.	466 Lexington Avenue New York, NY 10017
Leslie S. Rolison	Executive Vice President, Jennison. Vice President, QM.	466 Lexington Avenue New York, NY 10017

Management Activities.  Jennison acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Comparable Funds for
which Jennison serves as	Assets Managed by Jennison as of
Sub-Adviser	December 31, 2009	Sub-advisory Fee Paid to Jennison
The Prudential Series Fund — Jennison Portfolio	$1,320,160,093	0.75% for first $10 million; 0.50% for next $30 million; 0.35% for next $25 million; 0.25% for next $335 million; 0.22% for next $600 million; 0.20% for above $1 billion.
The Prudential Investment Portfolios, Inc. — Jennison Growth Fund	$1,929,997,267	0.30% for the first $300 million; 0.25% in excess of $300 million.
Transamerica Partners Portfolios — Transamerica Partners Large Growth Portfolio	$465,141,426	0.40% of the first $250 million; 0.35% of the next $250 million; 0.30% of the next $500 million; 0.25% of the next $500 million; and 0.20% in excess of $1.5 billion.
Transamerica Funds — Transamerica Jennison Growth	$786,150,655	0.40% on first $250 million; 0.35% on next $250 million; 0.30% on next $500 million; 0.25% on next $500 million and 0.20% in excess of $1.5 billion.
Metropolitan Series Fund, Inc. — Jennison Growth Portfolio	$1,983,205,308	0.400% of the first $300 million; 0.350% of the next $500 million; 0.250% of the next $1 billion; 0.220% in excess of $1.8 billion.

Evaluation by the Board

The Board approved the Jennison Sub-Advisory Agreements, as amended, following a presentation by the Adviser.

To assist the Board in its consideration of the Jennison Sub-Advisory Agreements, the Board received in advance of the meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Discussed below are some of the material factors considered by the Board.

The Board considered information with respect to Jennison and whether the Jennison Sub-Advisory Agreements were in the best interests of T. Rowe Price Growth VP, Marsico Growth VP and their shareholders.

T. Rowe Price Growth VP

Nature, Quality and Extent of Services Provided.  The Board reviewed the qualifications, backgrounds and responsibilities of the Jennison team that would be responsible for the day-to-day management of T. Rowe Price Growth VP. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to T. Rowe Price Growth VP by Jennison under the Jennison Sub-Advisory. The Board considered that the approval of the proposed Sub-Advisory Agreement was a part of the Reorganization of T. Rowe Price Growth VP into Jennison Growth VP, and considered the related changes in investment objective and principal investment strategies and risks. The Board considered that Jennison is an experienced and respected asset management firm and that Jennison has the capabilities, resources and personnel necessary to provide advisory services to the applicable. The Board considered Jennison’s familiarity with Jennison as Jennison was the sub-adviser to Jennison Growth VP and Transamerica Jennison Growth.

Fees and Costs of Services Provided.  The Board reviewed and considered the sub-advisory fee that would be payable by the Adviser to Jennison in light of the nature, extent and quality of the management services expected to be provided by Jennison. The Board noted that the Adviser, and not T. Rowe Price Growth VP, pays the sub-advisory fees to Jennison.

Economies of Scale and Fall-Out Benefits.  The Board noted that the Reorganization could result in certain economies of scale which could benefit shareholders and that it had recently considered fall-out benefits to TAM and Jennison from their relationships with funds within the fund complex as part of their annual review of fall-out benefits.

Investment Performance.  The Board noted Jennison’s investment management experience, capabilities and resources with respect to Jennison Growth VP, which is subadvised by Jennison and with which T. Rowe Price Growth VP would be merged as part of the Reorganization if Jennison were appointed. The Board noted that TAM believes that the appointment of Jennison could benefit shareholders by offering them the potential for superior performance based on historical comparisons, but was unable to predict what effect approving the Jennison Sub-Advisory Agreement and the Reorganization would actually have on future performance. Based on this information, the Board determined that Jennison is capable of generating a level of investment performance that is appropriate.

Other Considerations.  The Board considered that TAM has advised the Board that the appointment of Jennison and the related Reorganization are not expected to result in any diminution in the nature, quality and extent of services provided to T. Rowe Price Growth VP and its shareholders, including compliance services.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Jennison Sub-Advisory Agreement are reasonable, fair and in the best interests of T. Rowe Price Growth VP and its holders of beneficial interests, and (b) the fees provided in the Jennison Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Jennison Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Jennison Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Marsico Growth VP

Nature, Quality and Extent of Services Provided.  The Board reviewed the qualifications, backgrounds and responsibilities of the Jennison team that would be responsible for the day-to-day management of Marsico Growth VP. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to Marsico Growth VP by Jennison under the Jennison Sub-Advisory. The Board considered that the approval of the proposed Sub-Advisory Agreement was a part of the Reorganization of Marsico Growth VP into Jennison Growth VP, and considered the related changes in investment objective and principal investment strategies and risks. The Board considered that Jennison is an experienced and respected asset management firm and that Jennison has the capabilities, resources and personnel necessary to provide advisory services to the applicable. The Board considered Jennison’s familiarity with Jennison as Jennison was the sub-adviser to Jennison Growth VP and Transamerica Jennison Growth.

Fees and Costs of Services Provided.  The Board reviewed and considered the sub-advisory fee that would be payable by the Adviser to Jennison in light of the nature, extent and quality of the management services expected to be provided by Jennison. The Board noted that the Adviser, and not Marsico Growth VP, pays the sub-advisory fees to Jennison.

Economies of Scale and Fall-Out Benefits.  The Board noted that the Reorganization could result in certain economies of scale which could benefit shareholders and that it had recently considered fall-out benefits to TAM and Jennison from their relationships with funds within the fund complex as part of their annual review of fall-out benefits.

Investment Performance.  The Board noted Jennison’s investment management experience, capabilities and resources with respect to Jennison Growth VP, which is subadvised by Jennison and with which Marsico Growth VP would be merged as part of the Reorganization if Jennison were appointed. The Board noted that TAM believes that the appointment of Jennison could benefit shareholders by offering them the potential for superior performance based on historical comparisons, but was unable to predict what effect approving the Jennison Sub-Advisory Agreement and the Reorganization would actually have on future performance. Based on this information, the Board determined that Jennison is capable of generating a level of investment performance that is appropriate.

Other Considerations.  The Board considered that TAM has advised the Board that the appointment of Jennison and the related Reorganization are not expected to result in any diminution in the nature, quality and extent of services provided to Marsico Growth VP and its shareholders, including compliance services.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Jennison Sub-Advisory Agreement are reasonable, fair and in the best interests of Marsico Growth VP and its holders of beneficial interests, and (b) the fees provided in the Jennison Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Jennison Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Jennison Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

ADDITIONAL INFORMATION

As of February 5, 2010, the Trustees and officers of T. Rowe Price Growth VP, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of T. Rowe Price Growth VP.

As of February 5, 2010, the Trustees and officers of Marsico Growth VP, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of Marsico Growth VP.

As of February 5, 2010, the following persons owned of record or beneficially 5% or more of the outstanding shares of T. Rowe Price Growth VP:

Name of Record Holder	Class	Percentage of Class
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	29.91%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Initial	25.47%
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	12.48%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	9.07%
Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Initial	6.14%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	5.57%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Service	43.47%

Name of Record Holder	Class	Percentage of Class
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Service	13.60%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Service	10.55%
Transamerica Life Insurance Company Transamerica Principium Var Ann 570 Carillon Parkway St Petersburg FL 33716-1294	Service	7.16%
Transamerica Life Insurance Company Suntrust Variable Annuity 570 Carillon Parkway St Petersburg FL 33716-1294	Service	6.46%
Transamerica Life Insurance Company Transamerica Axiom 570 Carillon Parkway St Petersburg FL 33716-1294	Service	6.39%

As of February 5, 2010, the following persons owned of record or beneficially 5% or more of the outstanding shares of Marsico Growth VP:

Name of Record Holder	Class	Percentage of Class
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	45.96%
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	19.84%
Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	14.27%
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Initial	7.47%
Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	Service	19.26%
Western Reserve Life Assurance Co. of Ohio WRL Freedom Premier III 570 Carillon Parkway St Petersburg FL 33716-1294	Service	19.20%

Name of Record Holder	Class	Percentage of Class
Merrill Lynch Life Insurance Company Separate Account C-Consults Annuity 570 Carillon Pkwy St Petersburg FL 33716-1294	Service	16.55%
Transamerica Life Insurance Company Transamerica Landmark ML VA 570 Carillon Parkway St Petersburg FL 33716-1294	Service	8.62%
Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	Service	8.16%
Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	Service	7.81%
Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	Service	7.15%

TST is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolio, or for TST as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory agreement. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by TST in accordance with TST’s By-Laws.

Appendix A

FORM OF
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
JENNISON ASSOCIATES LLC

THIS AMENDMENT is made as of 4:00 p.m. on April 30, 2010 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”), and Jennison Associates LLC (the “Sub-Adviser”) on behalf of Transamerica Jennison Growth VP (the “Portfolio”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Schedule A.  Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, effective as of April 30, 2010.

At the close of business on April 30, 2010, upon the effectiveness of the merger of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP into Transamerica Jennison Growth VP, all references to Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP are hereby deleted.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of April 30, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:

Name:	Christopher A. Staples

Title:	Senior Vice President

Date:

JENNISON ASSOCIATES LLC

By:

Name:

Title:

Date:

Schedule A

Portfolio	Investment Sub-advisory Fee*

Transamerica Jennison Growth VP	0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion**
Transamerica Marsico Growth VP	0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.
Transamerica T. Rowe Price Growth Stock VP	0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

*	As a percentage of average daily net assets on an annual basis.

**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Jennison Growth, a series of Transamerica Funds, also managed by the Sub-Adviser.

Appendix A

[LETTERHEAD]

May 2, 2008

Jennison Associates LLC
Attn: Mirry Hwang
466 Lexington Avenue, 18th Floor
New York, NY 10017

Re:  Notification of Name Change

Dear Ms. Hwang:

This letter serves as notification that, effective January 1, 2008, TRANSAMERICA FUND ADVISORS, INC. was renamed TRANSAMERICA ASSET MANAGEMENT, INC.

Additionally, we have renamed the following mutual funds and each underlying series to reflect the Transamerica brand. Please note the effective date for each mutual fund and its respective underlying series.

Effective March 1, 2008:

Former Name	New Name
Transamerica IDEX Mutual Funds	Transamerica Funds
TA IDEX Jennison Growth	Transamerica Jennison Growth

Effective May 1, 2008

Former Name	New Name
AEGON/Transamerica Series Trust	Transamerica Series Trust
(ATST) Jennison Growth	Transamerica Jennison Growth VP

Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.

If you have any questions, please feel free to call me at 727-299-1803.

Thank you,

/s/  Margaret A. Cullem-Fiore
Margaret A. Cullem-Fiore
Vice President and Senior Counsel
Transamerica Asset Management, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
JENNISON ASSOCIATES LLC

THIS AMENDMENT is made as of January 1, 2007 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Fund Advisors, Inc. (“TFAI”), and Jennison Associates LLC (the “Sub-Adviser”) on behalf of AEGON/Transamerica Series Trust (the “Trust”) and Jennison Growth (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Compensation.  Effective January 1, 2007, the sub-advisory fee rate for Jennison Growth is as follows:

0.40% of the first $250 million of average daily net assets; 0.35% of average daily net assets over $250 million up to $500 million; 0.30% of average daily net assets over $500 million up to $1 billion; 0.25% of average daily net assets over $1 billion up to $1.5 billion; and 0.20% of average daily net assets in excess of $1.5 billion; and for the purpose of calculating the fee, the Fund’s assets will be combined with those of the TA IDEX Jennison Growth portfolio of Transamerica IDEX Mutual Funds.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC

By:	/s/ Glenn E. Brightman
Name:     Glenn E. Brightman

Title:	Senior Vice President

JENNISON ASSOCIATES LLC

By:	/s/ Stuart S. Parker
Name:     Stuart S. Parker

Title:	Executive Vice President

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
JENNISON ASSOCIATES LLC

THIS AMENDMENT is made as of May 1, 2005 to the Sub-Advisory Agreement dated May 1, 2002, as amended, between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) and Jennison Associates LLC, on behalf of Jennison Growth, a separate series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.) (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Redomiciling of the Trust.  On May 1, 2005, AEGON/Transamerica Series Fund, Inc. was reorganized from a Maryland Corporation to a Delaware statutory trust of the series type. Any reference to AEGON/Transamerica Series Fund, Inc. as a Maryland Corporation will now be revised to mean AEGON/Transamerica Series Trust, a Delaware statutory trust, in response to such reorganization.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ Kim Day
Name:     Kim Day

Title:	Senior Vice President & Treasurer

JENNISON ASSOCIATES LLC

By:	/s/ Katherine Madigan
Name:     Katherine Madigan

Title:	Sr. Vice President

SUB-ADVISORY AGREEMENT BETWEEN
AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
JENNISON ASSOCIATES LLC

AGREEMENT made as of the 1st day of May, 2002, by and between Jennison Associates LLC, a Delaware limited liability company (the “Sub-Adviser”), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the “Investment Adviser”).

WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the “Fund”), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Registration Statement”); and

WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Jennison Growth (the “Portfolio”); and

WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Sub-Adviser.  The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. The Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Sub-Adviser receives the express agreement and consent of the Investment Adviser and/or the Fund’s Board of Directors to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser’s and the Fund’s agent and attorney-in-fact.

Copies of the Fund’s Registration Statement, as it relates to the Portfolio (the “Registration Statement”), and the Fund’s Articles of Incorporation and By-Laws (collectively, the “Charter Documents”), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission (“SEC”) and amendments to the Charter Documents. The Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Fund’s Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

The Investment Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Investment Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Sub-Adviser.  The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”) and any written instructions which the Investment Adviser or the Fund’s Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund’s Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Sub-Adviser shall not be responsible for Portfolio accounting. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Investment Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Investment Adviser required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Investment Adviser.

e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund’s Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund’s Board of Directors applicable to the Portfolio (collectively, the “Charter Requirements”), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio’s books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund’s administrator. The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser.

f. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

g. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

3. Compensation of the Sub-Adviser.  In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement.

4. Activities of the Sub-Adviser.  The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Investment Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

5. Use of Names.  The Sub-Adviser hereby consents to the Portfolio being named the Jennison Growth Portfolio. The Investment Adviser shall not use the name or mark “Jennison” or disclose information related to the business of the Sub-Adviser or any of their affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund’s name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Jennison” or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Investment Adviser shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark “Jennison.”

6. Liability.  Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys’ fees and costs) (collectively referred to in this Agreement as “Losses”), except for Losses resulting from the Sub-Adviser’s gross negligence, bad faith, or willful misconduct or reckless disregard of their obligations and duties under this Agreement. The Investment Adviser shall hold harmless and indemnify the Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Sub-Adviser’s gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this Section 6 shall survive termination of this Agreement.

7. Limitation of Fund’s Liability.  The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

8. Renewal, Termination and Amendment.  This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund’s Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund’s Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order — Release No. 23379 — under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days’ prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Manager, subject to approval by the Fund’s Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship.  Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio in connection with providing composite information of clients of the Sub-Adviser.

10. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Custodian.  The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

12. Information.  The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to the Investment Adviser’s execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

13. Miscellaneous.  This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Gayle A. Morden	By:	/s/ John K. Carter

Name:	Gayle A. Morden	Name:	John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		JENNISON ASSOCIATES LLC

By:	/s/ Mirry Hwang	By:	/s/ Karen E. Kohler

Name:	Mirry Hwang	Name:	Karen E. Kohler
Title:	Vice President - Legal	Title:	Executive Vice President

SUB-ADVISORY AGREEMENT
SCHEDULE A

Portfolio	Sub-Adviser Compensation	Termination Date
Jennison Growth	0.50% of the first $300 million of the Portfolio’s average daily net assets; 0.45% of average daily net assets over $300 million	April 30, 2004

PART B
TRANSAMERICA SERIES TRUST
on behalf of its Series:
TRANSAMERICA TEMPLETON GLOBAL VP
TRANSAMERICA BALANCED VP
TRANSAMERICA BLACKROCK LARGE CAP VALUE VP
TRANSAMERICA JENNISON GROWTH VP
(each, a “Destination Portfolio” and together, the “Destination Portfolios”)
570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-800-851-9777
STATEMENT OF ADDITIONAL INFORMATION
March 1, 2010
     This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement/Proxy Statement and Prospectus dated March 1, 2010 (the “Information Statement/Proxy Statement/Prospectus”), which relates to the Initial Class and Service Class shares of each Destination Portfolio to be issued in exchange for shares of the corresponding series of Transamerica Series Trust as shown below (each, a “Target Portfolio” and together, the “Target Portfolios”). Please retain this SAI for further reference.
     To obtain a copy of the Information Statement/Proxy Statement/Prospectus, free of charge, please write to the Destination Portfolios at the address set forth above or call the Destination Portfolios at the number set forth above.
     The Reorganizations are grouped and described together for convenience. The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Group	Target Portfolio & Shares	Destination Portfolio & Shares
Group 1	Transamerica Science & Technology VP	Transamerica Diversified Equity VP*
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica Munder Net50 VP	Transamerica Diversified Equity VP*
	Initial Class	Initial Class
	Service Class	Service Class

Group 2	Transamerica Value Balanced VP	Transamerica Balanced VP
	Initial Class	Initial Class
	Service Class	Service Class

Group 3	Transamerica American Century Large Company Value VP	Transamerica BlackRock Large Cap Value VP
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica T. Rowe Price Equity Income VP	Transamerica BlackRock Large Cap Value VP
	Initial Class	Initial Class
	Service Class	Service Class

Group 4	Transamerica Marsico Growth VP	Transamerica Jennison Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica T. Rowe Price Growth Stock VP	Transamerica Jennison Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

*	As of the date of this SAI, the Portfolio’s name is Transamerica Templeton Global VP. The Portfolio’s name, investment objective and principal investment strategies and policies, and sub-adviser will change on or about May 1, 2010. The Portfolio will be renamed Transamerica Diversified Equity VP.

INTRODUCTION	S-1
DOCUMENTS INCORPORATED BY REFERENCE	S-1
PRO FORMA FINANCIAL STATEMENTS	S-1

INTRODUCTION
     This SAI is intended to supplement the Information Statement/Proxy Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Portfolio to, and the assumption of the liabilities of each Target Portfolio by, the corresponding Destination Portfolio in exchange for shares of the Destination Portfolio as shown in the table above. Please retain this SAI for further reference.
DOCUMENTS INCORPORATED BY REFERENCE
     This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.
     1. The Portfolios’ Statement of Additional Information dated November 19, 2009, as supplemented (File Nos. 811-04419 and 033-00507), as filed with the SEC on November 24, 2009 (Accession No. 0000950123-09-065716) is incorporated herein by reference.
     2. The Portfolios’ Annual Report for the fiscal year ended December 31, 2009 (File No. 811-04419), as filed with the SEC on March 1, 2010 (Accession No. 0001104659-10-010647) is incorporated herein by reference.
PRO FORMA FINANCIAL STATEMENTS
     Shown below are the financial statements for each Target Portfolio and Destination Portfolio shown in the table above.
     The pro forma financial statements are unaudited.

Reorganization of Transamerica Science & Technology VP and Transamerica Munder NET50 VP into Transamerica Diversified Equity VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)
(unaudited)

				Transamerica Science & Technology VP		Transamerica Munder Net50 VP		Transamerica Diversified Equity VP			Pro Forma Transamerica Diversified Equity VP
				Shares	Value	Shares	Value	Shares	Value		Shares	Value

COMMON STOCK (97.7%)
Aerospace & Defense
BAE Systems PLC		*		—	$—	—	$—	441,990		$2,558	441,990	$2,558
Empresa Brasileira de Aeronautica SA - ADR		*	‡	—	—	—	—	94,840		2,097	94,840	2,097
Hexcel Corp.			‡	190,500	2,473	—	—	—		—	190,500	2,473
Rolls-Royce Group PLC		*	‡	—	—	—	—	317,895		2,476	317,895	2,476
Air Freight & Logistics
Deutsche Post AG		*		—	—	—	—	164,460		3,178	164,460	3,178
Expeditors International of Washington, Inc.				—	—	—	—	143,130		4,971	143,130	4,971
Airlines
Qantas Airways, Ltd.		*		—	—	—	—	65,411		175	65,411	175
Auto Components
BorgWarner, Inc.				—	—	—	—	153,620		5,103	153,620	5,103
Cie Generale des Etablissements Michelin - Class B		*		—	—	—	—	36,154		2,769	36,154	2,769
Johnson Controls, Inc.				—	—	—	—	324,600		8,842	324,600	8,842
Automobiles
Bayerische Motoren Werke AG		*		—	—	—	—	61,920		2,819	61,920	2,819
Toyota Motor Corp.		*		—	—	—	—	58,200		2,454	58,200	2,454
Biotechnology
Alexion Pharmaceuticals, Inc.			‡	65,700	3,207	—	—	—		—	65,700	3,207
Gilead Sciences, Inc.			‡	29,905	1,294	—	—	—		—	29,905	1,294
Human Genome Sciences, Inc.			‡	203,000	6,212	—	—	—		—	203,000	6,212
Capital Markets
Charles Schwab Corp.				—	—	—	—	315,725		5,942	315,725	5,942
Nomura Holdings, Inc.		*		—	—	—	—	31,400		234	31,400	234
T. Rowe Price Group, Inc.				—	—	—	—	126,400		6,731	126,400	6,731
TD Ameritrade Holding Corp.			‡	—	—	75,000	1,454	—		—	75,000	1,454
UBS AG		*	‡	—	—	—	—	67,988		1,059	67,988	1,059
Chemicals
Akzo Nobel NV		*		—	—	—	—	34,990		2,320	34,990	2,320
Ecolab, Inc.				—	—	—	—	127,000		5,662	127,000	5,662
Monsanto Co.				—	—	—	—	46,475		3,799	46,475	3,799
Praxair, Inc.				—	—	—	—	60,480		4,857	60,480	4,857
Sigma-Aldrich Corp.				—	—	—	—	96,495		4,876	96,495	4,876
Commercial Banks
Banco Santander SA		*		—	—	—	—	101,357		1,675	101,357	1,675
DBS Group Holdings, Ltd.		*		—	—	—	—	422,000		4,588	422,000	4,588
HSBC Holdings PLC		*		—	—	—	—	255,109		2,910	255,109	2,910
KB Financial Group, Inc. - ADR		*	‡	—	—	—	—	47,153		2,398	47,153	2,398
National Australia Bank, Ltd.		*		—	—	—	—	130,420		3,183	130,420	3,183
Nordea Bank AB		*		—	—	—	—	255,150		2,591	255,150	2,591
UniCredit SpA		*	‡	—	—	—	—	423,341		1,416	423,341	1,416
Wells Fargo & Co.				—	—	—	—	306,560		8,274	306,560	8,274
Commercial Services & Supplies
Brambles, Ltd.		*		—	—	—	—	215,974		1,310	215,974	1,310
Group 4 Securicor PLC		*		—	—	—	—	483,060		2,025	483,060	2,025
Communications Equipment
Brocade Communications Systems, Inc.			‡	200,000	1,526	—	—	—		—	200,000	1,526
Cisco Systems, Inc.			‡	44,420	1,063	145,000	3,471	295,870		7,083	485,290	11,617
F5 Networks, Inc.			‡	80,445	4,262	—	—	—		—	80,445	4,262
Juniper Networks, Inc.			‡	66,130	1,764	31,100	829	—		—	97,230	2,593
Palm, Inc.	^		‡	323,555	3,248	—	—	64,335		646	387,890	3,894
Polycom, Inc.			‡	166,000	4,145	—	—	—		—	166,000	4,145
QUALCOMM, Inc.				49,845	2,306	45,300	2,096	90,655		4,194	185,800	8,596
Telefonaktiebolaget LM Ericsson		*		—	—	—	—	254,940		2,347	254,940	2,347
Computers & Peripherals
Apple, Inc.			‡	23,095	4,870	19,950	4,207	60,475		12,752	103,520	21,829
EMC Corp.			‡	125,355	2,190	63,000	1,101	—		—	188,355	3,291
Hewlett-Packard Co.				—	—	39,000	2,009	—		—	39,000	2,009
International Business Machines Corp.				—	—	11,900	1,558	54,365		7,116	66,265	8,674
NetApp, Inc.			‡	—	—	25,300	870	—		—	25,300	870
Construction & Engineering
Jacobs Engineering Group, Inc.			‡	—	—	—	—	107,850		4,056	107,850	4,056
Construction Materials
CRH PLC		*		—	—	—	—	106,978		2,924	106,978	2,924
Containers & Packaging
Rexam PLC		*		—	—	—	—	556,890		2,603	556,890	2,603
Diversified Consumer Services
Apollo Group, Inc. - Class A			‡	—	—	11,000	666	—		—	11,000	666
Capella Education Co.			‡	16,285	1,226	—	—	—		—	16,285	1,226
Diversified Financial Services
ING Groep NV — ADR		*	‡	—	—	—	—	41,841		410	41,841	410
ING Groep NV — CVA		*	‡	—	—	—	—	246,794		2,377	246,794	2,377
Diversified Telecommunication Services
AT&T, Inc.				81,630	2,288	—	—	—		—	81,630	2,288
China Telecom Corp., Ltd.		*		—	—	—	—	2,602,000		1,076	2,602,000	1,076
France Telecom SA		*		—	—	—	—	182,350		4,557	182,350	4,557
Koninklijke KPN NV		*		—	—	—	—	49,700		845	49,700	845
Singapore Telecommunications, Ltd.		*		—	—	—	—	1,477,000		3,253	1,477,000	3,253
Telefonica SA		*		—	—	—	—	222,051		6,215	222,051	6,215
Telekom Austria AG		*		—	—	—	—	173,081		2,471	173,081	2,471
Telenor ASA		*	‡	—	—	—	—	368,360		5,146	368,360	5,146
Verizon Communications, Inc.				65,145	2,158	—	—	—		—	65,145	2,158

				Transamerica Science & Technology VP		Transamerica Munder Net50 VP		Transamerica Diversified Equity VP		Pro Forma Transamerica Diversified Equity VP
				Shares	Value	Shares	Value	Shares	Value	Shares	Value

Electric Utilities
E. ON AG - ADR		*		—	—	—	—	97,160	4,056	97,160	4,056
Iberdrola SA	^	*		—	—	—	—	257,413	2,467	257,413	2,467
Electrical Equipment
Emerson Electric Co.				—	—	—	—	148,815	6,340	148,815	6,340
Vestas Wind Systems A/S		*	‡	—	—	—	—	16,030	976	16,030	976
Electronic Equipment & Instruments
DTS, Inc.			‡	105,000	3,592	—	—	—	—	105,000	3,592
Flextronics International, Ltd.		*	‡	—	—	—	—	241,220	1,763	241,220	1,763
Fujifilm Holdings Corp.		*		—	—	—	—	45,000	1,359	45,000	1,359
Mabuchi Motor Co., Ltd.	^	*		—	—	—	—	25,800	1,279	25,800	1,279
Energy Equipment & Services
Schlumberger, Ltd.		*		—	—	—	—	46,480	3,025	46,480	3,025
Food & Staples Retailing
Tesco PLC		*		—	—	—	—	499,170	3,444	499,170	3,444
Wal-Mart Stores, Inc.				—	—	—	—	73,565	3,932	73,565	3,932
Food Products
Cadbury PLC		*		—	—	—	—	94,640	1,217	94,640	1,217
Nestle SA — ADR		*		—	—	—	—	94,400	4,564	94,400	4,564
Nestle SA		*		—	—	—	—	23,418	1,137	23,418	1,137
Unilever NV		*		—	—	—	—	33,700	1,097	33,700	1,097
Unilever PLC		*		—	—	—	—	135,004	4,328	135,004	4,328
Health Care Equipment & Supplies
Intuitive Surgical, Inc.			‡	9,200	2,791	—	—	13,455	4,081	22,655	6,872
NuVasive, Inc.	^		‡	57,345	1,834	—	—	—	—	57,345	1,834
Health Care Providers & Services
Celesio AG		*		—	—	—	—	75,620	1,915	75,620	1,915
Rhoen Klinikum AG		*		—	—	—	—	65,063	1,583	65,063	1,583
Health Care Technology
Athenahealth, Inc.			‡	—	—	13,000	588	—	—	13,000	588
Hotels, Restaurants & Leisure
Accor SA		*		—	—	—	—	30,180	1,652	30,180	1,652
Autogrill SpA	^	*	‡	—	—	—	—	128,842	1,624	128,842	1,624
Compass Group PLC		*		—	—	—	—	167,350	1,198	167,350	1,198
Ctrip.com International, Ltd. - ADR		*	‡	—	—	21,750	1,563	—	—	21,750	1,563
Yum! Brands, Inc.				—	—	—	—	112,470	3,933	112,470	3,933
Household Durables
Sony Corp. - ADR		*		—	—	—	—	41,270	1,197	41,270	1,197
Industrial Conglomerates
Hutchison Whampoa, Ltd.		*		—	—	—	—	233,000	1,596	233,000	1,596
Koninklijke Philips Electronics NV		*		—	—	—	—	112,710	3,332	112,710	3,332
Siemens AG		*		—	—	—	—	38,420	3,526	38,420	3,526
Insurance
ACE, Ltd.		*	‡	—	—	—	—	76,590	3,860	76,590	3,860
Aviva PLC		*		—	—	—	—	362,160	2,304	362,160	2,304
AXA SA		*		—	—	—	—	158,707	3,726	158,707	3,726
eHealth, Inc.			‡	—	—	35,900	590	—	—	35,900	590
Muenchener Rueckversicherungs AG		*		—	—	—	—	23,320	3,632	23,320	3,632
Swiss Reinsurance Co., Ltd.		*		—	—	—	—	45,010	2,156	45,010	2,156
Internet & Catalog Retail
Amazon.com, Inc.			‡	42,740	5,749	32,600	4,385	88,745	11,938	164,085	22,072
Blue Nile, Inc.			‡	—	—	13,500	855	—	—	13,500	855
Expedia, Inc.			‡	—	—	50,369	1,295	—	—	50,369	1,295
NetFlix, Inc.	^		‡	—	—	18,900	1,042	—	—	18,900	1,042
PetMed Express, Inc.	^			—	—	60,839	1,073	—	—	60,839	1,073
priceline.com, Inc.			‡	16,580	3,623	12,200	2,666	16,760	3,662	45,540	9,951
Shutterfly, Inc.			‡	—	—	45,000	801	—	—	45,000	801
Internet Software & Services
Akamai Technologies, Inc.			‡	—	—	59,300	1,502	—	—	59,300	1,502
Baidu, Inc. - ADR		*	‡	—	—	8,500	3,495	—	—	8,500	3,495
Digital River, Inc.			‡	—	—	29,600	799	—	—	29,600	799
EarthLink, Inc.				—	—	85,000	706	—	—	85,000	706
eBay, Inc.			‡	—	—	126,400	2,975	—	—	126,400	2,975
Equinix, Inc.			‡	44,120	4,683	—	—	—	—	44,120	4,683
Google, Inc. - Class A			‡	5,725	3,549	7,400	4,588	19,300	11,966	32,425	20,103
GSI Commerce, Inc.			‡	—	—	35,500	901	—	—	35,500	901
LoopNet, Inc.			‡	—	—	70,000	696	—	—	70,000	696
Mercadolibre, Inc.			‡	—	—	9,500	493	—	—	9,500	493
Move, Inc.			‡	—	—	1,491,583	2,476	—	—	1,491,583	2,476
Netease.com - ADR		*	‡	—	—	53,300	2,005	—	—	53,300	2,005
SINA Corp.		*	‡	—	—	40,350	1,823	—	—	40,350	1,823
Sohu.com, Inc.			‡	—	—	29,850	1,710	—	—	29,850	1,710
Techtarget, Inc.			‡	—	—	150,179	846	—	—	150,179	846
Tencent Holdings, Ltd.		*		—	—	32,000	693	—	—	32,000	693
TheStreet.com, Inc.				—	—	386,600	928	—	—	386,600	928
United Online, Inc.				—	—	100,000	719	—	—	100,000	719
VeriSign, Inc.			‡	—	—	78,200	1,896	—	—	78,200	1,896
VistaPrint NV		*	‡	—	—	12,000	680	—	—	12,000	680
Vocus, Inc.			‡	109,365	1,969	—	—	—	—	109,365	1,969
WebMD Health Corp.	^		‡	—	—	29,200	1,124	—	—	29,200	1,124
Yahoo!, Inc.			‡	—	—	305,500	5,126	—	—	305,500	5,126

				Transamerica Science & Technology VP		Transamerica Munder Net50 VP		Transamerica Diversified Equity VP		Pro Forma Transamerica Diversified Equity VP
				Shares	Value	Shares	Value	Shares	Value	Shares	Value

IT Services
Automatic Data Processing, Inc.				—	—	—	—	116,265	4,978	116,265	4,978
NeuStar, Inc. — Class A			‡	—	—	34,000	783	—	—	34,000	783
Visa, Inc. — Class A				—	—	12,000	1,050	—	—	12,000	1,050
Life Sciences Tools & Services
Lonza Group AG		*		—	—	—	—	29,030	2,045	29,030	2,045
Machinery
Caterpillar, Inc.				—	—	—	—	72,360	4,124	72,360	4,124
PACCAR, Inc.				—	—	—	—	149,300	5,415	149,300	5,415
Media
British Sky Broadcasting Group PLC		*		—	—	—	—	310,670	2,806	310,670	2,806
Pearson PLC		*		—	—	—	—	120,640	1,730	120,640	1,730
Reed Elsevier NV		*		—	—	—	—	155,239	1,905	155,239	1,905
Vivendi SA		*		—	—	—	—	86,520	2,568	86,520	2,568
Walt Disney Co.				—	—	—	—	160,000	5,160	160,000	5,160
Metals & Mining
Nucor Corp.				—	—	—	—	3,800	177	3,800	177
Vale SA — Class B — ADR		*		—	—	—	—	59,760	1,735	59,760	1,735
Multi-Utilities
GDF Suez		*		—	—	—	—	57,596	2,495	57,596	2,495
Office Electronics
Konica Minolta Holdings, Inc.		*		—	—	—	—	217,500	2,241	217,500	2,241
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.				—	—	—	—	73,210	4,570	73,210	4,570
BG Group PLC		*		—	—	—	—	19,300	348	19,300	348
BP PLC — ADR		*		—	—	—	—	70,680	4,097	70,680	4,097
BP PLC		*		—	—	—	—	23,187	224	23,187	224
ENI SpA — ADR		*		—	—	—	—	50,085	2,535	50,085	2,535
EOG Resources, Inc.				—	—	—	—	62,140	6,046	62,140	6,046
Oil Search, Ltd.		*		—	—	—	—	721	4	721	4
Petroleo Brasileiro SA — Class A — ADR		*		—	—	—	—	52,330	2,218	52,330	2,218
Royal Dutch Shell PLC — Class B		*		—	—	—	—	35,572	1,036	35,572	1,036
Royal Dutch Shell PLC — Class A		*		—	—	—	—	87,912	2,649	87,912	2,649
Sasol, Ltd. — ADR		*		—	—	—	—	65,730	2,625	65,730	2,625
Statoil ASA		*		—	—	—	—	79,690	1,987	79,690	1,987
TOTAL SA		*		—	—	—	—	78,828	5,063	78,828	5,063
Pharmaceuticals
GlaxoSmithKline PLC		*		—	—	—	—	171,657	3,640	171,657	3,640
Merck KGaA		*		—	—	—	—	30,590	2,868	30,590	2,868
Novartis AG — ADR		*		—	—	—	—	64,670	3,520	64,670	3,520
Novartis AG		*		—	—	—	—	5,669	310	5,669	310
Roche Holding AG — ADR		*		—	—	—	—	94,685	3,996	94,685	3,996
Roche Holding AG		*		—	—	—	—	28,694	4,907	28,694	4,907
Sanofi-Aventis SA		*		—	—	—	—	62,345	4,903	62,345	4,903
Takeda Pharmaceutical Co., Ltd.		*		—	—	—	—	32,500	1,339	32,500	1,339
Teva Pharmaceutical Industries, Ltd. — ADR		*		—	—	—	—	84,825	4,765	84,825	4,765
Professional Services
51Job, Inc. — ADR		*	‡	—	—	70,000	1,240	—	—	70,000	1,240
Adecco SA		*		—	—	—	—	35,920	1,982	35,920	1,982
Hays PLC		*		—	—	—	—	933,589	1,561	933,589	1,561
Monster Worldwide, Inc.			‡	—	—	188,900	3,287	—	—	188,900	3,287
Randstad Holding NV		*	‡	—	—	—	—	28,860	1,436	28,860	1,436
Real Estate Management & Development
Cheung Kong Holdings, Ltd.		*		—	—	—	—	189,000	2,438	189,000	2,438
ZipRealty, Inc.			‡	—	—	27,700	104	—	—	27,700	104
Road & Rail
Union Pacific Corp.				—	—	—	—	65,580	4,191	65,580	4,191
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.				—	—	43,000	599	—	—	43,000	599
Broadcom Corp.			‡	69,000	2,170	—	—	—	—	69,000	2,170
Intel Corp.				148,000	3,019	67,800	1,383	—	—	215,800	4,402
Samsung Electronics Co., Ltd.		*		—	—	—	—	377	259	377	259
Samsung Electronics Co., Ltd. -144A — GDR		*		—	—	—	—	13,150	4,603	13,150	4,603
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR		*		—	—	—	—	246,158	2,816	246,158	2,816
Software
Activision Blizzard, Inc.			‡	336,000	3,733	—	—	186,110	2,068	522,110	5,801
Adobe Systems, Inc.			‡	—	—	30,000	1,103	—	—	30,000	1,103
BMC Software, Inc.			‡	—	—	33,700	1,351	—	—	33,700	1,351
Check Point Software Technologies		*	‡	—	—	101,200	3,429	79,545	2,695	180,745	6,124
Citrix Systems, Inc.			‡	53,000	2,205	—	—	—	—	53,000	2,205
Concur Technologies, Inc.			‡	68,700	2,937	—	—	—	—	68,700	2,937
Informatica Corp.			‡	92,685	2,397	—	—	—	—	92,685	2,397
Microsoft Corp.				101,300	3,089	138,350	4,218	208,710	6,364	448,360	13,671
Nintendo Co., Ltd.		*		—	—	—	—	9,300	2,221	9,300	2,221
Nuance Communications, Inc.			‡	211,325	3,284	—	—	—	—	211,325	3,284
Oracle Corp.				—	—	84,000	2,061	—	—	84,000	2,061
Red Hat, Inc.			‡	—	—	20,400	630	—	—	20,400	630
Rovi Corp.			‡	100,300	3,197	—	—	—	—	100,300	3,197
Salesforce.com, Inc.			‡	79,260	5,847	8,900	657	—	—	88,160	6,504
SAP AG		*		—	—	—	—	65,490	3,122	65,490	3,122
Shanda Interactive Entertainment, Ltd. — ADR	^	*	‡	—	—	20,500	1,079	—	—	20,500	1,079
Symantec Corp.			‡	—	—	65,000	1,163	—	—	65,000	1,163
Synopsys, Inc.			‡	—	—	82,300	1,833	—	—	82,300	1,833
Specialty Retail
Inditex SA		*		—	—	—	—	6,214	388	6,214	388
Kingfisher PLC		*		—	—	—	—	412,150	1,516	412,150	1,516
Kingfisher PLC — ADR		*		—	—	—	—	143,800	1,049	143,800	1,049
USS Co., Ltd.		*		—	—	—	—	28,810	1,758	28,810	1,758
Trading Companies & Distributors
Wolseley PLC		*	‡	—	—	—	—	55,258	1,105	55,258	1,105

			Transamerica Science & Technology VP		Transamerica Munder Net50 VP		Transamerica Diversified Equity VP		Pro Forma Transamerica Diversified Equity VP
			Shares	Value	Shares	Value	Shares	Value	Shares	Value

Wireless Telecommunication Services
American Tower Corp. — Class A		‡	46,885	2,026	—	—	—	—	46,885	2,026
NII Holdings, Inc.		‡	88,145	2,960	—	—	—	—	88,145	2,960
SBA Communications Corp. — Class A		‡	56,460	1,929	—	—	—	—	56,460	1,929
Sprint Nextel Corp.		‡	719,885	2,635	—	—	—	—	719,885	2,635
Turkcell Iletisim Hizmet As — ADR	*		—	—	—	—	183,540	3,210	183,540	3,210
Vodafone Group PLC	*		—	—	—	—	1,953,183	4,523	1,953,183	4,523

				113,450		95,270		433,562		642,282

			Total Cost ($86,679)		Total Cost ($79,536)		Total Cost ($381,696)		Total Cost ($547,911)
SECURITIES LENDING COLLATERAL (1.9%)
State Street Navigator Securities
Lending Trust — Prime Portfolio, 0.24%			4,155,590	4,156	3,282,566	3,283	4,902,651	4,903	12,340,807	12,342

				4,156		3,283		4,903		12,342

			Total Cost ($4,156)		Total Cost ($3,283)		Total Cost ($4,903)		Total Cost ($12,342)

			Principal	Value	Principal	Value	Principal	Value	Principal	Value

REPURCHASE AGREEMENT (2.4%)
State Street Repurchase Agreement 0.01%, dated 12/31/09, to be repurchased at $15,543 on 01/04/2010. Collateralized by U.S. Governement Obligations, 3.75% to 4.00%, due 12/15/2017 to 05/15/2039, and with market values of $15,860			$2,931	2,931	$1,590	1,590	$11,022	11,022	$15,543	15,543

				2,931		1,590		11,022		15,543

			Total Cost ($2,931)		Total Cost ($1,590)		Total Cost ($11,022)		Total Cost ($15,543)

Total Investment Securities Cost				93,766		84,409		397,621		575,796

Total Investment Securities Value				120,537		100,143		449,487		670,167

Other Assets and Liabilities, net				(4,169)		(3,838)		(4,625)		(12,632)

Net Assets				$116,368		$96,305		$444,862		$657,535

*	Non-conforming security. Non-conforming securities will be disposed of no later than the consummation date of the reorganization, as determined to be in the best interest of the Portfolio and the Portfolio’s investment objectives.

^	All or a portion of this security is on loan. The value of all securities on loan is $12,341.

‡	Non-income producing security.

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $4,603, or 0.70%, of the Portfolio’s net assets.

Reorganization of Transamerica Science & Technology VP and Transamerica Munder Net50 VP into Transamerica Diversified Equity VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica		Transamerica				Combined Pro Forma Transamerica
	Science &	Transamerica	Diversified Equity				Diversified Equity
	Technology VP	Munder Net50 VP	VP	Adjustments			VP
Assets:
Investment securities, at value	$117,606	$98,553	$438,465	$			$654,624
Repurchase agreement, at value	2,931	1,590	11,022				15,543
Foreign Currency, at value	29	—	88				117
Receivables:
Investment securities sold	—	—	83				83
Shares sold	91	39	33				163
Securities lending income (net)	4	4	8				16
Dividends	—	4	501				505
Dividend reclaims	—	—	400				400

	120,661	100,190	450,600		—		671,451

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	—	394	—				394
Shares redeemed	33	69	390				492
Management and advisory fees	75	73	283				431
Distribution and service fees	1	1	5				7
Administration fees	2	1	8				11
Printing and shareholder reports fees	7	4	83				94
Audit & Tax Fees	8	8	9				25
Other	5	5	35		75	(g)	45
Collateral for securities on loan	4,156	3,283	4,903				12,342

	4,287	3,838	5,716		75		13,916

Net assets	$116,374	$96,352	$444,884		$(75)		$657,535

Net assets consist of:
Capital stock ($.01 par value)	$285	$112	$254		$(275	) (a)	$376
Additional paid-in capital	110,275	94,246	739,627		(34,425	) (a)	909,723
Undistributed net investment income			5,119		(75	) (g)	5,044
Accumulated net realized loss from investment securities and foreign currency transactions	(20,960)	(13,740)	(351,992)		34,700	(a)	(351,992)
Net unrealized appreciation on:
Investment securities	26,771	15,734	51,866				94,371
Translation of assets and liabilities denominated in foreign currencies	3	—	10				13

Net assets	$116,374	$96,352	$444,884		$(75)		$657,535

Net assets by class:
Initial Class	108,836	93,069	422,067		(72	) (g)	623,900
Service Class	7,538	3,283	22,817		(3	) (g)	33,635
Shares outstanding:
Initial Class	26,650	10,766	24,135		(25,873	) (b)	35,678
Service Class	1,876	385	1,314		(1,637	) (b)	1,938
Net asset value and offering price per share:
Initial Class	4.08	8.64	17.49		(12.72	) (c)(g)	17.49
Service Class	4.02	8.54	17.36		(12.56	) (c)(g)	17.36

Investment Securities, at cost	$90,835	$82,819	$386,599				$560,253
Repurchase agreement, at cost	2,931	1,590	11,022				15,543
Foreign currency, at cost	27	—	88				115
Securities loaned, at value	4,063	3,200	4,678				11,941

(a) - (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Science & Technology VP and Transamerica Munder Net50 VP into Transamerica Diversified Equity VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Assuming only the Transamerica Science &			Assuming only the Transamerica Munder Net50
	Technology VP Reorganization			VP Reorganization
			Combined Pro Forma Transamerica Diversified				Combined Pro Forma Transamerica Diversified
	Adjustments		Equity VP	Adjustments			Equity VP
Assets:
Investment securities, at value			$556,071	$			$537,018
Repurchase agreement, at value			13,953				12,612
Foreign Currency, at value			117				88
Receivables:
Investment securities sold			83				83
Shares sold			124				72
Securities lending income (net)			12				12
Dividends			501				505
Dividend reclaims			400				400

	—		571,261		—		550,790

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased			—				394
Shares redeemed			423				459
Management and advisory fees			358				356
Distribution and service fees			6				6
Administration fees			10				9
Printing and shareholder reports fees			90				87
Audit and Tax Fees			17				17
Other	28	(g)	68		69	(g)	109
Collateral for securities on loan			9,059				8,186

	28		10,031		69		9,623

Net assets	$(28)		$561,230		$(69)		$541,167

Net assets consist of:
Capital stock ($.01 par value)	$(218	) (a)	$321		$(56	) (a)	$310
Additional paid-in capital	(20,742	) (a)	829,160		(13,684	) (a)	820,189
Undistributed net investment income	(28	) (g)	5,091		(69	) (g)	5,050
Accumulated net realized loss from investment securities and foreign currency transactions	20,960	(a)	(351,992)		13,740	(a)	(351,992)
Net unrealized appreciation on:							—
Investment securities			78,637				67,600
Translation of assets and liabilities denominated in foreign currencies			13				10

Net assets	$(28)		$561,230		$(69)		$541,167

Net assets by class:
Initial Class	(27	) (g)	530,876		(66	) (g)	515,070
Service Class	(1	) (g)	30,354		(3	) (g)	26,097
Shares outstanding:
Initial Class	(20,427	) (b)	30,358		(5,445	) (b)	29,456
Service Class	(1,442	) (b)	1,748		(196	) (b)	1,503
Net asset value and offering price per share:
Initial Class	(4.08	) (c)(g)	17.49		(8.64	) (c)(g)	17.49
Service Class	(4.02	) (c)(g)	17.36		(8.54	) (c)(g)	17.36

Investment Securities, at cost			$477,434				$469,418
Repurchase agreement, at cost			13,953				12,612
Foreign currency, at cost			115				88
Securities loaned, at value			8,741				7,878

(a) - (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Science & Technology VP and Transamerica Munder Net50 VP into Transamerica Diversified Equity VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

	Transamerica	Transamerica	Transamerica				Combined Pro Forma Transamerica
	Science &	Munder Net50	Diversified Equity				Diversified
	Technology VP	VP	VP	Adjustments			Equity VP
Investment income:

Dividend income	$404	$232	$9,330	$			$9,966
Withholding taxes on foreign dividends	—	—	(624)				(624)
Securities lending income (net)	21	30	85				136

	425	262	8,791		—		9,478

Expenses:
Management and advisory fees	690	689	2,749		(258	) (d)	3,870
Printing and shareholder reports	16	10	279		(94	) (h)	211
Custody fees	11	16	88		(71	) (e)	44
Administration fees	18	15	73				106
Legal fees	5	4	88		(51	) (h)	46
Audit and tax fees	17	17	32		(26	) (f)	40
Trustees fees	3	3	14				20
Transfer agent fees	2	2	7				11
Distribution & Service fees:
Service Class	10	5	39				54
Other	2	2	13				17

Total expenses	774	763	3,382		(500)		4,419

Net investment income (loss)	(349)	(501)	5,409		500		5,059

Net realized gain (loss) from:
Investment securities	(15,904)	(1,900)	(57,659)		—		(75,463)
Foreign currency transactions	—	—	(7)				(7)

	(15,904)	(1,900)	(57,666)		—		(73,570)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	57,727	43,133	154,130		—		254,990
Translation of assets and liabilities denominated in foreign currencies	1	—	19				20

	57,728	43,133	154,149		—		255,010

Net realized and unrealized loss	41,824	41,233	96,483		—		179,540

Net increase in net assets resulting from operations	$41,475	$40,732	$101,892		$500		$184,599

(a) - (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Science & Technology VP and Transamerica Munder Net50 VP into Transamerica Diversified Equity VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

	Assuming only the Transamerica Science				Assuming only the Transamerica Munder
	& Technology VP Reorganization				Net50 VP Reorganization
				Combined Pro Forma Transamerica				Combined Pro Forma Transamerica
				Diversified				Diversified
	Adjustments			Equity VP	Adjustments			Equity VP
Investment income:

Dividend income	$			$9,734	$			$9,562
Withholding taxes on foreign dividends				(624)				(624)
Securities lending income (net)				106				115

		—		9,216		—		9,053

Expenses:
Management and advisory fees		(119	) (d)	3,320		(205	) (d)	3,233
Printing and shareholder reports		(94	) (h)	201		(94	) (h)	195
Custody fees		(60	) (e)	39		(66	) (e)	38
Administration fees				91				88
Legal fees		(51	) (h)	42		(51	) (h)	41
Audit and tax fees		(13	) (f)	36		(13	) (f)	36
Trustees fees				17				17
Transfer agent fees				9				9
Distribution & Service fees:
Service Class				49				44
Other				15				15

Total expenses		(337)		3,819		(429)		3,716

Net investment income		337		5,397		429		5,337

Net realized gain (loss) from:
Investment securities		—		(73,563)		—		(59,559)
Foreign currency transactions				(7)				(7)

		—		(73,570)		—		(59,566)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities		—		211,857		—		197,263
Translation of assets and liabilities denominated in foreign currencies				20				19

		—		211,877		—		197,282

Net realized and unrealized loss		—		138,307		—		137,716

Net decrease in net assets resulting from operations		$337		$143,704		$429		$143,053

(a) - (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Value Balanced VP into Transamerica Balanced VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)
(unaudited)

			Transamerica Value Balanced VP		Transamerica Balanced VP		Pro Forma Transamerica Balanced VP
			Principal	Value	Principal	Value	Principal	Value
U.S. Government Obligation (2.7%)
U.S. Treasury Bond, 4.25%, 05/15/2039			$860	$807	$—	$—	$860	$807
U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/2028			1,032	989	144	139	1,176	1,128
U.S. Treasury Inflation Indexed Bond, 2.50%, 01/15/2029			1,037	1,112	287	308	1,324	1,420
U.S. Treasury Inflation Indexed Note, 1.88%, 07/15/2013			—	—	2,472	2,603	2,472	2,603
U.S. Treasury Inflation Indexed Note, 1.88%, 07/15/2019			1,428	1,483	532	551	1,959	2,034
U.S. Treasury Note, 3.38%, 11/15/2019			1,405	1,351	—	—	1,405	1,351

				5,742		3,601		9,343

				Total Cost ($5,618)		Total Cost ($3,577)		Total Cost ($9,195)

U.S. Government Agency Obligation (6.5%)
Fannie Mae, 5.00%, 05/01/2018			628	662	—	—	628	662
Fannie Mae, Series 2004-90, 5.00%, 04/25/2034			—	—	500	516	500	516
Fannie Mae, 5.00%, 02/01/2036			1,146	1,179	639	657	1,785	1,836
Fannie Mae, 5.00%, 03/01/2036			536	551	—	—	536	551
Fannie Mae, 5.00%, 03/01/2039			1,363	1,400	—	—	1,363	1,400
Fannie Mae, 5.50%, 04/01/2037			—	—	775	812	775	812
Fannie Mae, 5.50%, 01/01/2038			1,201	1,259	—	—	1,201	1,259
Fannie Mae, 5.50%, 11/01/2038			—	—	580	608	580	608
Fannie Mae, 6.00%, 08/01/2036			2,744	2,914	—	—	2,744	2,914
Fannie Mae, 6.00%, 12/01/2037			2,508	2,661	—	—	2,508	2,661
Freddie Mac, 4.78%, 03/01/2035			—	—	218	225	218	225
Freddie Mac, 5.00%, 04/01/2018			1,074	1,133	—	—	1,074	1,133
Freddie Mac, 5.00%, 02/01/2024			—	—	752	787	752	787
Freddie Mac, Series 2941, 5.00%, 10/15/2030			—	—	720	753	720	753
Freddie Mac, Series 3188, 5.00%, 11/15/2032			1,746	1,817	—	—	1,746	1,817
Freddie Mac, 5.00%, 07/01/2035			—	—	708	727	708	727
Freddie Mac, 5.50%, 09/01/2018			332	354	—	—	332	354
Freddie Mac, 5.50%, 11/01/2018			1,135	1,210	—	—	1,135	1,210
Freddie Mac, 5.50%, 07/01/2037			—	—	416	436	416	436
Freddie Mac, 5.52%, 09/01/2037			1,042	1,103	—	—	1,042	1,103
Freddie Mac, 6.00%, 12/01/2037			—	—	757	818	757	818

				16,243		6,339		22,582

				Total Cost ($15,606)		Total Cost ($6,159)		Total Cost ($21,765)

MORTGAGE-BACKED SECURITY (4.9%)
American Tower Trust, Series 2007-1A, 5.42%, 04/15/2037	-144A		—	—	485	498	485	498
American Tower Trust, Series 2007-1A, 5.62%, 04/15/2037	-144A		1,340	1,366	—	—	1,340	1,366
BCAP LLC Trust, Series 2009-RR10, 4.92%, 08/26/2035	-144A	Ω	637	611	218	210	855	821
BCAP LLC Trust, Series 2009-RR6, 5.36%, 08/26/2035	-144A	Ω	433	420	144	140	577	560
BCAP LLC Trust, Series 2009-RR3, 5.65%, 05/26/2037	-144A		376	363	127	122	502	485
Crown Castle Towers LLC, Series 2006-1A, 0.41%, 11/15/2036	-144A		1,205	1,175	350	341	1,555	1,516
Crown Castle Towers LLC, Series 2006-1A, 5.24%, 11/15/2036	-144A		965	994	383	394	1,348	1,388
Jefferies & Co., Inc., Series 2009-R7, 3.74%, 09/26/2034	-144A	Ω	651	619	226	215	878	834
Jefferies & Co., Inc., Series 2009-R7, 5.50%, 08/26/2036	-144A	Ω	451	433	152	146	604	579
Jefferies & Co., Inc., Series 2009-R7, 5.59%, 02/26/2036	-144A	Ω	667	637	233	222	900	859
Jefferies & Co., Inc., Series 2009-R9, 5.84%, 08/26/2046	-144A	Ω	442	424	150	144	592	568
Jefferies & Co., Inc., Series 2009-R7, 6.00%, 12/26/2036	-144A	Ω	387	369	123	118	510	487
Jefferies & Co., Inc., Series 2009-R2, 6.53%, 12/26/2037	-144A	Ω	443	412	149	139	592	551
JP Morgan Re-REMIC, Series 2009-7, 5.82%, 01/27/2047	-144A		453	437	156	150	609	587
Small Business Adminstration Trust, Series 2006-1A, 5.56%, 11/15/2036	-144A		920	938	330	337	1,250	1,275
Small Business Adminstration Trust, Series 2006-1A, 5.31%, 11/15/2036	-144A		1,200	1,226	380	389	1,580	1,615
WaMu Mortgage Pass Through Certificates, Series 2003-S9, 5.25%, 10/25/2033			950	950	333	333	1,283	1,283
Wells Fargo Mortgage Backed Securities Trust, Series 2003-G, 4.10%, 06/25/2033			680	666	241	236	921	902
Wells Fargo Mortgage Backed Securities Trust, Series 2003-L, 4.56%, 11/25/2033			628	616	223	219	851	835

				12,656		4,353		17,009

				Total Cost ($12,088)		Total Cost ($4,173)		Total Cost ($16,261)

CORPORATE DEBT SECURITY (21.9%)
Building Products
Holcim Capital Corp., Ltd., 6.88%, 09/29/2039	-144A		—	—	153	161	153	161
Voto-Votorantim Overseas Trading Operations NV, 6.63%, 09/25/2019	-144A		480	481	165	165	645	646
Capital Markets
Goldman Sachs Group, Inc., 0.70%, 03/22/2016			1,035	953	335	309	1,370	1,262
Macquarie Group, Ltd., 7.63%, 08/13/2019	-144A		975	1,087	325	362	1,300	1,449
Raymond James Financial, Inc., 8.60%, 08/15/2019			920	995	325	352	1,245	1,347
Chemicals
Cytec Industries, Inc., 8.95%, 07/01/2017			425	504	140	166	565	670
Dow Chemical Co., 8.55%, 05/15/2019			980	1,169	295	352	1,275	1,521
Nalco Co., 8.25%, 05/15/2017	-144A		450	478	135	143	585	621
Yara International ASA, 7.88%, 06/11/2019	-144A		—	—	150	171	150	171
Commercial Banks
Barclays Bank PLC, 10.18%, 06/12/2021	-144A		896	1,156	290	374	1,186	1,530
City National Bank, 6.75%, 09/01/2011			370	382	135	139	505	521
PNC Financial Services Group, Inc., 8.25%, 05/29/2049			750	758	270	273	1,020	1,031
State Street Capital Trust IV, 1.30%, 06/15/2037			1,491	1,005	499	336	1,990	1,341
SunTrust Banks, Inc., 5.25%, 11/05/2012			1,000	1,038	370	384	1,370	1,422
Wells Fargo Capital XIII, 7.70%, 03/26/2013			1,005	975	355	344	1,360	1,319
Commercial Services & Supplies
Aramark Corp., 8.50%, 02/01/2015			450	464	110	113	560	577
Hertz Corp., 8.88%, 01/01/2014			400	409	—	—	400	409
Consumer Finance
American Express Credit Corp., 1.63%, 05/27/2010			—	—	135	136	135	136

			Transamerica Value Balanced VP		Transamerica Balanced VP		Pro Forma Transamerica Balanced VP
			Principal	Value	Principal	Value	Principal	Value
Containers & Packaging
Graphic Packaging International, Inc., 9.50%, 06/15/2017			500	530	160	170	660	700
Rexam PLC, 6.75%, 06/01/2013	-144A		—	—	255	271	255	271
Diversified Financial Services
Bank of America Corp., 0.58%, 06/15/2016			1,700	1,514	495	441	2,195	1,955
Cemex Finance LLC, 9.50%, 12/14/2016	-144A		580	608	210	220	790	828
Citigroup, Inc., 6.13%, 05/15/2018			925	930	330	332	1,255	1,262
City National Capital Trust I, 9.63%, 02/01/2040			960	1,020	350	372	1,310	1,392
Ford Motor Credit Co. LLC, 3.03%, 01/13/2012			525	488	185	172	710	660
General Electric Capital Corp., 6.00%, 08/07/2019			605	628	205	213	810	841
Glencore Funding LLC, 6.00%, 04/15/2014	-144A		597	611	147	150	744	761
Harley-Davidson Funding Corp., 5.25%, 12/15/2012	-144A		955	976	305	312	1,260	1,288
Hyundai Capital Services, Inc., 6.00%, 05/05/2015	-144A	^	861	896	303	315	1,164	1,211
JPMorgan Chase Capital XXVII, 7.00%, 11/01/2039			565	570	200	202	765	772
Lukoil International Finance BV, 6.38%, 11/05/2014	-144A		905	930	465	478	1,370	1,408
Pemex Finance, Ltd., 9.03%, 02/15/2011			211	218	75	77	286	295
QHP Pharma, 10.25%, 03/15/2015	-144A		465	467	165	166	630	633
Selkirk Cogen Funding Corp., Series A, 8.98%, 06/26/2012			603	632	216	227	819	859
ZFS Finance USA Trust II, 6.45%, 06/15/2016	-144A		1,098	977	360	320	1,458	1,297
Electric Utilities
KCP&L Greater Missouri Operations Co., 11.88%, 07/01/2012			760	880	265	307	1,025	1,187
Electronic Equipment & Instruments
Agilent Technologies, Inc., 5.50%, 09/14/2015			—	—	300	314	300	314
Energy Equipment & Services
Enterprise Products Operating LLC, 7.00%, 06/01/2067			—	—	115	102	115	102
Weatherford International, Ltd., 7.00%, 03/15/2038			—	—	175	177	175	177
Food & Staples Retailing
Ingles Markets, Inc., 8.88%, 05/15/2017			470	489	140	146	610	635
Stater Brothers Holdings, Inc., 8.13%, 06/15/2012			600	606	125	126	725	732
Food Products
Cargill, Inc., 5.00%, 11/15/2013	-144A		—	—	290	308	290	308
Lorillard Tobacco Co., 8.13%, 06/23/2019			407	447	132	145	539	592
M-Foods Holdings, Inc., 9.75%, 10/01/2013	-144A		575	597	185	192	760	789
Michael Foods, Inc., 8.00%, 11/15/2013			700	717	100	102	800	819
Gas Utilities
DCP Midstream LLC, 9.75%, 03/15/2019	-144A		475	584	135	166	610	750
EQT Corp., 8.13%, 06/01/2019			650	751	209	241	859	992
Hotels, Restaurants & Leisure
Hyatt Hotels Corp., 5.75%, 08/15/2015	-144A		905	910	320	322	1,225	1,232
International Game Technology, 7.50%, 06/15/2019			855	928	290	314	1,145	1,242
Marriott International, Inc., 5.63%, 02/15/2013			—	—	310	318	310	318
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011			523	547	176	184	699	731
Household Durables
Whirlpool Corp., 8.00%, 05/01/2012			870	943	282	306	1,152	1,249
Insurance
American Financial Group, Inc., 9.88%, 06/15/2019			450	505	150	168	600	673
HCC Insurance Holdings, Inc., 6.30%, 11/15/2019			370	376	135	137	505	513
Oil Insurance, Ltd., Series A, 7.56%, 06/30/2011	-144A		1,000	793	320	254	1,320	1,047
Reinsurance Group of America, Inc., 6.45%, 11/15/2019			925	922	330	329	1,255	1,251
Travelers Cos., Inc., 6.25%, 03/15/2037			1,014	923	360	328	1,374	1,251
Machinery
Kennametal, Inc., 7.20%, 06/15/2012			735	770	255	267	990	1,037
Metals & Mining
Anglo American Capital PLC, 9.38%, 04/08/2019	-144A		680	864	250	318	930	1,182
ArcelorMittal, 5.38%, 06/01/2013			—	—	305	322	305	322
Rio Tinto Finance USA, Ltd., 9.00%, 05/01/2019			—	—	240	304	240	304
Xstrata Canada Corp., 7.35%, 06/05/2012			—	—	141	151	141	151
Multi-Utilities
Black Hills Corp., 9.00%, 05/15/2014			470	536	146	166	616	702
Sempra Energy, 9.80%, 02/15/2019			855	1,067	225	281	1,080	1,348
Oil, Gas & Consumable Fuels
Enbridge Energy Partners, LP, 9.88%, 03/01/2019			610	773	175	222	785	995
GAZ Capital SA, 8.13%, 07/31/2014	-144A		685	726	240	254	925	980
Petrobras International Finance Co., 5.75%, 01/20/2020			—	—	330	336	330	336
Petrohawk Energy Corp., 9.13%, 07/15/2013			720	752	100	105	820	857
Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%, 08/14/2019	-144A		455	509	161	180	616	689
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.75%, 09/30/2019	-144A		—	—	349	378	349	378
Real Estate Investment Trusts
Boston Properties, LP, 5.88%, 10/15/2019			970	973	340	341	1,310	1,314
Dexus Property Group, 7.13%, 10/15/2014	-144A		635	652	220	226	855	878
Duke Realty, LP, 7.38%, 02/15/2015			800	844	270	285	1,070	1,129
Healthcare Realty Trust, Inc., 6.50%, 01/17/2017			730	723	265	263	995	986
Healthcare Realty Trust, Inc., 8.13%, 05/01/2011			870	914	292	307	1,162	1,221
Host Hotels & Resorts, LP, Series M, 7.00%, 08/15/2012			460	467	145	147	605	614
PPF Funding, Inc., 5.35%, 04/15/2012	-144A		1,800	1,630	355	321	2,155	1,951
Simon Property Group, LP, 10.35%, 04/01/2019			830	1,043	275	345	1,105	1,388
Tanger Properties, LP, 6.15%, 11/15/2015			530	519	180	176	710	695
UDR, Inc., 5.50%, 04/01/2014			1,000	978	—	—	1,000	978
WEA Finance LLC, 6.75%, 09/02/2019	-144A		940	1,009	325	349	1,265	1,358
Real Estate Management & Development
Post Apartment Homes, LP, 5.45%, 06/01/2012			205	203	100	99	305	302
Post Apartment Homes, LP, 6.30%, 06/01/2013			747	743	223	222	970	965
Specialty Retail
Best Buy Co., Inc., 6.75%, 07/15/2013			845	928	285	313	1,130	1,241
Transportation Infrastructure
ERAC USA Finance Co., 8.00%, 01/15/2011	-144A		910	954	300	315	1,210	1,269

				54,344		20,697		75,041

				Total Cost ($51,496)		Total Cost ($19,403)		Total Cost ($70,899)

ASSET-BACKED SECUIRTY (0.0%)
American Airlines Pass-Through Trust, Series 2001-2, 7.86%, 10/01/2011			959	959	340	340	1,300	1,299
Continental Airlines, Inc., 18.00%, 07/08/2016			310	332	90	96	400	428
Delta Air Lines, Inc., Series 2000-1, 7.57%, 05/18/2012			930	943	340	345	1,270	1,288

				2,234		781		3,015

				Total Cost ($2,207)		Total Cost ($773)		Total Cost ($2,980)

		Transamerica Value Balanced VP		Transamerica Balanced VP		Pro Forma Transamerica Balanced VP
		Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (60.0%)
Aerospace & Defense
Precision Castparts Corp.		38,705	4,271	—	—	38,705	4,271
Air Freight & Logistics
CH Robinson Worldwide, Inc.		—	—	20,000	1,175	20,000	1,175
Expeditors International of Washington, Inc.		—	—	25,000	868	25,000	868
United Parcel Service, Inc. — Class B		26,500	1,520	—	—	26,500	1,520
Auto Components
BorgWarner, Inc.		144,422	4,798	60,450	2,008	204,872	6,806
Johnson Controls, Inc.		—	—	50,000	1,362	50,000	1,362
Automobiles
Harley-Davidson, Inc.		151,195	3,810	—	—	151,195	3,810
Biotechnology
Gilead Sciences, Inc.	‡	—	—	19,300	835	19,300	835
Capital Markets
BlackRock, Inc. — Class A		24,905	5,782	4,265	990	29,170	6,772
Blackstone Group, LP		254,195	3,335	—	—	254,195	3,335
Charles Schwab Corp.		—	—	95,000	1,788	95,000	1,788
T. Rowe Price Group, Inc.		—	—	32,000	1,704	32,000	1,704
Chemicals
Praxair, Inc.		53,900	4,329	11,000	883	64,900	5,212
Sigma-Aldrich Corp.		—	—	25,500	1,289	25,500	1,289
Commercial Banks
BB&T Corp.		—	—	33,000	837	33,000	837
Marshall & Ilsley Corp.		—	—	55,000	300	55,000	300
SunTrust Banks, Inc.		204,710	4,154	—	—	204,710	4,154
Communications Equipment
QUALCOMM, Inc.		92,290	4,269	29,500	1,365	121,790	5,634
Computers & Peripherals
Apple, Inc.	‡	25,470	5,370	16,000	3,374	41,470	8,744
International Business Machines Corp.		36,330	4,756	19,300	2,526	55,630	7,282
Construction & Engineering
Jacobs Engineering Group, Inc.	‡	80,134	3,014	40,350	1,518	120,484	4,532
Diversified Financial Services
JPMorgan Chase & Co.		128,000	5,334	60,000	2,500	188,000	7,834
Electrical Equipment
Cooper Industries PLC — Class A		85,065	3,627	—	—	85,065	3,627
Emerson Electric Co.		—	—	35,250	1,502	35,250	1,502
Electronic Equipment & Instruments
Tyco Electronics, Ltd.		—	—	40,800	1,002	40,800	1,002
Energy Equipment & Services
Core Laboratories NV		—	—	9,000	1,063	9,000	1,063
Schlumberger, Ltd.		—	—	15,000	976	15,000	976
Food & Staples Retailing
Wal-Mart Stores, Inc.		—	—	22,000	1,176	22,000	1,176
Health Care Equipment & Supplies
Becton Dickinson and Co.		30,767	2,426	16,000	1,262	46,767	3,688
Covidien PLC		—	—	20,000	958	20,000	958
Varian Medical Systems, Inc.	‡	—	—	10,000	469	10,000	469
Community Health Systems, Inc.	‡	163,005	5,803	—	—	163,005	5,803
Internet & Catalog Retail
Amazon.com, Inc.	‡	—	—	30,000	4,036	30,000	4,036
Internet Software & Services
Google, Inc. — Class A	‡	—	—	6,000	3,720	6,000	3,720
IT Services
Automatic Data Processing, Inc.		32,000	1,370	55,000	2,355	87,000	3,725
Machinery
Caterpillar, Inc.		77,575	4,421	30,000	1,710	107,575	6,131
Kennametal, Inc.		—	—	74,700	1,936	74,700	1,936
PACCAR, Inc.		—	—	50,000	1,814	50,000	1,814
Media
Walt Disney Co.		175,000	5,644	—	—	175,000	5,644
Metals & Mining
Vale SA — Class B — ADR		229,000	6,647	—	—	229,000	6,647
Multiline Retail
Target Corp.		62,450	3,021	—	—	62,450	3,021
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.		85,000	5,306	7,500	468	92,500	5,774
EOG Resources, Inc.		—	—	11,000	1,070	11,000	1,070
Exxon Mobil Corp.		80,900	5,517	—	—	80,900	5,517
XTO Energy, Inc.		110,000	5,118	—	—	110,000	5,118
Paper & Forest Products
Weyerhaeuser Co.		133,675	5,767	50,000	2,157	183,675	7,924
Pharmaceuticals
Roche Holding AG — ADR		62,165	2,623	—	—	62,165	2,623
Teva Pharmaceutical Industries, Ltd. — ADR		87,400	4,911	—	—	87,400	4,911
Professional Services
Robert Half International, Inc.		175,755	4,699	18,700	500	194,455	5,199
Road & Rail
Burlington Northern Santa Fe Corp.		—	—	20,000	1,972	20,000	1,972
Union Pacific Corp.		86,500	5,528	—	—	86,500	5,528
Software
Adobe Systems, Inc.	‡	—	—	27,500	1,011	27,500	1,011
Microsoft Corp.		173,795	5,299	70,000	2,134	243,795	7,433
Oracle Corp.		195,886	4,807	85,500	2,097	281,386	6,904
Specialty Retail
Gap, Inc.		200,210	4,194	—	—	200,210	4,194
Home Depot, Inc.		124,682	3,607	—	—	124,682	3,607
Textiles, Apparel & Luxury Goods
Nike, Inc. — Class B		25,224	1,666	—	—	25,224	1,666
Trading Companies & Distributors
WW Grainger, Inc.		—	—	20,000	1,937	20,000	1,937

			146,743		62,647		209,390

			Total Cost ($116,402)		Total Cost ($51,877)	Total Cost ($168,279)
PREFERRED CORPORATE DEBT SECURITY (0.4%)
Rabobank Nederland NV, 11.00%, 06/30/2019	-144A	790	963	250	305	1,040	1,268

			963		305		1,268

			Total Cost ($831)		Total Cost ($263)		Total Cost ($1,094)

SECURITIES LENDING COLLATERAL (0.1%)
State Street Navigator Securities		—	—	258,335	258	258,335	258

Lending Trust — Prime Portfolio, 0.24%			—		258		258

					Total Cost ($258)		Total Cost ($258)

	Transamerica Value Balanced VP		Transamerica Balanced VP		Pro Forma Transamerica Balanced VP
	Principal	Value	Principal	Value	Principal	Value
REPURCHASE AGREEMENT (3.7%)
State Street Repurchase Agreement 0.01%, dated 12/31/09, to be repurchased at $12,936 on 01/04/2010. Collateralized by U.S. Governement Agency Obligations, 4.00%, due 12/15/2017, and with market values of $13,200	$7,476	7,476	$5,460	5,460	$12,936	12,936

		7,476		5,460		12,936

		Total Cost ($7,476)		Total Cost ($5,460)		Total Cost ($12,936)

Total Investment Securities Cost		211,724		91,943		303,667

Total Investment Securities Value		246,401		104,441		350,842
Other Assets and Liabilities, net		1,003		(3,014)		(2,011)

Net Assets		$247,404		$101,427		$348,831

‡	Non-income producing security.

Ω	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

^	All or a portion of this security is on loan. The value of all securities on loan is $253.

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated to $40,344, or 11.56%, of the Portfolio’s net assets.

As of December 31, 2009, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization of Transamerica Value Balanced VP into Transamerica Balanced VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica Value Balanced	Transamerica				Combined Pro Forma Transamerica
	VP	Balanced VP	Adjustments			Balanced VP
Assets:
Investment securities, at value	$238,925	$98,981	$			$337,906
Repurchase agreement, at value	7,476	5,460				12,936
Receivables:
Investment securities sold	16	3				19
Shares sold	33	60				93
Interest	1,062	394				1,456
Dividends	149	53				202
Dividend reclaims	—	2				2

	247,661	104,953		—		352,614

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—	2,979				2,979
Shares redeemed	34	112				146
Management and advisory fees	158	68				226
Distribution and service fees	5	12				17
Administration fees	4	2				6
Printing and shareholder reports fees	33	5				38
Audit and tax fees	10	9				19
Other	13	8		73	(g)	94
Collateral for securities on loan	—	258				258

	257	3,453		73		3,783

Net assets	$247,404	$101,500		$(73)		$348,831

Net assets consist of:
Capital stock ($.01 par value)	$243	$99		$(1)	(a)	$341
Additional paid-in capital	248,159	95,574		(35,674)	(a)	308,059
Undistributed net investment income	8,080	1,675		(8,153)	(a)(g)	1,602
Accumulated net realized loss from investment securities	(43,755)	(8,346)		43,755	(a)	(8,346)
Net unrealized appreciation on:
Investment securities	34,677	12,498				47,175

Net assets	$247,404	$101,500		$(73)		$348,831

Net assets by class:
Initial Class	225,116	45,319		(33)	(g)	270,402
Service Class	22,288	56,181		(40)	(g)	78,429
Shares outstanding:
Initial Class	22,144	4,412		(203)	(b)	26,353
Service Class	2,115	5,511		74	(b)	7,700
Net asset value and offering price per share:
Initial Class	10.17	10.27		(10.18)	(c)(g)	10.26
Service Class	10.54	10.19		(10.55)	(c)(g)	10.18

Investment Securities, at cost	$204,248	$86,483				$290,731
Repurchase agreement, at cost	7,476	5,460				12,936
Securities loaned, at value	—	253				253

(a)	- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Value Balanced VP into Transamerica Balanced VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

						Combined Pro Forma
	Transamerica	Transamerica				Transamerica
	Value Balanced VP	Balanced VP	Adjustments			Balanced VP
Investment income:

Dividend income	$2,905	$685	$			$3,590
Withholding taxes on foreign dividends	(10)	—				(10)
Interest income	5,683	1,759				7,442
Securities lending income (net)	—	1				1

	8,578	2,445		—		11,023

Expenses:
Management and advisory fees	1,707	622		(39	) (d)	2,290
Printing and shareholder reports	76	16				92
Custody fees	39	25		(22	) (e)	42
Administration fees	46	16				62
Legal fees	12	4				16
Audit and tax fees	22	20		(16	) (f)	26
Trustees fees	9	3				12
Transfer agent fees	4	1				5
Distribution & Service fees:						—
Service Class	37	96				133
Other	5	1				6

Total expenses	1,957	804		(77)		2,684

Net investment income	6,621	1,651		77		8,339

Net realized gain (loss) from:

Investment securities	(14,011)	(6,218)				(20,229)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	55,406	24,027				79,433

Net realized and unrealized gain	41,395	17,809		—		59,204

Net increase in net assets resulting from operations	$48,016	$19,450		$77		$67,543

(a)	- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP into Transamerica BlackRock Large Cap Value VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)
(unaudited)

			Transamerica American Century Large		Transamerica T. Rowe Price Equity		Transamerica BlackRock Large Cap		Pro Forma Transamerica BlackRock Large Cap
			Company Value VP		Income VP		Value VP		Value VP
			Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (98.5%)
Aerospace & Defense
Boeing Co.			—	$—	58,200	$3,150	—	$—	58,200	$3,150
Honeywell International, Inc.			91,600	3,591	75,000	2,940	—	—	166,600	6,531
L-3 Communications Holdings, Inc.			—	—	—	—	97,000	8,434	97,000	8,434
Lockheed Martin Corp.			29,000	2,185	24,600	1,854	—	—	53,600	4,039
Northrop Grumman Corp.			82,200	4,591	—	—	253,100	14,136	335,300	18,727
Raytheon Co.			—	—	—	—	250,000	12,880	250,000	12,880
United Technologies Corp.			—	—	—	—	190,000	13,188	190,000	13,188
Air Freight & Logistics
United Parcel Service, Inc. — Class B			—	—	55,100	3,161	—	—	55,100	3,161
Airlines
Southwest Airlines Co.			—	—	159,000	1,817	—	—	159,000	1,817
Auto Components
WABCO Holdings, Inc.			—	—	—	—	80,000	2,063	80,000	2,063
Automobiles
Harley-Davidson, Inc.			—	—	61,500	1,550	—	—	61,500	1,550
Beverages
Coca-Cola Co.			114,200	6,509	—	—	—	—	114,200	6,509
Biotechnology
Amgen, Inc.	‡		41,400	2,342	31,400	1,776	115,000	6,506	187,800	10,624
Gilead Sciences, Inc.	‡		24,100	1,043	—	—	—	—	24,100	1,043
Building Products
Masco Corp.			—	—	156,400	2,160	—	—	156,400	2,160
USG Corp.	‡	^	—	—	55,900	785	—	—	55,900	785
Capital Markets
Ameriprise Financial, Inc.			91,300	3,544	—	—	—	—	91,300	3,544
Bank of New York Mellon Corp.			163,600	4,576	125,280	3,504	—	—	288,880	8,080
Goldman Sachs Group, Inc.			40,900	6,906	—	—	180,000	30,391	220,900	37,297
Legg Mason, Inc.			—	—	77,100	2,325	—	—	77,100	2,325
Morgan Stanley			122,300	3,620	—	—	—	—	122,300	3,620
Och-Ziff Capital Management Group LLC — Class A	^		—	—	45,800	629	—	—	45,800	629
Chemicals
Cabot Corp.			—	—	—	—	147,000	3,856	147,000	3,856
CF Industries Holdings, Inc.			—	—	—	—	40,900	3,713	40,900	3,713
Cytec Industries, Inc.			—	—	—	—	61,000	2,222	61,000	2,222
Eastman Chemical Co.			—	—	—	—	59,500	3,584	59,500	3,584
EI du Pont de Nemours & Co.			158,500	5,337	79,600	2,680	—	—	238,100	8,017
Huntsman Corp.			—	—	—	—	1,010,000	11,403	1,010,000	11,403
International Flavors & Fragrances, Inc.			—	—	62,700	2,579	50,000	2,057	112,700	4,636
Lubrizol Corp.			—	—	—	—	127,500	9,301	127,500	9,301
PPG Industries, Inc.			70,700	4,139	—	—	63,000	3,688	133,700	7,827
RPM International, Inc.			—	—	—	—	252,700	5,137	252,700	5,137
Valspar Corp.			—	—	—	—	40,000	1,086	40,000	1,086
Commercial Banks
Allied Irish Banks PLC	‡		—	—	88,650	152	—	—	88,650	152
KeyCorp			—	—	173,100	961	—	—	173,100	961
Marshall & Ilsley Corp.			—	—	67,700	369	—	—	67,700	369
PNC Financial Services Group, Inc.			56,200	2,967	—	—	—	—	56,200	2,967
Regions Financial Corp.			—	—	146,100	773	—	—	146,100	773
SunTrust Banks, Inc.			—	—	101,300	2,055	—	—	101,300	2,055
U.S. Bancorp			241,500	5,436	207,100	4,662	—	—	448,600	10,098
Wells Fargo & Co.			327,000	8,826	222,140	5,996	—	—	549,140	14,822
Commercial Services & Supplies
Avery Dennison Corp.			45,200	1,649	58,500	2,135	—	—	103,700	3,784
Cintas Corp.			—	—	—	—	120,000	3,126	120,000	3,126
Pitney Bowes, Inc.			64,800	1,475	—	—	360,000	8,194	424,800	9,669
RR Donnelley & Sons Co.			90,900	2,024	—	—	162,400	3,617	253,300	5,641
Waste Management, Inc.			64,600	2,184	—	—	—	—	64,600	2,184
Communications Equipment
Cisco Systems, Inc.	‡		129,600	3,103	54,900	1,314	—	—	184,500	4,417
Computers & Peripherals
Dell, Inc.	‡		—	—	118,800	1,706	—	—	118,800	1,706
Hewlett-Packard Co.			102,000	5,254	—	—	—	—	102,000	5,254
International Business Machines Corp.			37,400	4,896	—	—	—	—	37,400	4,896
Construction & Engineering
KBR, Inc.			—	—	—	—	169,900	3,228	169,900	3,228
Shaw Group, Inc.	‡		38,000	1,093	—	—	—	—	38,000	1,093
Construction Materials
Vulcan Materials Co.			—	—	48,400	2,549	—	—	48,400	2,549
Consumer Finance
American Express Co.			—	—	170,000	6,888	—	—	170,000	6,888
Capital One Financial Corp.			—	—	57,600	2,208	—	—	57,600	2,208
SLM Corp.	‡		—	—	170,200	1,918	—	—	170,200	1,918
Containers & Packaging
Bemis Co., Inc.			—	—	—	—	60,000	1,779	60,000	1,779
Crown Holdings, Inc.	‡		—	—	—	—	180,000	4,604	180,000	4,604
Owens-Illinois, Inc.	‡		—	—	—	—	210,000	6,903	210,000	6,903
Sealed Air Corp.			—	—	—	—	139,000	3,039	139,000	3,039
Temple-Inland, Inc.			—	—	—	—	506,000	10,682	506,000	10,682
Distributors
Genuine Parts Co.			—	—	37,250	1,414	—	—	37,250	1,414
Diversified Consumer Services
H&R Block, Inc.			131,000	2,963	26,900	608	—	—	157,900	3,571

			Transamerica American Century Large		Transamerica T. Rowe Price Equity		Transamerica BlackRock Large Cap		Pro Forma Transamerica BlackRock Large Cap
			Company Value VP		Income VP		Value VP		Value VP
			Shares	Value	Shares	Value	Shares	Value	Shares	Value
Diversified Financial Services
Bank of America Corp.			854,000	12,861	454,077	6,838	320,000	4,819	1,628,077	24,518
Citigroup, Inc.			588,939	1,949	—	—	—	—	588,939	1,949
JPMorgan Chase & Co.			376,400	15,685	254,722	10,614	710,000	29,586	1,341,122	55,885
NYSE Euronext			—	—	61,600	1,558	—	—	61,600	1,558
Diversified Telecommunication Services
AT&T, Inc.			627,300	17,583	222,340	6,232	1,750,000	49,053	2,599,640	72,868
CenturyTel, Inc.			49,700	1,800	—	—	—	—	49,700	1,800
Frontier Communications Corp.			—	—	—	—	219,000	1,710	219,000	1,710
Qwest Communications International, Inc.			—	—	447,400	1,884	—	—	447,400	1,884
Verizon Communications, Inc.			313,400	10,383	93,042	3,082	1,000,000	33,130	1,406,442	46,595
Electric Utilities
Duke Energy Corp.			—	—	125,300	2,156	—	—	125,300	2,156
Edison International			—	—	—	—	406,600	14,142	406,600	14,142
Entergy Corp.			—	—	30,100	2,463	—	—	30,100	2,463
Exelon Corp.			124,800	6,099	22,700	1,109	—	—	147,500	7,208
FirstEnergy Corp.			—	—	24,450	1,136	—	—	24,450	1,136
NV Energy, Inc.			—	—	—	—	210,000	2,600	210,000	2,600
Pinnacle West Capital Corp.			—	—	44,100	1,613	30,000	1,097	74,100	2,710
PPL Corp.			155,100	5,011	40,000	1,292	—	—	195,100	6,303
Progress Energy, Inc.			—	—	59,300	2,432	—	—	59,300	2,432
Electrical Equipment
Cooper Industries PLC — Class A			—	—	45,414	1,936	—	—	45,414	1,936
Hubbell, Inc.			—	—	—	—	101,300	4,791	101,300	4,791
Thomas & Betts Corp.	‡		—	—	—	—	88,800	3,178	88,800	3,178
Energy Equipment & Services
Atwood Oceanics, Inc.	‡		—	—	—	—	83,000	2,976	83,000	2,976
Baker Hughes, Inc.			43,100	1,745	—	—	—	—	43,100	1,745
BJ Services Co.			—	—	46,500	865	—	—	46,500	865
Diamond Offshore Drilling, Inc.			11,900	1,171	—	—	—	—	11,900	1,171
Ensco International PLC — ADR			—	—	—	—	267,100	10,668	267,100	10,668
Helix Energy Solutions Group, Inc.	‡		—	—	—	—	741,100	8,708	741,100	8,708
Helmerich & Payne, Inc.			—	—	—	—	290,000	11,565	290,000	11,565
Nabors Industries, Ltd.	‡		—	—	—	—	324,800	7,110	324,800	7,110
National Oilwell Varco, Inc.			86,600	3,818	—	—	370,600	16,340	457,200	20,158
Oil States International, Inc.	‡		—	—	—	—	91,600	3,599	91,600	3,599
Patterson-UTI Energy, Inc.			—	—	—	—	204,900	3,145	204,900	3,145
Pride International, Inc.	‡		—	—	—	—	105,700	3,373	105,700	3,373
Rowan Cos., Inc.	‡		—	—	—	—	128,400	2,907	128,400	2,907
Schlumberger, Ltd.			—	—	58,500	3,808	—	—	58,500	3,808
SEACOR Holdings, Inc.	‡		—	—	—	—	40,500	3,088	40,500	3,088
Smith International, Inc.			28,700	780	—	—	351,000	9,537	379,700	10,317
Superior Energy Services, Inc.	‡		—	—	—	—	244,400	5,936	244,400	5,936
Tidewater, Inc.			—	—	—	—	181,700	8,713	181,700	8,713
Transocean, Ltd.	‡		13,300	1,101	—	—	—	—	13,300	1,101
Unit Corp.	‡		—	—	—	—	134,000	5,695	134,000	5,695
Food & Staples Retailing
BJ’s Wholesale Club, Inc.	‡		—	—	—	—	103,000	3,369	103,000	3,369
Kroger Co.			137,900	2,831	—	—	—	—	137,900	2,831
Safeway, Inc.			—	—	—	—	165,200	3,517	165,200	3,517
Sysco Corp.			90,000	2,515	—	—	—	—	90,000	2,515
Walgreen Co.			114,500	4,204	—	—	—	—	114,500	4,204
Wal-Mart Stores, Inc.			93,200	4,982	20,300	1,085	—	—	113,500	6,067
Food Products
Archer-Daniels-Midland Co.			—	—	—	—	313,000	9,800	313,000	9,800
Del Monte Foods Co.			—	—	—	—	299,800	3,400	299,800	3,400
General Mills, Inc.			—	—	—	—	220,000	15,578	220,000	15,578
Hershey Co.			—	—	113,400	4,059	160,000	5,726	273,400	9,785
HJ Heinz Co.			—	—	—	—	300,000	12,828	300,000	12,828
Kraft Foods, Inc. — Class A			83,100	2,259	85,500	2,324	—	—	168,600	4,583
McCormick & Co., Inc.			—	—	37,200	1,344	—	—	37,200	1,344
Sara Lee Corp.			—	—	—	—	607,000	7,393	607,000	7,393
Unilever NV			73,300	2,370	—	—	—	—	73,300	2,370
Gas Utilities
UGI Corp.			—	—	—	—	82,000	1,984	82,000	1,984
Health Care Equipment & Supplies
Kinetic Concepts, Inc.	‡		—	—	—	—	93,500	3,520	93,500	3,520
Medtronic, Inc.			41,600	1,830	—	—	—	—	41,600	1,830
Aetna, Inc.			67,700	2,146	—	—	321,000	10,176	388,700	12,322
AmerisourceBergen Corp. — Class A			—	—	—	—	498,200	12,988	498,200	12,988
Cardinal Health, Inc.			—	—	—	—	273,100	8,805	273,100	8,805
Community Health Systems, Inc.	‡		—	—	—	—	99,900	3,556	99,900	3,556
Lincare Holdings, Inc.	‡		—	—	—	—	96,500	3,582	96,500	3,582
McKesson Corp.			—	—	—	—	228,200	14,263	228,200	14,263
Medco Health Solutions, Inc.	‡		—	—	—	—	134,000	8,564	134,000	8,564
Quest Diagnostics, Inc.			22,400	1,353	—	—	26,000	1,570	48,400	2,923
UnitedHealth Group, Inc.			—	—	—	—	660,000	20,117	660,000	20,117
Universal Health Services, Inc. — Class B			—	—	—	—	270,000	8,235	270,000	8,235
WellPoint, Inc.	‡		42,400	2,471	27,400	1,597	300,000	17,487	369,800	21,555
Hotels, Restaurants & Leisure
Darden Restaurants, Inc.			40,800	1,431	—	—	—	—	40,800	1,431
Marriott International, Inc. — Class A			—	—	78,456	2,138	—	—	78,456	2,138
MGM Mirage, Inc.	‡	^	—	—	85,300	778	—	—	85,300	778
Starbucks Corp.	‡		48,000	1,107	—	—	—	—	48,000	1,107
Household Durables
Black & Decker Corp.			—	—	23,800	1,543	—	—	23,800	1,543
D.R. Horton, Inc.			—	—	51,900	564	—	—	51,900	564
Fortune Brands, Inc.			—	—	90,000	3,888	—	—	90,000	3,888
Garmin, Ltd.	‡	^	—	—	—	—	112,500	3,454	112,500	3,454
Harman International Industries, Inc.			—	—	28,200	995	—	—	28,200	995
Leggett & Platt, Inc.			—	—	—	—	214,000	4,366	214,000	4,366
Newell Rubbermaid, Inc.			169,200	2,540	—	—	—	—	169,200	2,540
Whirlpool Corp.			—	—	39,900	3,218	—	—	39,900	3,218
Clorox Co.			37,600	2,294	—	—	—	—	37,600	2,294
Kimberly-Clark Corp.			—	—	36,000	2,294	60,000	3,823	96,000	6,117

			Transamerica American Century Large		Transamerica T. Rowe Price Equity		Transamerica BlackRock Large Cap		Pro Forma Transamerica BlackRock Large Cap
			Company Value VP		Income VP		Value VP		Value VP
			Shares	Value	Shares	Value	Shares	Value	Shares	Value
Independent Power Producers & Energy Traders
AES Corp.	‡		—	—	—	—	244,600	3,256	244,600	3,256
Constellation Energy Group, Inc.			—	—	43,300	1,523	—	—	43,300	1,523
Mirant Corp.	‡		—	—	—	—	226,500	3,459	226,500	3,459
NRG Energy, Inc.	‡		45,000	1,062	29,100	687	448,500	10,589	522,600	12,338
Industrial Conglomerates
3M Co.			—	—	67,500	5,580	—	—	67,500	5,580
Carlisle Cos., Inc.			—	—	—	—	101,000	3,460	101,000	3,460
General Electric Co.			982,100	14,859	474,350	7,177	2,529,400	38,270	3,985,850	60,306
Tyco International, Ltd.	‡		61,400	2,191	—	—	—	—	61,400	2,191
Insurance
Allied World Assurance Co. Holdings, Ltd.			—	—	—	—	69,900	3,220	69,900	3,220
Allstate Corp.			137,800	4,140	—	—	—	—	137,800	4,140
American Financial Group, Inc.			—	—	—	—	134,400	3,353	134,400	3,353
Arch Capital Group, Ltd.	‡		—	—	—	—	80,000	5,724	80,000	5,724
Assurant, Inc.			—	—	—	—	181,200	5,342	181,200	5,342
Axis Capital Holdings, Ltd.			—	—	—	—	43,000	1,222	43,000	1,222
Chubb Corp.			57,300	2,818	27,600	1,357	228,000	11,213	312,900	15,388
Endurance Specialty Holdings, Ltd.			—	—	—	—	90,700	3,377	90,700	3,377
Everest RE Group, Ltd.			—	—	—	—	139,900	11,987	139,900	11,987
HCC Insurance Holdings, Inc.			—	—	—	—	388,400	10,864	388,400	10,864
Lincoln National Corp.			—	—	93,266	2,320	—	—	93,266	2,320
Loews Corp.			55,700	2,025	—	—	110,800	4,028	166,500	6,053
Marsh & McLennan Cos., Inc.			—	—	146,000	3,224	—	—	146,000	3,224
PartnerRe, Ltd.			—	—	—	—	96,500	7,205	96,500	7,205
Progressive Corp.	‡		—	—	72,000	1,295	—	—	72,000	1,295
Reinsurance Group of America, Inc. - Class A			—	—	—	—	71,500	3,407	71,500	3,407
RenaissanceRe Holdings, Ltd.			—	—	—	—	105,400	5,602	105,400	5,602
StanCorp Financial Group, Inc.			—	—	—	—	47,000	1,881	47,000	1,881
Sun Life Financial, Inc.			—	—	72,600	2,085	—	—	72,600	2,085
Torchmark Corp.			64,500	2,835	—	—	—	—	64,500	2,835
Travelers Cos., Inc.			103,000	5,136	23,310	1,162	360,700	17,985	487,010	24,283
Unum Group			—	—	—	—	425,000	8,296	425,000	8,296
XL Capital, Ltd. -Class A			75,700	1,388	—	—	544,000	9,972	619,700	11,360
Internet Software & Services
eBay, Inc.	‡		—	—	82,000	1,930	—	—	82,000	1,930
IAC/InterActiveCorp	‡		—	—	—	—	168,900	3,459	168,900	3,459
IT Services
Broadridge Financial Solutions, Inc.			—	—	—	—	150,000	3,384	150,000	3,384
Computer Sciences Corp.	‡		—	—	54,000	3,107	69,100	3,975	123,100	7,082
Fidelity National Information Services, Inc.			—	—	—	—	194,100	4,550	194,100	4,550
Fiserv, Inc.	‡		32,500	1,576	—	—	—	—	32,500	1,576
Leisure Equipment & Products
Mattel, Inc.			—	—	113,100	2,260	—	—	113,100	2,260
Machinery
Bucyrus International, Inc. - Class A			—	—	—	—	110,000	6,201	110,000	6,201
Deere & Co.			—	—	59,000	3,191	—	—	59,000	3,191
Dover Corp.			79,200	3,296	—	—	—	—	79,200	3,296
Eaton Corp.			—	—	17,100	1,088	—	—	17,100	1,088
Harsco Corp.			—	—	—	—	99,700	3,213	99,700	3,213
Illinois Tool Works, Inc.			—	—	85,600	4,108	—	—	85,600	4,108
Ingersoll-Rand PLC			105,800	3,781	—	—	—	—	105,800	3,781
ITT Corp.			—	—	—	—	246,000	12,236	246,000	12,236
Joy Global, Inc.			—	—	—	—	230,000	11,866	230,000	11,866
Oshkosh Corp.			—	—	—	—	137,000	5,073	137,000	5,073
Pall Corp.			—	—	14,200	514	—	—	14,200	514
Timken Co.			—	—	—	—	63,000	1,494	63,000	1,494
Trinity Industries, Inc.			—	—	—	—	210,000	3,662	210,000	3,662
Media
Cablevision Systems Corp. - Class A			—	—	91,500	2,363	—	—	91,500	2,363
CBS Corp. - Class B			223,300	3,137	—	—	—	—	223,300	3,137
Comcast Corp. - Class A			237,800	4,009	—	—	—	—	237,800	4,009
McGraw-Hill Cos., Inc.			—	—	102,900	3,448	—	—	102,900	3,448
New York Times Co. - Class A	‡		—	—	135,100	1,670	—	—	135,100	1,670
Time Warner Cable, Inc.			48,400	2,003	—	—	—	—	48,400	2,003
Time Warner, Inc.			172,000	5,012	144,700	4,217	—	—	316,700	9,229
Viacom, Inc. - Class B	‡		118,300	3,517	—	—	—	—	118,300	3,517
Walt Disney Co.			—	—	115,700	3,731	—	—	115,700	3,731
WPP PLC			—	—	103,700	1,014	—	—	103,700	1,014
Metals & Mining
Alcoa, Inc.			—	—	90,000	1,451	—	—	90,000	1,451
Commercial Metals Co.			—	—	—	—	160,000	2,504	160,000	2,504
Nucor Corp.			65,200	3,042	72,600	3,387	—	—	137,800	6,429
Reliance Steel & Aluminum Co.			—	—	—	—	210,000	9,076	210,000	9,076
Multiline Retail
Big Lots, Inc.	‡		—	—	—	—	169,000	4,898	169,000	4,898
Dollar Tree, Inc.	‡		—	—	—	—	31,000	1,497	31,000	1,497
JC Penney Co., Inc.			—	—	—	—	176,000	4,683	176,000	4,683
Kohl’s Corp.	‡		43,200	2,330	—	—	230,000	12,404	273,200	14,734
Macy’s, Inc.			26,100	437	63,100	1,058	180,000	3,017	269,200	4,512
Sears Holdings Corp.	‡	^	—	—	—	—	160,000	13,352	160,000	13,352
Multi-Utilities
CenterPoint Energy, Inc.			—	—	36,700	533	—	—	36,700	533
CMS Energy Corp.			—	—	—	—	240,500	3,766	240,500	3,766
Integrys Energy Group, Inc.			—	—	—	—	30,000	1,260	30,000	1,260
NiSource, Inc.			—	—	196,900	3,028	256,400	3,943	453,300	6,971
PG&E Corp.			71,200	3,179	44,700	1,996	—	—	115,900	5,175
TECO Energy, Inc.			—	—	43,400	704	—	—	43,400	704
Xcel Energy, Inc.			—	—	107,400	2,279	—	—	107,400	2,279
Office Electronics
Xerox Corp.			227,100	1,921	—	—	—	—	227,100	1,921

			Transamerica American Century Large		Transamerica T. Rowe Price Equity		Transamerica BlackRock Large Cap		Pro Forma Transamerica BlackRock Large Cap
			Company Value VP		Income VP		Value VP		Value VP
			Shares	Value	Shares	Value	Shares	Value	Shares	Value
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.			—	—	53,400	3,333	—	—	53,400	3,333
Apache Corp.			50,500	5,210	—	—	—	—	50,500	5,210
BP PLC — ADR			—	—	66,574	3,859	—	—	66,574	3,859
Chevron Corp.			201,600	15,521	107,450	8,273	455,100	35,038	764,150	58,832
ConocoPhillips			245,700	12,548	25,600	1,307	410,000	20,939	681,300	34,794
Consol Energy, Inc.			—	—	6,800	339	—	—	6,800	339
Devon Energy Corp.			41,300	3,036	—	—	—	—	41,300	3,036
El Paso Corp.			—	—	—	—	631,000	6,203	631,000	6,203
Exxon Mobil Corp.			303,500	20,696	107,438	7,326	460,000	31,367	870,938	59,389
Marathon Oil Corp.			—	—	—	—	506,500	15,813	506,500	15,813
Murphy Oil Corp.			—	—	67,500	3,659	—	—	67,500	3,659
Occidental Petroleum Corp.			63,300	5,149	—	—	—	—	63,300	5,149
Overseas Shipholding Group, Inc.		^	—	—	—	—	176,700	7,766	176,700	7,766
Royal Dutch Shell PLC - Class A — ADR			172,700	10,381	103,500	6,221	—	—	276,200	16,602
Southern Union Co.			—	—	—	—	167,900	3,811	167,900	3,811
Spectra Energy Corp.			—	—	67,700	1,389	—	—	67,700	1,389
Sunoco, Inc.			—	—	54,900	1,433	—	—	54,900	1,433
Teekay Corp.			—	—	—	—	148,500	3,447	148,500	3,447
Tesoro Corp.			—	—	—	—	264,000	3,577	264,000	3,577
Valero Energy Corp.			72,300	1,211	—	—	—	—	72,300	1,211
Williams Cos., Inc.			—	—	30,700	647	710,000	14,967	740,700	15,614
XTO Energy, Inc.			—	—	—	—	390,000	18,147	390,000	18,147
Paper & Forest Products
International Paper Co.			81,300	2,177	158,093	4,234	586,500	15,706	825,893	22,117
MeadWestvaco Corp.			—	—	71,300	2,041	470,000	13,456	541,300	15,497
Weyerhaeuser Co.			—	—	23,000	992	—	—	23,000	992
Pharmaceuticals
Abbott Laboratories			76,200	4,114	—	—	—	—	76,200	4,114
Bristol-Myers Squibb Co.			—	—	107,400	2,712	—	—	107,400	2,712
Eli Lilly & Co.			75,700	2,703	76,900	2,746	—	—	152,600	5,449
Johnson & Johnson			130,500	8,406	46,500	2,995	330,000	21,255	507,000	32,656
Merck & Co., Inc.	‡		240,000	8,770	100,300	3,665	—	—	340,300	12,435
Mylan, Inc.	‡		—	—	—	—	670,000	12,348	670,000	12,348
Pfizer, Inc.			971,100	17,664	70,461	1,282	490,000	8,913	1,531,561	27,859
Watson Pharmaceuticals, Inc.	‡		—	—	—	—	96,100	3,807	96,100	3,807
Real Estate Investment Trusts
Simon Property Group, Inc.			32,499	2,593	—	—	—	—	32,499	2,593
Road & Rail
CSX Corp.			—	—	—	—	244,000	11,832	244,000	11,832
Semiconductors & Semiconductor Equipment
Analog Devices, Inc.			—	—	94,000	2,969	—	—	94,000	2,969
Applied Materials, Inc.			116,700	1,627	77,600	1,082	—	—	194,300	2,709
Intel Corp.			170,300	3,474	91,600	1,869	—	—	261,900	5,343
Software
Activision Blizzard, Inc.	‡		98,100	1,090	—	—	—	—	98,100	1,090
Amdocs, Ltd.	‡		—	—	—	—	39,000	1,113	39,000	1,113
BMC Software, Inc.	‡		—	—	—	—	184,000	7,378	184,000	7,378
CA, Inc.			—	—	—	—	385,100	8,649	385,100	8,649
Compuware Corp.	‡		—	—	—	—	863,000	6,239	863,000	6,239
Electronic Arts, Inc.	‡		—	—	64,000	1,136	—	—	64,000	1,136
Microsoft Corp.			179,900	5,484	170,300	5,192	—	—	350,200	10,676
Novell, Inc.	‡		—	—	—	—	310,000	1,287	310,000	1,287
Oracle Corp.			157,200	3,857	—	—	—	—	157,200	3,857
Specialty Retail
Bed Bath & Beyond, Inc.	‡		—	—	87,000	3,361	—	—	87,000	3,361
Best Buy Co., Inc.			38,500	1,518	—	—	—	—	38,500	1,518
Gap, Inc.			82,700	1,732	—	—	560,000	11,732	642,700	13,464
Home Depot, Inc.			168,200	4,866	173,600	5,022	—	—	341,800	9,888
Limited Brands, Inc.			—	—	—	—	327,000	6,290	327,000	6,290
Penske Automotive Group, Inc.	‡		—	—	—	—	140,000	2,124	140,000	2,124
RadioShack Corp.			—	—	—	—	471,000	9,183	471,000	9,183
Staples, Inc.			81,100	1,994	—	—	—	—	81,100	1,994
Tiffany & Co.			—	—	42,200	1,815	—	—	42,200	1,815
Textiles, Apparel & Luxury Goods
V.F. Corp.			32,900	2,410	—	—	—	—	32,900	2,410
Tobacco
Altria Group, Inc.			147,800	2,901	—	—	—	—	147,800	2,901
Lorillard, Inc.			26,200	2,102	—	—	41,900	3,361	68,100	5,463
Reynolds American, Inc.			—	—	—	—	76,400	4,046	76,400	4,046
Trading Companies & Distributors
WESCO International, Inc.	‡		—	—	—	—	115,000	3,105	115,000	3,105
Wireless Telecommunication Services
Sprint Nextel Corp.	‡		—	—	200,700	737	—	—	200,700	736
Vodafone Group PLC			—	—	576,600	1,335	—	—	576,600	1,335

				431,500		297,921		1,220,508		1,949,929

			Total Cost ($450,768)		Total Cost ($311,170)		Total Cost ($1,159,798)		Total Cost ($1,921,736)

			Principal	Value	Principal	Value	Principal	Value	Principal	Value
CONVERTIBLE BOND (0.1%)
Automobiles
Ford Motor Co., 4.25%, 12/15/2036			—	—	$1,584	2,000	—	—	$1,584	2,000

				—		2,000		—		2,000

					Total Cost ($689)				Total Cost ($689)

			Shares	Value	Shares	Value	Shares	Value	Shares	Value

INVESTMENT COMPANY (0.5%)
Capital Markets
BlackRock Provident TempFund 24			—	—	—	—	1,909,015	1,909	1,909,015	1,909
T. Rowe Price Prime Reserve Fund			—	—	7,609,693	7,610	—	—	7,609,693	7,610

				—		7,610		1,909		9,519

					Total Cost ($7,610)		Total Cost ($1,909)		Total Cost ($9,519)

		Transamerica American Century Large		Transamerica T. Rowe Price Equity		Transamerica BlackRock Large Cap		Pro Forma Transamerica BlackRock Large Cap
		Company Value VP		Income VP		Value VP		Value VP
		Shares	Value	Shares	Value	Shares	Value	Shares	Value
PREFERRED STOCK (0.1%)
Diversified Financial Services
Bank of America Corp., 10.00%	‡	70,612	1,054	—	—	—	—	70,612	1,054

			1,054		—		—		1,054

		Total Cost ($1,059)						Total Cost ($1,059)

SECURITIES LENDING COLLATERAL (0.8%)
State Street Navigator Securities
Lending Trust — Prime Portfolio, 0.24%		—	—	1,818,840	1,819	14,340,965	14,341	16,159,805	16,160

			—		1,819		14,341		16,160

				Total Cost ($1,819)		Total Cost ($14,341)		Total Cost ($16,160)

		Principal	Value	Principal	Value	Principal	Value	Principal	Value

REPURCHASE AGREEMENT (1.0%)
State Street Repurchase Agreement
0.01%, dated 12/31/09, to be repurchased
at $19,135 on 01/04/2010. Collateralized by
U.S. Government Agency Obligations, 2.93% to 3.80%, due 12/15/2023 to 07/01/2034, and with market values of $19,522.		$18,294	18,294	$841	841	$—	—	$19,135	19,135

			18,294		841		—		19,135

		Total Cost ($18,294)		Total Cost ($841)				Total Cost ($19,135)

Total Investment Securities Cost			470,121		322,129		1,176,048		1,968,298

Total Investment Securities Value			450,848		310,191		1,236,758		1,997,797
Other Assets and Liabilities, net			(1,896)		(1,626)		(14,807)		(18,329)

Net Assets			$448,952		$308,565		$1,221,951		$1,979,468

Transamerica American Century Large Company Value VP
FUTURES CONTRACTS: £

			Net Unrealized
Description	Contracts┌	Expiration Date	Appreciation
S&P 500 E-Mini Index	245	3/19/2010	$311

‡	Non-income producing security.

┌	Contract amounts are not in thousands.

£	Cash in the amount of $1,103 has been segregated with the custodian to cover margin requirements for open future contracts.

^	All or a portion of this security is on loan. The value of all securities on loan is $16,160.

As of December 31, 2009, all securities held by each Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP into Transamerica BlackRock Large Cap Value VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica American	Transamerica T.	Transamerica				Combined Pro Forma
	Century Large Company	Rowe Price Equity	BlackRock Large				Transamerica BlackRock
	Value VP	Income VP	Cap Value VP	Adjustments			Large Cap Value VP
Assets:
Investment securities, at value	$432,554	$309,350	$1,236,758	$			$1,978,662
Repurchase agreement, at value	18,294	841	—				19,135
Cash on deposit with custodian	1,102	—	—				1,102
Receivables:
Investment securities sold	150	422	—				572
Shares sold	1	73	52				126
Interest	—	6	—				6
Securities lending income (net)	—	1	16				17
Dividends	563	491	1,365				2,419
Dividend reclaims	—	28	19				47

	452,664	311,212	1,238,210		—		2,002,086

Liabilities:

Accounts payable and accrued liabilities:
Due to custodian	—	—	13				13
Investment securities purchased	2,989	244	—				3,233
Shares redeemed	179	313	958				1,450
Management and advisory fees	312	196	799				1,307
Distribution and service fees	—	4	8				12
Transfer agent fees	—	—	1				1
Administration fees	8	5	21				34
Printing and shareholder reports fees	2	22	33				57
Audit and tax fees	9	9	15				33
Variation margin	140		—				140
Other	16	13	34		115	(g)	178
Collateral for securities on loan	—	1,819	14,341				16,160

	3,655	2,625	16,223		115		22,618

Net assets	$449,009	$308,587	$1,221,987		$(115)		$1,979,468

Net assets consist of:
Capital stock ($.01 par value)	$576	$308	$981		$(276	) (a)	$1,589
Additional paid-in capital	581,657	352,583	1,656,810		(146,351	) (a)	2,444,699
Undistributed net investment income	7,731	5,983	13,347		(13,829	) (a)(g)	13,232
Accumulated net realized loss from investment securities and foreign currency transactions	(121,993)	(38,348)	(509,861)		160,341	(a)	(509,861)
Net unrealized appreciation (depreciation) on:
Investment securities	(19,273)	(11,938)	60,710				29,499
Futures contracts	311	—	—				311
Translation of assets and liabilities denominated in foreign currencies	—	(1)	—				(1)

Net assets	$449,009	$308,587	$1,221,987		$(115)		$1,979,468

Net assets by class:
Initial Class	446,234	290,075	1,184,485		(113	) (g)	1,920,681
Service Class	2,775	18,512	37,502		(2	) (g)	58,787
Shares outstanding:
Initial Class	57,277	29,007	95,076		(27,190	) (b)	154,170
Service Class	356	1,837	2,995		(493	) (b)	4,695
Net asset value and offering price per share:
Initial Class	7.79	10.00	12.46		(17.79	) (c)(g)	12.46
Service Class	7.79	10.08	12.52		(17.87	) (c)(g)	12.52

Investment Securities, at cost	$451,827	$321,288	$1,176,048				$1,949,163
Repurchase agreement, at cost	18,294	841	—				19,135
Securities loaned, at value	—	1,754	14,015				15,769

(a)- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP into Transamerica BlackRock Large Cap Value VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Assuming only the Transamerica American Century				Assuming only the Transamerica T. Rowe Price
	Large Company Value VP Reorganization				Equity Income VP Reorganization
				Combined Pro Forma Transamerica BlackRock				Combined Pro Forma Transamerica BlackRock
	Adjustments			Large Cap Value VP	Adjustments			Large Cap Value VP
Assets:
Investment securities, at value	$			$1,669,312	$			$1,546,108
Repurchase agreement, at value				18,294				841
Cash on deposit with custodian				1,102				—
Receivables:
Investment securities sold				150				422
Shares sold				53				125
Interest				—				6
Securities lending income (net)				16				17
Dividends				1,928				1,856
Dividend reclaims				19				47

		—		1,690,874		—		1,549,422

Liabilities:
Accounts payable and accrued liabilities:
Due to custodian				13				13
Investment securities purchased				2,989				244
Shares redeemed				1,137				1,271
Management and advisory fees				1,111				995
Distribution and service fees				8				12
Transfer agent fees				1				1
Administration fees				29				26
Printing and shareholder reports fees				35				55
Audit and tax fees				24				24
Variation margin				140				—
Other		93	(g)	143		58	(g)	105
Collateral for securities on loan				14,341				16,160

		93		19,971		58		18,906

Net assets		$(93)		$1,670,903		$(58)		$1,530,516

Net assets consist of:
Capital stock ($.01 par value)		$(216	) (a)	$1,341		$(61	) (a)	$1,228
Additional paid-in capital		(114,046	) (a)	2,124,421		(32,304	) (a)	1,977,089
Undistributed net investment income		(7,824	) (a)(g)	13,254		(6,041	) (a)(g)	13,289
Accumulated net realized loss from investment securities and foreign currency transactions		121,993	(a)	(509,861)		38,348	(a)	(509,861)
Net unrealized appreciation/(depreciation) on:
Investment securities				41,437				48,772
Futures contracts				311				—
Translation of assets and liabilities denominated in foreign currencies				—				(1)

Net assets		$(93)		$1,670,903		$(58)		$1,530,516

Net assets by class:
Initial Class		(92	) (g)	1,630,627		(56	) (g)	1,474,504
Service Class		(1	) (g)	40,276		(2	) (g)	56,012
Shares outstanding:
Initial Class		(21,464	) (b)	130,889		(5,727	) (b)	118,356
Service Class		(134	) (b)	3,217		(358	) (b)	4,474
Net asset value and offering price per share:
Initial Class		(7.79	) (c)(g)	12.46		(10.00	) (c)(g)	12.46
Service Class		(7.79	) (c)(g)	12.52		(10.08	) (c)(g)	12.52

Investment Securities, at cost				$1,627,875				$1,497,336
Repurchase agreement, at cost				18,294				841
Securities loaned, at value				14,015				15,769

(a) - (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP into Transamerica BlackRock Large Cap Value VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

	Transamerica American	Transamerica T.	Transamerica				Combined Pro Forma
	Century Large Company	Rowe Price Equity	BlackRock Large Cap				Transamerica BlackRock
	Value VP	Income VP	Value VP	Adjustments			Large Cap Value VP
Investment income:

Dividend income	$11,097	$8,066	$19,779	$			$38,942
Withholding taxes on foreign dividends	(113)	(60)	—				(173)
Interest income	2	110	9				121
Income from loaned securities (net)	18	58	84				160

	11,004	8,174	19,872		—		39,050

Expenses:
Management and advisory fees	3,070	2,033	6,053		(676	) (d)	10,480
Printing and shareholder reports	10	52	83				145
Custody fees	44	38	65		(34	) (e)	113
Administration fees	75	54	155				284
Legal fees	19	14	43				76
Audit and tax fees	20	21	19		(33	) (f)	27
Trustees fees	14	10	30				54
Transfer agent fees	7	5	13				25
Distribution & Service fees:
Service Class	4	35	45				84
Other	8	7	18				33

Total expenses	3,270	2,269	6,524		(743)		11,321

Net investment income	7,733	5,905	13,348		743		27,729

Net realized gain (loss) from:
Investment securities	(67,442)	(30,148)	(87,953)		—		(185,543)
Futures contracts	3,669	—	—		—		3,669
Foreign currency transactions	—	2	—				2

	(63,773)	(30,146)	(87,953)		—		(181,872)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	128,824	86,395	188,150		—		403,369
Futures contracts	386	—	—		—		386

	129,210	86,395	188,150		—		403,755

Net realized and unrealized gain	65,437	56,249	100,197		—		221,883

Net increase in net assets resulting from operations	$73,170	$62,154	$113,545		$743		$249,612

(a) – (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP into Transamerica BlackRock Large Cap Value VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

	Assuming only the Transamerica				Assuming only the Transamerica T.
	American Century Large Company Value				Rowe Price Equity Income VP
	VP Reorganization				Reorganization
				Combined				Combined
				Pro Forma				Pro Forma
				Transamerica BlackRock				Transamerica BlackRock
	Adjustments			Large Cap Value VP	Adjustments			Large Cap Value VP
Investment income:

Dividend income	$			$30,876	$			$27,845
Withholding taxes on foreign dividends				(113)				(60)
Interest income				11				119
Income from loaned securities (net)				102				142

		—		30,876		—		28,046

Expenses:
Management and advisory fees		(407	) (d)	8,716		(32	) (d)	8,054
Printing and shareholder reports				93				135
Custody fees		(16	) (e)	93		(18	) (e)	85
Administration fees				230				209
Legal fees				62				57
Audit and tax fees		(16	) (f)	23		(17	) (f)	23
Trustees fees				44				40
Transfer agent fees				20				18
Distribution & Service fees:
Service Class				49				80
Other				26				25

Total expenses		(439)		9,356		(67)		8,726

Net investment income		439		21,520		67		19,320

Net realized gain (loss) from:
Investment securities		—		(155,395)		—		(118,101)
Futures contracts		—		3,669		—		—
Foreign currency transactions				—				2

		—		(151,726)		—		(118,099)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities		—		316,974		—		274,545
Futures contracts		—		386		—		—

		—		317,360		—		274,545

Net realized and unrealized gain		—		165,634		—		156,446

Net increase in net assets resulting from operations		$439		$187,154		$67		$175,766

(a) – (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP into Transamerica Jennison Growth VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2009
(all amounts except share amounts in thousands)
(unaudited)

				Transamerica T. Rowe Price Growth				Pro Forma
		Transamerica Marsico Growth VP		Stock VP		Transamerica Jennison GrowthVP		Transamerica Jennison Growth VP
		Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (95.3%)
Aerospace & Defense
General Dynamics Corp.		208,451	$14,210	—	$—	—	$—	208,451	$14,210
Precision Castparts Corp.		—	—	36,800	4,061	43,820	4,836	80,620	8,897
United Technologies Corp.		—	—	—	—	67,550	4,689	67,550	4,689
Air Freight & Logistics
Expeditors International of Washington, Inc.		—	—	72,500	2,518	—	—	72,500	2,518
FedEx Corp.		—	—	28,700	2,395	—	—	28,700	2,395
Auto Components
Johnson Controls, Inc.		—	—	—	—	112,600	3,067	112,600	3,067
Beverages
PepsiCo, Inc.		—	—	70,100	4,262	86,300	5,247	156,400	9,509
Biotechnology
Celgene Corp.	‡	—	—	34,300	1,910	131,600	7,327	165,900	9,237
Biotechnology
Gilead Sciences, Inc.	‡	249,784	10,811	149,100	6,453	232,905	10,080	631,789	27,344
Vertex Pharmaceuticals, Inc.	‡	—	—	31,900	1,367	76,400	3,274	108,300	4,641
Capital Markets
BlackRock, Inc. - Class A		—	—	5,700	1,324	—	—	5,700	1,324
Charles Schwab Corp.		—	—	179,300	3,374	367,500	6,916	546,800	10,290
Franklin Resources, Inc.		—	—	30,900	3,255	—	—	30,900	3,255
Goldman Sachs Group, Inc.		103,045	17,398	23,600	3,985	70,900	11,971	197,545	33,354
Morgan Stanley		—	—	108,400	3,209	25,800	764	134,200	3,973
Northern Trust Corp.		—	—	35,600	1,865	—	—	35,600	1,865
State Street Corp.		—	—	23,300	1,014	—	—	23,300	1,014
TD Ameritrade Holding Corp.	‡	—	—	110,600	2,143	—	—	110,600	2,143
Chemicals
Air Products & Chemicals, Inc.		68,668	5,566	—	—	—	—	68,668	5,566
Dow Chemical Co.		688,917	19,035	—	—	—	—	688,917	19,035
Monsanto Co.		—	—	28,300	2,314	21,600	1,766	49,900	4,080
Potash Corp. of Saskatchewan, Inc.		61,858	6,712	—	—	—	—	61,858	6,712
PPG Industries, Inc.		135,978	7,960	—	—	—	—	135,978	7,960
Praxair, Inc.		145,084	11,652	59,400	4,770	50,500	4,056	254,984	20,478
Commercial Banks
HSBC Holdings PLC - ADR		199,700	11,401	—	—	—	—	199,700	11,401
PNC Financial Services Group, Inc.		—	—	35,800	1,890	—	—	35,800	1,890
U.S. Bancorp		375,251	8,447	164,100	3,694	—	—	539,351	12,141
Wells Fargo & Co.		659,699	17,805	105,800	2,856	—	—	765,499	20,661
Commercial Services & Supplies
Republic Services, Inc. - Class A		—	—	59,400	1,682	—	—	59,400	1,682
Communications Equipment
Cisco Systems, Inc.	‡	—	—	205,100	4,910	421,300	10,086	626,400	14,996
Juniper Networks, Inc.	‡	—	—	142,000	3,787	137,500	3,667	279,500	7,454
QUALCOMM, Inc.		379,471	17,554	164,200	7,596	363,000	16,792	906,671	41,942
Computers & Peripherals
Apple, Inc.	‡	128,991	27,199	116,200	24,502	107,705	22,711	352,896	74,412
Hewlett-Packard Co.		—	—	29,200	1,504	257,100	13,243	286,300	14,747
International Business Machines Corp.		137,029	17,937	21,400	2,801	—	—	158,429	20,738
NetApp, Inc.	‡	—	—	—	—	254,200	8,742	254,200	8,742
Toshiba Corp.	‡	—	—	214,000	1,187	—	—	214,000	1,187
Consumer Finance
American Express Co.		238,857	9,678	85,600	3,469	—	—	324,457	13,147
Diversified Financial Services
Bank of America Corp.		—	—	56,900	857	—	—	56,900	857
CME Group, Inc. - Class A		—	—	5,800	1,949	—	—	5,800	1,949
IntercontinentalExchange, Inc.	‡	—	—	25,100	2,819	—	—	25,100	2,819
Invesco, Ltd.		—	—	162,900	3,827	—	—	162,900	3,827
JPMorgan Chase & Co.		371,147	15,466	180,300	7,513	112,000	4,667	663,447	27,646
Electrical Equipment
Rockwell Automation, Inc.		—	—	29,600	1,391	—	—	29,600	1,391
Electronic Equipment & Instruments
Agilent Technologies, Inc.	‡	—	—	—	—	127,696	3,968	127,696	3,968
Dolby Laboratories, Inc. - Class A	‡	—	—	65,100	3,107	—	—	65,100	3,107
Energy Equipment & Services
Cameron International Corp.	‡	—	—	61,900	2,587	—	—	61,900	2,587
Schlumberger, Ltd.		—	—	96,700	6,294	139,500	9,080	236,200	15,374
Smith International, Inc.		—	—	14,500	394	—	—	14,500	394
Transocean, Ltd.	‡	278,471	23,057	—	—	—	—	278,471	23,057
Food & Staples Retailing
Costco Wholesale Corp.		—	—	50,800	3,006	117,500	6,952	168,300	9,958
Food Products
Nestle SA		—	—	30,360	1,473	—	—	30,360	1,473
Unilever PLC		—	—	—	—	240,700	7,716	240,700	7,716
Health Care Equipment & Supplies
Alcon, Inc.		—	—	—	—	67,700	11,126	67,700	11,126
Baxter International, Inc.		—	—	—	—	149,000	8,743	149,000	8,743
Covidien PLC		—	—	4,700	225	—	—	4,700	225
Intuitive Surgical, Inc.	‡	—	—	12,300	3,731	—	—	12,300	3,731
Stryker Corp.		—	—	43,600	2,196	—	—	43,600	2,196
Express Scripts, Inc.	‡	—	—	88,500	7,651	28,000	2,421	116,500	10,072
McKesson Corp.		—	—	54,900	3,431	—	—	54,900	3,431
Medco Health Solutions, Inc.	‡	—	—	212,600	13,587	195,100	12,469	407,700	26,056
WellPoint, Inc.	‡	—	—	19,600	1,142	—	—	19,600	1,142

				Transamerica T. Rowe Price Growth				Pro Forma
		Transamerica Marsico Growth VP		Stock VP		Transamerica Jennison GrowthVP		Transamerica Jennison Growth VP
		Shares	Value	Shares	Value	Shares	Value	Shares	Value
Hotels, Restaurants & Leisure
Carnival Corp.	‡	—	—	26,100	827	—	—	26,100	827
Marriott International, Inc. - Class A		—	—	120,287	3,278	175,143	4,773	295,430	8,051
McDonald’s Corp.		361,007	22,541	—	—	—	—	361,007	22,541
MGM Mirage, Inc.	‡ ^	—	—	30,500	278	—	—	30,500	278
Starbucks Corp.	‡	—	—	169,600	3,911	88,600	2,043	258,200	5,954
Wynn Macau, Ltd.	‡	—	—	354,800	438	—	—	354,800	438
Wynn Resorts, Ltd.	^	68,251	3,974	—	—	—	—	68,251	3,974
Yum! Brands, Inc.		—	—	59,100	2,067	—	—	59,100	2,067
Household Products
Colgate-Palmolive Co.		—	—	—	—	78,100	6,416	78,100	6,416
Procter & Gamble Co.		—	—	52,357	3,174	—	—	52,357	3,174
Industrial Conglomerates
3M Co.		—	—	34,200	2,827	—	—	34,200	2,827
McDermott International, Inc.	‡	—	—	61,800	1,484	—	—	61,800	1,484
Insurance
Sun Life Financial, Inc.		—	—	68,600	1,984	—	—	68,600	1,984
Internet & Catalog Retail
Amazon.com, Inc.	‡	91,231	12,272	93,300	12,551	143,600	19,317	328,131	44,140
Expedia, Inc.	‡	—	—	102,445	2,634	—	—	102,445	2,634
priceline.com, Inc.	‡	19,333	4,224	8,200	1,792	—	—	27,533	6,016
Internet Software & Services
Baidu, Inc. - ADR	‡	36,434	14,983	6,900	2,837	10,827	4,452	54,161	22,272
Google, Inc. - Class A	‡	39,095	24,238	36,100	22,381	37,922	23,511	113,117	70,130
Tencent Holdings, Ltd.		—	—	228,400	4,946	165,900	3,592	394,300	8,538
Yahoo!, Inc.	‡	301,905	5,066	—	—	—	—	301,905	5,066
IT Services
Accenture PLC - Class A		—	—	94,600	3,926	—	—	94,600	3,926
Automatic Data Processing, Inc.		—	—	57,700	2,471	—	—	57,700	2,471
Cielo SA		—	—	104,600	922	—	—	104,600	922
Mastercard, Inc. - Class A		60,103	15,385	19,100	4,889	52,900	13,541	132,103	33,815
Visa, Inc. - Class A		185,370	16,212	131,900	11,536	155,500	13,600	472,770	41,348
Western Union Co.		—	—	177,400	3,344	—	—	177,400	3,344
Life Sciences Tools & Services
Illumina, Inc.	‡	—	—	20,100	616	73,200	2,244	93,300	2,860
Machinery
Cummins, Inc.		—	—	—	—	50,310	2,307	50,310	2,307
Danaher Corp.		—	—	152,600	11,476	—	—	152,600	11,476
Deere & Co.		—	—	27,600	1,493	—	—	27,600	1,493
PACCAR, Inc.		—	—	60,700	2,202	—	—	60,700	2,202
Media
DIRECTV - Class A	‡	134,280	4,478	—	—	—	—	134,280	4,478
McGraw-Hill Cos., Inc.		—	—	92,000	3,083	—	—	92,000	3,083
Walt Disney Co.		—	—	97,300	3,138	282,600	9,114	379,900	12,252
Metals & Mining
Agnico-Eagle Mines, Ltd.		—	—	15,400	832	—	—	15,400	832
BHP Billiton PLC - ADR	^	209,700	13,389	—	—	—	—	209,700	13,389
BHP Billiton, Ltd.		—	—	84,816	3,246	—	—	84,816	3,246
Multiline Retail
Dollar General Corp.	‡	—	—	—	—	40,500	908	40,500	908
Kohl’s Corp.	‡	—	—	37,900	2,044	113,700	6,132	151,600	8,176
Nordstrom, Inc.		104,620	3,932	—	—	—	—	104,620	3,932
Target Corp.		—	—	—	—	122,900	5,945	122,900	5,945
Oil, Gas & Consumable Fuels
Apache Corp.		—	—	—	—	31,200	3,219	31,200	3,219
EOG Resources, Inc.		108,670	10,574	31,500	3,065	—	—	140,170	13,639
Exxon Mobil Corp.		—	—	18,790	1,281	—	—	18,790	1,281
Murphy Oil Corp.		—	—	34,500	1,870	—	—	34,500	1,870
Occidental Petroleum Corp.		—	—	—	—	115,400	9,388	115,400	9,388
Petroleo Brasileiro SA - ADR		364,504	17,380	—	—	113,800	5,426	478,304	22,806
Petroleo Brasileiro SA Class A - ADR		—	—	122,000	5,172	—	—	122,000	5,172
Southwestern Energy Co.	‡	—	—	—	—	101,300	4,883	101,300	4,883
Suncor Energy, Inc.		—	—	107,700	3,803	—	—	107,700	3,803
Pharmaceuticals
Abbott Laboratories		330,555	17,847	—	—	102,400	5,529	432,955	23,376
Allergan, Inc.		—	—	77,900	4,908	—	—	77,900	4,908
Johnson & Johnson		188,758	12,158	—	—	—	—	188,758	12,158
Merck & Co., Inc.	‡	347,150	12,685	—	—	—	—	347,150	12,685
Mylan, Inc.	‡	—	—	—	—	162,000	2,986	162,000	2,986
Novartis AG - ADR		—	—	—	—	88,100	4,795	88,100	4,795
Pfizer, Inc.		—	—	—	—	254,800	4,635	254,800	4,635
Roche Holding AG - ADR		—	—	—	—	111,300	4,697	111,300	4,697
Shire PLC - ADR		—	—	—	—	87,870	5,158	87,870	5,158
Teva Pharmaceutical Industries, Ltd. - ADR		—	—	43,400	2,438	158,100	8,882	201,500	11,320
Road & Rail
Norfolk Southern Corp.		217,210	11,386	—	—	—	—	217,210	11,386
Union Pacific Corp.		352,287	22,511	10,900	697	82,000	5,240	445,187	28,448
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	‡	—	—	—	—	464,700	4,498	464,700	4,498
Analog Devices, Inc.		—	—	—	—	171,000	5,400	171,000	5,400
Broadcom Corp. - Class A	‡	—	—	63,300	1,991	—	—	63,300	1,991
Cree, Inc.	‡	—	—	—	—	54,300	3,061	54,300	3,061
Intel Corp.		—	—	98,600	2,011	316,500	6,457	415,100	8,468
Marvell Technology Group, Ltd.	‡	—	—	213,700	4,434	—	—	213,700	4,434
Samsung Electronics Co., Ltd.		—	—	1,460	1,001	—	—	1,460	1,001
Software
Adobe Systems, Inc.	‡	183,499	6,749	—	—	320,800	11,799	504,299	18,548
Autodesk, Inc.	‡	—	—	70,700	1,796	—	—	70,700	1,796
McAfee, Inc.	‡	—	—	69,700	2,828	—	—	69,700	2,828
Microsoft Corp.		—	—	245,300	7,479	637,900	19,450	883,200	26,929
Salesforce.com, Inc.	‡	—	—	27,900	2,058	86,010	6,345	113,910	8,403
VMware, Inc. - Class A	‡	—	—	—	—	40,600	1,721	40,600	1,721

				Transamerica T. Rowe Price Growth				Pro Forma
		Transamerica Marsico Growth VP		Stock VP		Transamerica Jennison Growth VP		Transamerica Jennison Growth VP
		Shares	Value	Shares	Value	Shares	Value	Shares	Value
Specialty Retail
AutoZone, Inc.	‡	—	—	30,200	4,774	—	—	30,200	4,774
Carmax, Inc.	‡	—	—	84,700	2,054	—	—	84,700	2,054
Lowe’s Cos., Inc.		—	—	149,400	3,494	—	—	149,400	3,494
O’Reilly Automotive, Inc.	‡	—	—	35,400	1,349	—	—	35,400	1,349
Staples, Inc.		—	—	—	—	96,700	2,377	96,700	2,377
Tiffany & Co.		—	—	—	—	80,504	3,461	80,504	3,461
Textiles, Apparel & Luxury Goods
Coach, Inc.		—	—	—	—	75,860	2,770	75,860	2,770
Nike, Inc. - Class B		200,885	13,272	42,400	2,801	132,260	8,738	375,545	24,811
Trading Companies & Distributors
Fastenal Co.	^	—	—	29,700	1,237	—	—	29,700	1,237
Wireless Telecommunication Services
American Tower Corp. - Class A	‡	212,420	9,180	149,400	6,455	—	—	361,820	15,635
Crown Castle International Corp.	‡	—	—	228,300	8,913	—	—	228,300	8,913
Leap Wireless International, Inc.	‡	—	—	30,378	533	—	—	30,378	533
MetroPCS Communications, Inc.	‡	—	—	84,400	644	—	—	84,400	644

			516,324		378,990		465,186		1,360,500

		Total Cost ($428,789)		Total Cost ($317,225)		Total Cost ($378,018)		Total Cost ($1,124,032)

INVESTMENT COMPANY (0.1%)
Capital Markets
T. Rowe Price Prime Reserve Fund		—	—	1,132,350	1,132	—	—	1,132,350	1,132

			—		1,132		—		1,132

				Total Cost ($1,132)				Total Cost ($1,132)

PREFERRED STOCK (0.6%)
Commercial Banks
Wells Fargo & Co., 8.00%	^	80,025	2,057	—	—	—	—	80,025	2,057
Diversified Financial Services
Bank of America Corp., 10.00%	‡	—	—	99,700	1,488	308,100	4,597	407,800	6,085

			2,057		1,488		4,597		8,142

		Total Cost ($1,536)		Total Cost ($1,496)		Total Cost ($4,734)		Total Cost ($7,766)

SECURITIES LENDING COLLATERAL (0.5%)
State Street Navigator Securities		5,575,200	5,575	1,197,400	1,197	—	—	6,772,600	6,772

Lending Trust — Prime Portfolio, 0.24%			5,575		1,197		—		6,772

		Total Cost ($5,575)		Total Cost ($1,197)				Total Cost ($6,772)

		Principal	Value	Principal	Value	Principal	Value	Principal	Value
REPURCHASE AGREEMENT (4.0%)
State Street Repurchase Agreement
0.01%, dated 12/31/09, to be repurchased at $15,543 on 01/04/2010 Collateralized by U.S. Governement Obligations and U.S. Government Obligations, Zero Coupon to 5.00%, due 06/17/2010 to 07/01/2018, and with market values of $58,311		$44,827	44,827	$1,653	1,653	$10,683	10,683	$57,163	57,163

			44,827		1,653		10,683		57,163

		Total Cost ($44,827)		Total Cost ($1,653)		Total Cost ($10,683)		Total Cost ($57,163)

Total Investment Securities Cost			480,727		322,703		393,435		1,196,865

Total Investment Securities Value			568,783		384,460		480,466		1,433,709
Other Assets and Liabilities, net			(5,350)		(1,284)		(293)		(6,927)

Net Assets			$563,433		$383,176		$480,173		$1,426,782

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $6,773.
As of December 31, 2009, all securities held by each Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

Reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP into Transamerica Jennison Growth VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Transamerica	Transamerica T.	Transamerica				Combined
	Marsico Growth	Rowe Price	Jennison Growth				Pro Forma Transamerica
	VP	Growth Stock VP	VP	Adjustments			Jennison Growth VP
Assets:
Investment securities, at value	$523,956	$382,807	$469,783	$			$1,376,546
Repurchase agreement, at value	44,827	1,653	10,683				57,163
Foreign Currency, at value	—	13	—				13
Receivables:
Investment securities sold	1,170	—	387				1,557
Shares sold	55	8	6				69
Securities lending income (net)	4	1	—				5
Dividends	591	341	423				1,355
Dividend reclaims	28	54	68				150

	570,631	384,877	481,350		—		1,436,858

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	633	55	678				1,366
Shares redeemed	539	93	95				727
Management and advisory fees	365	253	315				933
Distribution and service fees	3	1	1				5
Deferred foreign taxes	—	1	—				1
Transfer agent fees	1	—	1				2
Administration fees	9	6	8				23
Printing and shareholder report fees	8	9	2				19
Audit and tax fees	8	8	8				24
Other	19	21	18		146	(g)	204
Collateral for securities on loan	5,575	1,197	—				6,772

	7,160	1,644	1,126		146		10,076

Net assets	$563,471	$383,233	$480,224		$(146)		$1,426,782

Net assets consist of:
Capital stock ($.01 par value)	$608	$195	$682		$542	(a)	$2,027
Additional paid-in capital	631,042	403,490	420,008		(238,988	) (a)	1,215,552
Undistributed net investment income	3,464	402	488		(4,012	) (a)(g)	342
Accumulated net realized loss from investment securities and foreign currency transactions	(159,699)	(82,613)	(27,985)		242,312	(a)	(27,985)
Net unrealized appreciation on:
Investment securities	88,056	61,757	87,031				236,844
Translation of assets and liabilities denominated in foreign currencies	—	2	—				2

Net assets	$563,471	$383,233	$480,224		$(146)		$1,426,782

Net assets by class:
Initial Class	547,844	376,669	476,900		(144	) (g)	1,401,269
Service Class	15,627	6,564	3,324		(2	) (g)	25,513
Shares outstanding:
Initial Class	59,094	19,129	67,741		53,100	(b)	199,064
Service Class	1,700	336	478		1,157	(b)	3,671
Net asset value and offering price per share:
Initial Class	9.27	19.69	7.04		(28.96	) (c)(g)	7.04
Service Class	9.19	19.56	6.95		(28.75	) (c)(g)	6.95

Investment Securities, at cost	$435,900	$321,050	$382,752				$1,139,702
Repurchase agreement, at cost	44,827	1,653	10,683				57,163
Foreign currency, at cost	—	13	—				13
Securities loaned, at value	5,457	1,169	—				6,626

(a)	- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP into Transamerica Jennison Growth VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Assuming only the Transamerica Marsico Growth				Assuming only the Transamerica T. Rowe Price
	VP Reorganization				Growth Stock VP Reorganization
				Combined				Combined
				Pro Forma Transamerica				Pro Forma Transamerica
	Adjustments			Jennison Growth VP	Adjustments			Jennison Growth VP
Assets:
Investment securities, at value	$			$993,739	$			$852,590
Repurchase agreement, at value				55,510				12,336
Foreign Currency, at value				—				13
Receivables:
Investment securities sold				1,557				387
Shares sold				61				14
Securities lending income (net)				4				1
Dividends				1,014				764
Dividend reclaims				96				122

		—		1,051,981		—		866,227

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased				1,311				733
Shares redeemed				634				188
Management and advisory fees				680				568
Distribution and service fees				4				2
Deferred foreign taxes				—				1
Transfer agent fees				2				1
Administration fees				17				14
Printing and shareholder report fees				10				11
Audit and tax fees				16				16
Other		89	(g)	126		108	(g)	147
Collateral for securities on loan				5,575				1,197

		89		8,375		108		2,917

Net assets		$(89)		$1,043,606		$(108)		$863,349

Net assets consist of:
Capital stock ($.01 par value)		$193	(a)	$1,483		$350	(a)	$1,227
Additional paid-in capital		(156,428	) (a)	894,622		(82,561	) (a)	740,937
Undistributed net investment income		(3,553	) (a)(g)	399		(510	) (a)(g)	380
Accumulated net realized loss from investment securities and foreign currency transactions		159,699	(a)	(27,985)		82,613	(a)	(27,985)
Net unrealized appreciation on:
Investment securities				175,087				148,788
Translation of assets and liabilities denominated in foreign currencies				—				2

Net assets		$(89)		$1,043,606		$(108)		$863,349

Net assets by class:
Initial Class		(88	) (g)	1,024,656		(107	) (g)	853,462
Service Class		(1	) (g)	18,950		(1	) (g)	9,887
Shares outstanding:
Initial Class		18,725	(b)	145,560		34,375	(b)	121,245
Service Class		548	(b)	2,726		608	(b)	1,422
Net asset value and offering price per share:
Initial Class		(9.27	) (c)(g)	7.04		(19.69	) (c)(g)	7.04
Service Class		(9.19	) (c)(g)	6.95		(19.56	) (c)(g)	6.95

Investment Securities, at cost				$818,652				$703,802
Repurchase agreement, at cost				55,510				12,336
Foreign currency, at cost				—				13
Securities loaned, at value				5,457				1,169

(a)	- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP into Transamerica Jennison Growth VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

							Combined
							Pro Forma
		Transamerica T.	Transamerica				Transamerica
	Transamerica	Rowe Price Growth	Jennison Growth				Jennison Growth
	Marsico Growth VP	Stock VP	VP	Adjustments			VP
Investment income:

Dividend income	$7,294	$3,173	$3,438	$			$13,905
Withholding taxes on foreign dividends	(60)	(58)	(72)				(190)
Interest income	4	16	1				21
Securities lending income (net)	65	2	1				68

	7,303	3,133	3,368		—		13,804

Expenses:
Management and advisory fees	3,697	2,527	2,648		(721	) (d)	8,151
Printing and shareholder reports	25	21	10				56
Custody fees	51	42	48		(33	) (e)	108
Administration fees	95	64	67				226
Legal fees	24	16	17				57
Audit fees	18	40	17		(50	) (f)	25
Trustees fees	18	12	13				43
Transfer agent fees	9	6	6				21
Distribution & Service fees:
Service Class	26	10	4				40
Other	11	7	5				23

Total expenses	3,974	2,745	2,835		(804)		8,750

Net investment income	3,329	388	533		804		5,054

Net realized gain (loss) from:
Investment securities	(46,012)	(35,687)	1,594		—		(80,105)
Foreign currency transactions	—	(2)	(45)				(47)

	(46,012)	(35,689)	1,549		—		(81,701)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	159,644	151,923	123,285		—		434,852
Translation of assets and liabilities denominated in foreign currencies	—	(1)	(2)				(3)

	159,644	151,922	123,283		—		434,849

Net realized and unrealized gain	113,632	116,233	124,832		—		354,697

Net increase in net assets resulting from operations	$116,961	$116,621	$125,365		$804		$359,751

(a)	- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP into Transamerica Jennison Growth VP
PRO FORMA STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(all amounts in thousands)
(unaudited)

					Assuming only the Transamerica T.
	Assuming only the Transamerica Marsico				Rowe Price Growth Stock VP
	Growth VP Reorganization				Reorganization
				Combined				Combined
				Pro Forma				Pro Forma
				Transamerica				Transamerica
				Jennison Growth				Jennison Growth
	Adjustments			VP	Adjustments			VP
Investment income:

Dividend income	$			$10,732	$			$6,611
Withholding taxes on foreign dividends				(132)				(130)
Interest income				5				17
Securities lending income (net)				66				3

		—		10,671		—		6,501

Expenses:
Management and advisory fees		(291	) (d)	6,054		(235	) (d)	4,940
Printing and shareholder reports				35				31
Custody fees		(15	) (e)	84		(18	) (e)	72
Administration fees				162				131
Legal fees				41				33
Audit fees		(14	) (f)	21		(36	) (f)	21
Trustees fees				31				25
Transfer agent fees				15				12
Distribution & Service fees:
Service Class				30				14
Other				16				12

Total expenses		(320)		6,489		(289)		5,291

Net investment income		320		4,182		289		1,210

Net realized gain (loss) from:
Investment securities		—		(44,418)		—		(34,093)
Foreign currency transactions				(45)				(47)

		—		(44,463)		—		(34,140)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities		—		282,929		—		275,208
Translation of assets and liabilities denominated in foreign currencies				(2)				(3)

		—		282,927		—		275,205

Net realized and unrealized gain		—		238,464		—		241,065

Net increase in net assets resulting from operations		$320		$242,646		$289		$242,275

(a)	- (h) See Note 3 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

REORGANIZATION
For the period ended December 31, 2009
(All amounts in thousands)
(unaudited)
NOTE 1 — GENERAL
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Portfolios listed in the Target Portfolio & Shares column (“Target Funds”) in the table below in exchange for shares of the Portfolios listed in the Destination Portfolio & Shares column (“Acquiring Funds”) and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds as described elsewhere in this Information Statement/Proxy Statement/Prospectus.

Group	Target Portfolio & Shares	Destination Portfolio & Shares
Group 1	Transamerica Science & Technology VP	Transamerica Diversified Equity VP*
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica Munder Net50 VP	Transamerica Diversified Equity VP*
	Initial Class	Initial Class
	Service Class	Service Class

Group 2	Transamerica Value Balanced VP	Transamerica Balanced VP
	Initial Class	Initial Class
	Service Class	Service Class

Group 3	Transamerica American Century Large Company Value VP	Transamerica BlackRock Large Cap Value VP
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica T. Rowe Price Equity Income VP	Transamerica BlackRock Large Cap Value VP
	Initial Class	Initial Class
	Service Class	Service Class

Group 4	Transamerica Marsico Growth VP	Transamerica Jennison Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

	Transamerica T. Rowe Price Growth Stock VP	Transamerica Jennison Growth VP
	Initial Class	Initial Class
	Service Class	Service Class

*	As of the date of this Information Statement/Proxy Statement/Prospectus, the Portfolio’s name is Transamerica Templeton Global VP. The Portfolio’s name, investment objective and principal investment strategies and policies, and sub-adviser will be changed on or about May 1, 2010. The Portfolio will be renamed Transamerica Diversified Equity VP.
The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Target Funds, nor the Acquiring Funds, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Agreement and Plan of Reorganization. As a condition to the Closing, the Target Funds will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will be considered tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target Funds.

The “Pro Forma Funds” as identified in these financial statements represent the combined funds after the mergers, with the Acquiring Funds treated as the accounting survivors for financial reporting purposes. Management believes the Acquiring Funds to be the accounting survivors. Various criteria are considered in this determination, such as: investment objective/style to remain consistent with the Acquiring Funds; portfolio size; fee and expense structure relative to the Target Funds; and length of history of the Acquiring Funds in comparison to the Target Funds.
Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Funds for shares of the Acquiring Funds will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Fund in exchange for shares of the Acquiring Funds at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on December 31, 2009. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective December 31, 2008, to report operations for the twelve months ended December 31, 2009.
All Funds qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Each reorganization is expected to be a tax free exchange of the shares of each respective Target Fund for shares of the corresponding Acquiring Fund.
In preparing the Acquiring Funds’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Funds, which are included in their respective annual reports dated December 31, 2009.
NOTE 2 — SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value, The Fund values its investments at the close of the New York Stock Exchange (“NYSE”). normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1. that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds. credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to. the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.
Preferred stock, repurchase agreements. and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. Generally. TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management. Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation. including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC’) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques. including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the TAM Valuation Committee under the supervision of the Board of Trustees.
NOTE 3 — PRO FORMA ADJUSTMENTS
The Pro Forma adjustments below reflect the impact of the mergers.
(a)	To adjust the Pro Forma Funds Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Funds.

(b)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Acquiring Fund’s net asset value.

(c)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Fund at the Acquiring Fund’s net asset value.

(d)	To restate management and advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Funds at the combined average daily net assets of the Target Funds and Acquiring Funds.

(e)	To remove duplicate Custody fees.

(f)	To remove duplicate Audit and tax fees.

(g)	To adjust net assets for costs associated with the Reorganizations.

(h)	To remove non-recurring Portfolio expenses.

NOTE 4 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS
Transamerica Asset Management, Inc’s (“TAM”) is the Target and Acquiring Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Target and Acquiring Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Target and Acquiring Funds’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of and sub-adviser to certain of the Acquiring Funds.
Certain officers and trustees of the Acquiring Funds are also officers and/or directors of TAM, TFS, and TCI.
Investment Advisory Fees
Investment advisory fees are paid by each of the Acquiring Funds pursuant to an agreement between each Acquiring Fund and TAM (the “Advisory Agreement”). The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either a fund, TAM or by a vote of shareholders of a fund. The Advisory Agreement may be continued from year to year so long as such continuance is specifically approved annually by the Board of Trustees. The Acquiring Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica Diversified Equity VP	Transamerica Balanced VP
0.75% of the first $500 million	0.80% of the first $250 million
0.725% of assets over $500 million up to $1.5 billion	0.75% over $250 million up to $500 million
0.70% in excess of $1.5 billion	0.70% over $500 million up to $1.5 billion
0.625% in excess of $1.5 billion

Transamerica BlackRock Large Cap Value VP	Transamerica Jennison Growth VP
0.80% of the first $250 million	0.80% of the first $250 million
0.775% over $250 million up to $750 million	0.775% over $250 million up to $500 million
0.75% in excess of $750 million	0.70% over $500 million up to $1 billion
0.675% over $1 billion up to $1.5 billion
0.65% in excess of $1.5 billion
If the Reorganizations are consummated, the Acquiring Funds will pay management fees to TAM based on ANA at the following breakpoints:

Transamerica Diversified Equity VP	Transamerica Balanced VP
0.73% of the first $500 million	0.75% of the first $500 million
0.70% of assets over $500 million up to $2.5 billion	0.65% over $500 million up to $1 billion
0.65% in excess of $2.5 billion	0.60% in excess of $1 billion

Transamerica BlackRock Large Cap Value VP	Transamerica Jennison Growth VP
0.80% of the first $250 million	0.80% of the first $250 million
0.775% over $250 million up to $750 million	0.75% over $250 million up to $500 million
0.75% over $750 million up to $1 billion	0.70% over $500 million up to $1 billion
0.65% over $1 billion up to $2 billion	0.60% in excess of $1 billion
0.625% in excess of $2 billion

If the Reorganizations are consummated, TAM has contractually agreed through April 30, 2011 to waive its advisory fee and will reimburse the Acquiring Funds to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limits:

Transamerica Diversified Equity VP	0.85%
Transamerica Balanced VP	1.20%
Transamerica BlackRock Large Cap Value VP	1.00%
Transamerica Jennison Growth VP	0.94%
If the Acquiring Funds’ expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Acquiring Funds may be required to pay the adviser a portion or all of the previously reimbursed expenses.
NOTE 5 — COSTS ASSOCIATED WITH THE REORGANIZATIONS
The cost of the Reorganizations will be shared equally by TAM and, subject to certain limitations, the Target Funds and Acquiring Funds (and ultimately the shareholders of the Target Funds and Acquiring Funds). The share of the cost that is borne by the Funds will be allocated among the Portfolios on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of the Reorganizations and, in some cases, all of the cost of the subject Reorganization. In no event will the Portfolios’ share exceed 50% of the cost of the Reorganizations.
The estimated fund costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Portfolio and, thus, are not subject to the expense limitations of each relevant Portfolio discussed in Note 4 above, are as follows:

		Estimated Costs
	Fund	(in thousands)
Group 1	Transamerica Science & Technology VP	$6
	Transamerica Munder Net50 VP	47
	Transamerica Diversified Equity VP	22

Group 2	Transamerica Value Balanced VP	—
	Transamerica Balanced VP	73

Group 3	Transamerica American Century Large Company Value VP	57
	Transamerica T. Rowe Price Equity Income VP	22
	Transamerica BlackRock Large Cap Value VP	36

Group 4	Transamerica Marsico Growth VP	38
	Transamerica T. Rowe Price Growth Stock VP	57
	Transamerica Jennison Growth VP	51